                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5199
                                  ---------------------------------------------

                     SteinRoe Variable Investment Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                              Russell L. Kane, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-426-3363
                                                   ----------------------------

Date of fiscal year end: December 31, 2003
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

ANNUAL REPORT - CLASS B SHARES
DECEMBER 31, 2003


[GRAPHIC]


STEINROE VARIABLE INVESTMENT TRUST

PRESIDENT'S MESSAGE
SteinRoe Variable Investment Trust

Dear Shareholder:

After three years of disappointment, the recovery in the US economy came as a welcome relief. However, 2003 did not start on a strong note. During the first four months of the 12-month period that ended December 31, 2003, the overall mood of the country was restrained as war loomed, the US economy struggled to maintain positive growth and the job picture worsened.

By May, many of the uncertainties that had plagued the economy showed signs of dissipating and the stage was finally set for a full-blown economic recovery. An end to the major military conflicts of the war with Iraq boosted consumer confidence. Corporations began to report significantly higher profits. The Federal Reserve Board cut short-term interest rates to a 45-year low of 1%--and promised to keep rates low until the economy was on solid ground. A tax package provided financial stimulus, which began to work its way into the economy during the summer months. Many economists grew optimistic that official gross domestic product (GDP) figures would reflect this renewed vigor. Yet, no one seemed prepared for how extraordinary that growth might be--8.2% in the third quarter, with estimates of 4% to 5% growth in the fourth quarter. The business sector had finally kicked into gear. Industrial production rose in the second half of 2003 and business spending--especially on technology-related items--showed strength. Even the labor market improved by year-end, with unemployment declining to 5.9% from a peak of 6.4% earlier in the year.

The US financial markets anticipated the economy's rebound and many sectors picked up in advance of the most positive economic news. The US stock market came to life at the end of March. It suffered modest reversals as the period commenced, but generally speaking, the direction was upward. The S&P 500 Index returned 28.68% for the 12-month period as all major sectors of the market benefited from renewed investor enthusiasm and rising corporate profits. Foreign stock markets reported even higher gains. The MSCI EAFE Index rose 38.59% and the MSCI AC Free Asia ex Japan Index returned 46.98%.

Most sectors of the US bond market also delivered positive returns for the calendar year, but they experienced extraordinary volatility as interest rates fell to historical lows, rose sharply as the economy improved and then came back down in the final months of 2003. High-yield bonds led the fixed-income markets. In fact, many high-yield bond funds outperformed stocks during the period. The debt of companies that had been beaten down over the past three years got the biggest boost as investors gained confidence that their prospects could improve with a stronger economy and a more accommodating climate in which to refinance debt at lower interest rates. Treasury and mortgage bonds suffered most from the shift in interest rates. Municipal bonds, however, held onto solid gains by the end of the period. Money market fund yields fell below 1%, reflecting historically low short-term interest rates.

The recent rebound in economies and markets around the world serves as a strong reminder that a diversified portfolio offers an investor the opportunity to participate in the returns of a variety of markets over time. We encourage you to speak with your financial professional about the diversification opportunities offered by your annuity. And, we encourage you to read the following reports, which provide more detailed information about the performance and strategies used by individual portfolio managers.

Sincerely,


/s/ Joseph R. Palombo

Joseph R. Palombo
President

                                                     Not FIDC   May Lose Value
                                                     Insured   No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE AT A GLANCE
SteinRoe Variable Investment Trust

                                                                         AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)
                                                                         INCEPTION   1-YEAR   5-YEAR   10-YEAR    LIFE
-----------------------------------------------------------------------------------------------------------------------
STEINROE VARIABLE INVESTMENT TRUST
Liberty Asset Allocation Fund, Variable Series -- Class B(1)                6/1/00    20.29     1.32      7.02       --
Liberty Federal Securities Fund, Variable Series -- Class B(1)              6/1/00     2.32     5.96      6.38       --
Liberty Money Market Fund, Variable Series                                  1/1/89     0.69     3.26      4.10       --
Liberty Small Company Growth Fund, Variable Series -- Class B(1)            6/1/00    44.43     6.46      5.75       --
Stein Roe Growth Stock Fund, Variable Series -- Class B(1)                  6/1/00    25.05    -4.63      7.64       --

Past performance does not guarantee future results. Current performance may be lower or higher than the performance data provided. For current month-end performance information, please contact your insurance company.

(1) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

TABLE OF CONTENTS
SteinRoe Variable Investment Trust
Wanger Advisors Trust

STEINROE VARIABLE INVESTMENT TRUST
 PORTFOLIO MANAGERS' DISCUSSIONS
 Liberty Asset Allocation Fund, Variable Series               178
 Liberty Federal Securities Fund, Variable Series             205
 Liberty Money Market Fund, Variable Series                   221
 Liberty Small Company Growth Fund, Variable Series           233
 Stein Roe Growth Stock Fund, Variable Series                 247

 FINANCIAL STATEMENTS
 Liberty Asset Allocation Fund, Variable Series               180
 Liberty Federal Securities Fund, Variable Series             207
 Liberty Money Market Fund, Variable Series                   223
 Liberty Small Company Growth Fund, Variable Series           235
 Stein Roe Growth Stock Fund, Variable Series                 249

                Must be preceded or accompanied by a prospectus.
                     Columbia Funds Distributor, Inc. 2/2004

STEINROE VARIABLE INVESTMENT TRUST


SteinRoe Variable Investment Trust

PORTFOLIO MANAGERS' DISCUSSION
Liberty Asset Allocation Fund, Variable Series / December 31, 2003

Liberty Asset Allocation Fund, Variable Series seeks high total investment return.

Harvey B. Hirschhorn, CFA, is the lead portfolio manager of the fund. He has been associated with Columbia Management Advisors, Inc. and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the fund's assets among various asset classes. Security selection and buy/sell decisions are made by investment professionals with expertise in the specific asset classes.

The fund's higher allocation to stocks, lower exposure to bonds and a minimal cash position all contributed to a solid showing in a rising stock market. We believe that the fund's performance was comfortably higher than its benchmarks, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Index, while underperforming the S&P 500 Index, primarily because of its asset allocation. Our policy of broad diversification paid off, as international stocks, small-cap stocks, real estate investment trusts and high-yield bonds exceeded the robust performances from large-cap stocks and high-quality, fixed-income securities.

FAVORABLE STOCK MARKET ENVIRONMENT

Stocks languished early in the year as the nation headed into the war in Iraq, then rallied as the major military campaign came to a swift end and the US economic outlook brightened. Stocks gained further momentum as continued low interest rates helped reduce the cost of consumer and corporate debt. Corporate earnings rose strongly, adding more fuel to the rising market. In this environment, investors favored stocks with the most leverage to an improving economy.

WELL-POSITIONED FOR MARKET CONDITIONS

Effective asset allocation adjustments helped performance during the period. While our "normal" allocation is 60% stocks and 40% bonds, we favored equities by several percentage points throughout the year because we expected the economy to improve. We modestly reduced our fixed-income position shortly before bond prices tumbled in the third quarter. However, we maintained exposure to high-yield bonds, which performed well during the year. Early in the fourth quarter, we increased the fund's international holdings, believing that foreign stocks had the potential to rise even faster than domestic stocks as the dollar continued to weaken. This decision was right on target. The MSCI EAFE Index posted a fourth quarter return of 16.80% compared to 12.18% for the S&P 500 Index. A weaker dollar also helped the profitability of US companies with overseas operations.

EMPHASIS ON HIGH QUALITY RESTRAINED PERFORMANCE

The fund's investments in large, high-quality US companies resulted in positive, but disappointing returns. While many of these companies had strong balance sheets and excellent long-term prospects, in a strong bull market their stock prices did not rise as quickly as those of smaller companies with less predictable earnings prospects. Within the consumer staples sector, our investments in Safeway, Sara Lee and ConAgra Foods resulted in negative returns. We sold Safeway and Sara Lee because we lost confidence in their long-term performance potential. We held onto ConAgra (0.2% of net assets), which generated a loss early in the year but recovered slowly when market conditions improved.

POSITIONED TO CAPITALIZE ON A STRONGER ECONOMY

We are optimistic that steady economic growth, in the United States and abroad, offers a favorable environment for stocks. If the world's economies continue to expand at a brisk pace, we expect strong corporate profit growth in the year ahead. As a result, we have maintained our above-average weights in domestic and international stocks. Because we believe that interest rates could move higher later this year, we have also maintained our reduced allocation to fixed-income securities. Within fixed income, we favor high-yield bonds, which we believe have the potential to continue to benefit as economic growth helps companies improve their balance sheets. These securities with higher yields may also provide a cushion against rising interest rates.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Liberty Asset Allocation Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. In addition, because the fund invests in high-yield securities it offers the potential for high current income and attractive total return, but involves certain risks, including credit risks associated with lower-rated bonds and interest rate risks. The fund also invests in foreign securities, which have risks greater than US investments including currency fluctuations, political and economic instability and less regulation.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

An investment in the fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty Asset Allocation Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                              1-YEAR        5-YEAR       10-YEAR
--------------------------------------------------------------------------------
Class B (6/1/00)                               20.29          1.32          7.02
S&P 500 Index                                  28.68         -0.57         11.07
Lehman Brothers
  Aggregate Bond Index                          4.10          6.62          6.95
Lehman Brothers
  Government/Credit Index                       4.67          6.66          6.98

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/94(1) - 12/31/03

Class B: $19,713

               CLASS B SHARES   S&P 500 INDEX    LEHMAN BROTHERS AGGREGATE BOND INDEX    LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
1/1/94              $  10,000       $  10,000                               $  10,000                                  $  10,000
1/31/94             $  10,198       $  10,340                               $  10,135                                  $  10,150
2/28/94             $  10,068       $  10,059                               $   9,959                                  $   9,929
3/31/94             $   9,733       $   9,620                               $   9,713                                  $   9,685
4/30/94             $   9,718       $   9,743                               $   9,635                                  $   9,605
5/31/94             $   9,817       $   9,903                               $   9,634                                  $   9,588
6/30/94             $   9,657       $   9,660                               $   9,613                                  $   9,566
7/31/94             $   9,862       $   9,977                               $   9,804                                  $   9,757
8/31/94             $  10,083       $  10,386                               $   9,816                                  $   9,761
9/30/94             $   9,839       $  10,132                               $   9,672                                  $   9,614
10/31/94            $   9,824       $  10,360                               $   9,663                                  $   9,603
11/30/94            $   9,534       $   9,983                               $   9,642                                  $   9,586
12/31/94            $   9,680       $  10,131                               $   9,708                                  $   9,649
1/31/95             $   9,791       $  10,393                               $   9,900                                  $   9,834
2/28/95             $  10,136       $  10,798                               $  10,136                                  $  10,062
3/31/95             $  10,295       $  11,117                               $  10,198                                  $  10,130
4/30/95             $  10,517       $  11,444                               $  10,341                                  $  10,272
5/31/95             $  10,851       $  11,901                               $  10,741                                  $  10,702
6/30/95             $  11,049       $  12,178                               $  10,819                                  $  10,788
7/31/95             $  11,367       $  12,582                               $  10,795                                  $  10,746
8/31/95             $  11,391       $  12,613                               $  10,926                                  $  10,883
9/30/95             $  11,613       $  13,146                               $  11,032                                  $  10,994
10/31/95            $  11,502       $  13,098                               $  11,175                                  $  11,156
11/30/95            $  11,892       $  13,673                               $  11,343                                  $  11,340
12/31/95            $  12,144       $  13,937                               $  11,502                                  $  11,506
1/31/96             $  12,385       $  14,411                               $  11,578                                  $  11,578
2/29/96             $  12,490       $  14,545                               $  11,376                                  $  11,332
3/31/96             $  12,644       $  14,685                               $  11,297                                  $  11,237
4/30/96             $  12,696       $  14,901                               $  11,233                                  $  11,160
5/31/96             $  12,800       $  15,285                               $  11,211                                  $  11,141
6/30/96             $  12,939       $  15,343                               $  11,361                                  $  11,289
7/31/96             $  12,697       $  14,665                               $  11,392                                  $  11,315
8/31/96             $  12,878       $  14,974                               $  11,372                                  $  11,287
9/30/96             $  13,249       $  15,817                               $  11,570                                  $  11,487
10/31/96            $  13,620       $  16,254                               $  11,827                                  $  11,755
11/30/96            $  14,207       $  17,483                               $  12,029                                  $  11,971
12/31/96            $  14,044       $  17,137                               $  11,918                                  $  11,838
1/31/97             $  14,483       $  18,208                               $  11,955                                  $  11,853
2/28/97             $  14,327       $  18,350                               $  11,984                                  $  11,878
3/31/97             $  13,976       $  17,595                               $  11,851                                  $  11,736
4/30/97             $  14,395       $  18,646                               $  12,029                                  $  11,908
5/31/97             $  14,981       $  19,781                               $  12,143                                  $  12,018
6/30/97             $  15,333       $  20,668                               $  12,288                                  $  12,163
7/31/97             $  16,212       $  22,313                               $  12,620                                  $  12,535
8/31/97             $  15,656       $  21,063                               $  12,512                                  $  12,394
9/30/97             $  16,338       $  22,218                               $  12,696                                  $  12,589
10/31/97            $  16,046       $  21,475                               $  12,880                                  $  12,790
11/30/97            $  16,211       $  22,470                               $  12,940                                  $  12,858
12/31/97            $  16,405       $  22,856                               $  13,070                                  $  12,993
1/31/98             $  16,552       $  23,110                               $  13,238                                  $  13,176
2/28/98             $  17,018       $  24,776                               $  13,227                                  $  13,150
3/31/98             $  17,416       $  26,045                               $  13,272                                  $  13,191
4/30/98             $  17,460       $  26,308                               $  13,341                                  $  13,257
5/31/98             $  17,233       $  25,855                               $  13,468                                  $  13,399
6/30/98             $  17,481       $  26,905                               $  13,582                                  $  13,535
7/31/98             $  17,417       $  26,620                               $  13,611                                  $  13,546
8/31/98             $  15,865       $  22,771                               $  13,833                                  $  13,810
9/30/98             $  16,425       $  24,230                               $  14,156                                  $  14,205
10/31/98            $  17,146       $  26,200                               $  14,081                                  $  14,104
11/30/98            $  17,737       $  27,788                               $  14,162                                  $  14,189
12/31/98            $  18,459       $  29,388                               $  14,204                                  $  14,224
1/31/99             $  18,923       $  30,617                               $  14,305                                  $  14,325
2/28/99             $  18,491       $  29,665                               $  14,055                                  $  13,984
3/31/99             $  18,835       $  30,851                               $  14,132                                  $  14,054
4/30/99             $  19,091       $  32,045                               $  14,177                                  $  14,090
5/31/99             $  18,811       $  31,289                               $  14,052                                  $  13,944
6/30/99             $  19,452       $  33,025                               $  14,007                                  $  13,901
7/31/99             $  19,114       $  31,995                               $  13,947                                  $  13,862
8/31/99             $  19,008       $  31,838                               $  13,940                                  $  13,851
9/30/99             $  19,043       $  30,966                               $  14,102                                  $  13,976
10/31/99            $  19,532       $  32,926                               $  14,154                                  $  14,012
11/30/99            $  19,823       $  33,594                               $  14,153                                  $  14,004
12/31/99            $  20,769       $  35,573                               $  14,085                                  $  13,918
1/31/2000           $  20,266       $  33,787                               $  14,038                                  $  13,914
2/29/2000           $  20,406       $  33,149                               $  14,208                                  $  14,088
3/31/2000           $  21,522       $  36,391                               $  14,396                                  $  14,292
4/30/2000           $  20,818       $  35,295                               $  14,354                                  $  14,222
5/31/2000           $  20,342       $  34,572                               $  14,347                                  $  14,210
6/30/2000           $  21,133       $  35,426                               $  14,645                                  $  14,499
7/31/2000           $  21,057       $  34,873                               $  14,778                                  $  14,653
8/31/2000           $  22,162       $  37,039                               $  14,993                                  $  14,860
9/30/2000           $  21,446       $  35,083                               $  15,087                                  $  14,916
10/31/2000          $  21,219       $  34,936                               $  15,187                                  $  15,010
11/30/2000          $  20,213       $  32,183                               $  15,436                                  $  15,267
12/31/2000          $  20,527       $  32,341                               $  15,723                                  $  15,568
1/31/2001           $  20,966       $  33,489                               $  15,981                                  $  15,829
2/28/2001           $  19,695       $  30,434                               $  16,120                                  $  15,992
3/31/2001           $  18,839       $  28,505                               $  16,200                                  $  16,066
4/30/2001           $  19,728       $  30,720                               $  16,132                                  $  15,945
5/31/2001           $  19,607       $  30,926                               $  16,229                                  $  16,038
6/30/2001           $  19,325       $  30,174                               $  16,291                                  $  16,115
7/31/2001           $  19,271       $  29,878                               $  16,656                                  $  16,516
8/31/2001           $  18,504       $  28,008                               $  16,847                                  $  16,727
9/30/2001           $  17,588       $  25,745                               $  17,044                                  $  16,881
10/31/2001          $  17,831       $  26,237                               $  17,401                                  $  17,310
11/30/2001          $  18,599       $  28,249                               $  17,161                                  $  17,026
12/31/2001          $  18,599       $  28,498                               $  17,051                                  $  16,892
1/31/2002           $  18,424       $  28,082                               $  17,189                                  $  17,015
2/28/2002           $  18,222       $  27,540                               $  17,356                                  $  17,160
3/31/2002           $  18,595       $  28,575                               $  17,067                                  $  16,811
4/30/2002           $  18,179       $  26,843                               $  17,399                                  $  17,137
5/31/2002           $  18,151       $  26,645                               $  17,546                                  $  17,295
6/30/2002           $  17,376       $  24,748                               $  17,697                                  $  17,442
7/31/2002           $  16,476       $  22,820                               $  17,911                                  $  17,651
8/31/2002           $  16,574       $  22,968                               $  18,214                                  $  18,047
9/30/2002           $  15,506       $  20,471                               $  18,509                                  $  18,435
10/31/2002          $  16,227       $  22,273                               $  18,424                                  $  18,258
11/30/2002          $  16,823       $  23,585                               $  18,419                                  $  18,269
12/31/2002          $  16,379       $  22,200                               $  18,800                                  $  18,753
1/31/2003           $  16,074       $  21,619                               $  18,817                                  $  18,753
2/28/2003           $  15,852       $  21,295                               $  19,076                                  $  19,087
3/31/2003           $  15,933       $  21,501                               $  19,061                                  $  19,062
4/30/2003           $  16,808       $  23,273                               $  19,219                                  $  19,266
5/31/2003           $  17,653       $  24,499                               $  19,577                                  $  19,813
6/30/2003           $  17,883       $  24,813                               $  19,538                                  $  19,734
7/31/2003           $  17,926       $  25,250                               $  18,881                                  $  18,907
8/31/2003           $  18,255       $  25,742                               $  19,006                                  $  19,032
9/30/2003           $  18,212       $  25,469                               $  19,509                                  $  19,635
10/31/2003          $  18,827       $  26,911                               $  19,328                                  $  19,386
11/30/2003          $  19,057       $  27,147                               $  19,374                                  $  19,438
12/31/2003          $  19,713       $  28,563                               $  19,576                                  $  19,634

NET ASSET VALUE PER SHARE ($)                               12/31/02    12/31/03
--------------------------------------------------------------------------------
Class B                                                        11.82       13.75

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Aggregate Bond Index is an unmanaged index of investment-grade US Treasury and agency securities, corporate bonds and mortgage-backed bonds. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of US government and investment-grade US corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989.

INVESTMENT PORTFOLIO
Liberty Asset Allocation Fund, Variable Series / December 31, 2003

                                                       SHARES          VALUE
                                                   -------------   -------------
COMMON STOCKS--64.7%
CONSUMER DISCRETIONARY--9.4%
AUTO COMPONENTS--0.5%
Autoliv, Inc.                                              3,120   $     117,468
BorgWarner, Inc.                                             600          51,042
Dana Corp.                                                 3,200          58,720
Delphi Corp.                                              63,500         648,335
Federal Signal Corp.                                         757          13,263
Gentex Corp.                                               3,730         164,717
Johnson Controls, Inc.                                       700          81,284
Lear Corp.                                                 2,000         122,660
Modine Manufacturing Co.                                     900          24,282
Standard Motor Products, Inc.                              2,000          24,300
Superior Industries International                          2,000          87,040
                                                                   -------------
                                                                       1,393,111
                                                                   -------------
AUTOMOBILES--0.2%
Honda Motor Co., Ltd.                                     13,700         608,690
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE--1.2%
Alliance Gaming Corp.                                      3,100          76,415
Applebee's International, Inc.                             1,500          58,905
Bally Total Fitness Holding Corp. (a)                      3,600          25,200
Bob Evans Farms, Inc.                                        520          16,879
Brinker International, Inc. (a)                            2,800          92,848
Buffalo Wild Wings, Inc. (a)                                 700          18,165
Carnival PLC                                               6,833         274,560
Compass Group PLC                                         86,920         589,595
Darden Restaurants, Inc.                                   1,500          31,560
Dave & Buster's, Inc. (a)                                  1,600          20,288
Gaylord Entertainment Co. (a)                              2,400          71,640
Harrah's Entertainment, Inc.                               4,594         228,643
Hilton Hotels Corp.                                        8,125         139,181
Landry's Restaurants, Inc.                                 1,900          48,868
Lone Star Steakhouse & Saloon                              2,500          57,950
Marriott International, Inc., Class A                        875          40,425
MGM Mirage, Inc. (a)                                       1,010          37,986
Outback Steakhouse, Inc.                                   1,380          61,010
Prime Hospitality Corp. (a)                                3,100          31,620
Scientific Games Corp. (a)                                 8,300         141,183
Six Flags, Inc. (a)                                        7,700          57,904
Starwood Hotels & Resorts Worldwide, Inc.                    770          27,697
Station Casinos, Inc.                                      5,800         177,654
Wendy's International, Inc.                               25,100         984,924
Yum! Brands, Inc. (a)                                     11,210         385,624
                                                                   -------------
                                                                       3,696,724
                                                                   -------------
HOUSEHOLD DURABLES--0.6%
American Greetings Corp., Class A (a)                      1,000          21,870
CSS Industries, Inc.                                       1,200          37,212
Garmin Ltd.                                                2,290         124,759
Interface, Inc., Class A (a)                               3,900          21,567
Kimball International, Inc., Class B                       2,600          40,430
Koninklijke Philips Electronics NV                        26,300         767,115
Matsushita Electric Industrial Co., Ltd., ADR             11,470         159,892
Meritage Corp. (a)                                         1,300   $      86,203
Newell Rubbermaid, Inc.                                    3,000          68,310
Nintendo Co., Ltd.                                         5,200         485,369
Russ Berrie & Co, Inc.                                       400          13,560
Toro Co.                                                     400          18,560
                                                                   -------------
                                                                       1,844,847
                                                                   -------------
INTERNET & CATALOG RETAIL--0.3%
eBay, Inc. (a)                                            13,360         862,922
InterActiveCorp (a)                                        2,840          96,361
                                                                   -------------
                                                                         959,283
                                                                   -------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Brunswick Corp.                                            1,380          43,925
Jakks Pacific, Inc. (a)                                    2,400          31,584
Johnson Outdoors, Inc., Class A (a)                        1,300          19,504
M&F Worldwide Corp. (a)                                    1,800          24,048
Mattel, Inc.                                              18,200         350,714
                                                                   -------------
                                                                         469,775
                                                                   -------------
MEDIA--2.9%
Alliance Atlantis Communications, Inc., Class B (a)        3,900          59,748
British Sky Broadcasting PLC (a)                          39,000         489,408
Catalina Marketing Corp. (a)                               1,700          34,272
Clear Channel Communications, Inc.                        16,485         771,993
COX Radio, Inc., Class A (a)                               3,400          85,782
Cumulus Media, Inc., Class A (a)                           2,600          57,200
Gannett Co., Inc.                                          3,700         329,892
Grupo Televisa SA, ADR                                     6,800         271,048
Journal Communications, Inc., Class A                      2,800          51,884
Knight-Ridder, Inc.                                          700          54,159
Liberty Corp.                                              1,100          49,709
Lin TV Corp., Class A (a)                                  4,200         108,402
McGraw-Hill Companies, Inc.                               10,000         699,200
Media General, Inc., Class A                                 700          45,570
Mediacom Communications Corp. (a)                          4,600          39,882
New York Times Co., Class A                                1,500          71,685
News Corp., Ltd.                                          32,600         294,309
Omnicom Group, Inc.                                        6,500         567,645
Radio One, Inc., Class D (a)                               3,100          59,830
Sinclair Broadcast Group, Inc., Class A (a)                8,900         132,788
Societe Television Francaise 1                            11,920         415,715
Time Warner, Inc. (a)                                     41,800         751,982
TiVo, Inc. (a)                                             6,400          47,360
Univision Communications, Inc., Class A (a)                4,500         178,605
Viacom, Inc., Class A                                      7,400         327,598
Viacom, Inc., Class B                                     43,390       1,925,648
Westwood One, Inc. (a)                                     2,000          68,420
WPP Group PLC                                             44,650         437,168
XM Satellite Radio Holdings, Inc., Class A (a)             9,960         262,546
                                                                   -------------
                                                                       8,689,448
                                                                   -------------

                       See Notes to Investment Portfolio.

                                                       SHARES          VALUE
                                                   -------------   -------------
MULTI-LINE RETAIL--1.0%
BJ's Wholesale Club, Inc. (a)                              1,000   $      22,960
Costco Wholesale Corp. (a)                                15,500         576,290
Dollar Tree Stores, Inc. (a)                               2,290          68,837
Federated Department Stores, Inc.                          4,000         188,520
Ito-Yokado Co., Ltd.                                       8,000         251,645
ShopKo Stores, Inc. (a)                                    1,700          25,925
Target Corp.                                              23,160         889,344
Wal-Mart Stores, Inc.                                     17,650         936,332
                                                                   -------------
                                                                       2,959,853
                                                                   -------------
SPECIALTY RETAIL--2.1%
Bed Bath & Beyond, Inc. (a)                               12,410         537,974
Best Buy Co., Inc.                                        12,500         653,000
Bombay Co, Inc. (a)                                        9,300          75,702
Borders Group, Inc.                                        3,000          65,760
Building Material Holding Corp.                            1,100          17,083
CDW Corp.                                                  1,470          84,907
Chico's FAS, Inc. (a)                                     16,920         625,194
CompuCom Systems, Inc. (a)                                 4,114          21,557
Cost Plus, Inc. (a)                                        2,700         110,700
Fast Retailing Co., Ltd.                                   4,800         291,669
Friedman's, Inc., Class A                                  2,700          18,117
Gadzooks, Inc. (a)                                         3,000           4,650
GameStop Corp., Class A (a)                                1,900          29,279
Goody's Family Clothing, Inc.                              3,300          30,888
Home Depot, Inc.                                          28,000         993,720
Hughes Supply, Inc.                                          800          39,696
Kingfisher PLC                                            40,987         203,761
Linens 'N Things, Inc. (a)                                 1,000          30,080
Lowe's Companies, Inc.                                    17,830         987,604
Monro Muffler, Inc. (a)                                    2,500          50,025
Movie Gallery, Inc.                                          800          14,944
Office Depot, Inc. (a)                                    42,200         705,162
Party City Corp. (a)                                       2,800          35,532
PETAnimal Supplies, Inc. (a)                               3,200          97,440
Rent Way, Inc. (a)                                         5,500          45,045
Rent-A-Center, Inc. (a)                                    1,200          35,856
Ross Stores, Inc.                                          2,400          63,432
Sharper Image Corp. (a)                                    3,300         107,745
Staples, Inc. (a)                                          2,110          57,603
TBC Corp. (a)                                                700          18,067
TJX Companies, Inc.                                        5,700         125,685
United Rentals, Inc. (a)                                   1,800          34,668
Williams-Sonoma, Inc. (a)                                  3,300         114,741
                                                                   -------------
                                                                       6,327,286
                                                                   -------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Coach, Inc. (a)                                           10,860         409,965
Delta Apparel, Inc.                                          800          14,248
Gucci Group NV                                             3,585         306,925
Hampshire Group Ltd. (a)                                   1,300          40,781
Kellwood Co.                                               1,700          69,700
Maxwell Shoe Co., Class A (a)                              2,700          45,819
Quiksilver, Inc. (a)                                       4,900          86,877
Reebok International Ltd.                                  1,750          68,810
Russell Corp.                                              1,900          33,364
Stride Rite Corp.                                          2,300   $      26,174
Wolverine World Wide, Inc.                                 1,900          38,722
                                                                   -------------
                                                                       1,141,385
                                                                   -------------

CONSUMER STAPLES--4.1%
BEVERAGES--0.8%
Diageo PLC                                                21,400         280,771
Pepsi Bottling Group, Inc.                                 2,800          67,704
PepsiCo, Inc.                                             41,460       1,932,865
                                                                   -------------
                                                                       2,281,340
                                                                   -------------
FOOD & DRUG RETAILING--0.2%
NeighborCare, Inc. (a)                                     2,100          41,475
Performance Food Group Co. (a)                             1,200          43,404
Sysco Corp.                                               13,090         487,341
Winn-Dixie Stores, Inc.                                    2,600          25,870
                                                                   -------------
                                                                         598,090
                                                                   -------------
FOOD PRODUCTS--1.4%
American Italian Pasta Co., Class A (a)                    1,600          67,040
Bunge Ltd.                                                14,500         477,340
Central Garden and Pet Co. (a)                             1,100          30,833
ConAgra Foods, Inc.                                       26,000         686,140
Corn Products International, Inc.                          1,900          65,455
Dean Foods Co. (a)                                        22,740         747,464
Hormel Foods Corp.                                         1,700          43,877
Kraft Foods, Inc.                                         20,000         644,400
Nestle SA, Registered Shares                               4,780       1,193,744
Numico NV                                                  9,227         254,716
Omega Protein Corp. (a)                                    2,700          20,844
Ralcorp Holdings, Inc. (a)                                 2,000          62,720
Sensient Technologies Corp.                                1,500          29,655
                                                                   -------------
                                                                       4,324,228
                                                                   -------------
HOUSEHOLD PRODUCTS--1.0%
Clorox Co.                                                13,700         665,272
Kimberly-Clark Corp.                                      12,400         732,716
Procter & Gamble Co.                                      15,610       1,559,127
                                                                   -------------
                                                                       2,957,115
                                                                   -------------
PERSONAL PRODUCTS--0.3%
Alberto-Culver Co., Inc., Class B                          7,570         477,516
Avon Products, Inc.                                        1,200          80,988
Gillette Co.                                               9,400         345,262
                                                                   -------------
                                                                         903,766
                                                                   -------------
TOBACCO--0.4%
Altria Group, Inc.                                        23,358       1,271,142
Schweitzer-Mauduit International, Inc.                       600          17,868
                                                                   -------------
                                                                       1,289,010
                                                                   -------------

ENERGY--4.5%
ENERGY EQUIPMENT & SERVICES--1.2%
Baker Hughes, Inc.                                        21,800         701,088
BJ Services Co. (a)                                        2,990         107,341
Halliburton Co.                                           48,100       1,250,600

                       See Notes to Investment Portfolio.

                                                       SHARES          VALUE
                                                   -------------   -------------
Key Energy Services, Inc. (a)                              5,800   $      59,798
Lufkin Industries, Inc.                                    1,500          43,185
Maverick Tube Corp. (a)                                    3,900          75,075
Nabors Industries Ltd. (a)                                   610          25,315
National-Oilwell, Inc. (a)                                 3,210          71,776
Noble Corp. (a)                                            7,520         269,066
Patterson-UTI Energy, Inc. (a)                             1,950          64,194
Saipem S.p.A                                              25,500         205,945
Schlumberger Ltd.                                          9,180         502,330
Transocean, Inc. (a)                                       2,900          69,629
Unit Corp. (a)                                             3,400          80,070
Universal Compression Holdings, Inc. (a)                   1,300          34,008
Weatherford International Ltd. (a)                           900          32,400
Willbros Group, Inc. (a)                                   4,100          49,282
                                                                   -------------
                                                                       3,641,102
                                                                   -------------
OIL & GAS--3.3%
Amerada Hess Corp.                                         1,800          95,706
Apache Corp.                                               1,070          86,777
BP PLC                                                    45,800         370,352
BP PLC, ADR                                               27,700       1,366,995
ConocoPhillips                                            21,200       1,390,084
Exxon Mobil Corp.                                         45,000       1,845,000
Harvest Natural Resources, Inc. (a)                        3,300          32,835
Marathon Oil Corp.                                        31,000       1,025,790
Murphy Oil Corp.                                           1,290          84,250
Occidental Petroleum Corp.                                 1,200          50,688
Patina Oil & Gas Corp.                                     1,900          93,081
Pioneer Natural Resources Co. (a)                            600          19,158
Royal Dutch Petroleum Co.                                  6,360         334,955
Royal Dutch Petroleum Co., N.Y. Shares                    13,300         696,787
Shell Transport & Trading Co. PLC                         81,900         607,443
Stone Energy Corp. (a)                                     1,300          55,185
Tom Brown, Inc. (a)                                        1,300          41,925
Total SA                                                   4,850         900,726
Ultra Petroleum Corp. (a)                                  2,200          54,164
Vintage Petroleum, Inc.                                    3,800          45,714
Western Gas Resources, Inc.                                2,300         108,675
Westport Resources Corp. (a)                               2,000          59,720
Whiting Petroleum Corp. (a)                                2,000          36,800
XTO Energy, Inc.                                          10,613         300,348
                                                                   -------------
                                                                       9,703,158
                                                                   -------------

FINANCIALS--13.5%
BANKS--5.1%
Allied Irish Banks PLC                                     9,300         148,227
Bancfirst Corp.                                              200          11,740
Banco Santander Central Hispano SA                        58,300         689,744
Bancorpsouth, Inc.                                         1,800          42,696
BancTrust Financial Group, Inc.                              783          12,544
Bank of America Corp.                                     19,503       1,568,626
Bank of Granite Corp.                                      1,700          37,026
Bank of New York Co., Inc.                                28,500         943,920
Bank One Corp.                                            20,417         930,811
Bankinter SA                                               4,055   $     166,301
Banknorth Group, Inc.                                      2,400          78,072
Boston Private Financial Holdings, Inc.                    2,600          64,584
Bryn Mawr Bank Corp.                                       2,100          51,429
Capitol Bancorp Ltd.                                         800          22,720
Charter One Financial, Inc.                                2,100          72,555
Chemical Financial Corp.                                   1,710          62,227
Chittenden Corp.                                           1,900          63,916
City National Corp.                                        1,400          86,968
Community First Bankshares, Inc.                           1,300          37,622
Community Trust Bancorp, Inc.                              1,000          30,200
Corus Bankshares, Inc.                                     1,800          56,808
Cullen/Frost Bankers, Inc.                                   900          36,513
DBS Group Holdings Ltd.                                   31,000         268,327
East-West Bancorp, Inc.                                    1,600          85,888
Fifth Third Bancorp                                        6,200         366,420
First Citizens BancShares, Inc., Class A                     300          36,459
First Financial Bankshares, Inc.                             875          36,488
ForeningsSparbanken AB                                    20,250         398,367
Golden West Financial Corp.                                2,100         216,699
Greater Bay Bancorp                                        1,400          39,872
Greenpoint Financial Corp.                                 2,250          79,470
Hancock Holding Co.                                          400          21,828
Investors Financial Services Corp.                         3,200         122,912
Lloyds TSB Group PLC                                     120,790         965,961
MainSource Financial Group, Inc.                             683          20,932
MASSBANK Corp.                                               600          25,560
Mercantile Bank Corp.                                      1,900          69,350
Merchants Bancshares, Inc.                                 1,400          42,770
Mid-State Bancshares                                       2,500          63,600
Mitsubishi Tokyo Financial Group, Inc.                        16         124,852
National City Corp.                                        8,835         299,860
North Fork Bancorporation, Inc.                            2,300          93,081
Northrim BanCorp., Inc.                                    1,200          27,540
Omega Financial Corp.                                        300          11,547
Prosperity Bancshares, Inc.                                3,000          67,560
Riggs National Corp.                                       2,700          44,631
S.Y. Bancorp, Inc.                                           400           8,224
Sanpaolo IMI S.p.A                                        37,400         487,243
Simmons First National Corp., Class A                      1,200          33,480
Sovereign Bancorp, Inc.                                    5,300         125,875
Sterling Bancshares, Inc.                                  1,900          25,327
Sumitomo Mitsui Financial Group, Inc.                         20         106,594
Trico Bancshares                                           1,700          53,652
UBS AG                                                    22,850       1,564,208
UniCredito Italiano S.p.A                                 87,850         473,739
US Bancorp                                                47,700       1,420,506
Webster Financial Corp.                                    1,500          68,790
Wells Fargo & Co.                                         33,500       1,972,815
Whitney Holding Corp.                                      1,000          40,990
                                                                   -------------
                                                                      15,126,666
                                                                   -------------

                       See Notes to Investment Portfolio.

                                                       SHARES          VALUE
                                                   -------------   -------------
DIVERSIFIED FINANCIALS--4.4%
American Express Co.                                      12,800   $     617,344
Bear Stearns Companies, Inc.                                 900          71,955
Cash America International, Inc.                           3,200          67,776
Citigroup, Inc.                                          104,180       5,056,897
Commercial Capital BanCorp, Inc. (a)                       2,950          63,160
Countrywide Financial Corp.                                5,733         434,873
Freddie Mac                                               18,200       1,061,424
Goldman Sachs Group, Inc.                                  9,650         952,744
Janus Capital Group, Inc.                                  7,900         129,639
Jefferies Group, Inc.                                      2,600          85,852
JP Morgan Chase & Co.                                     24,968         917,075
LaBranche & Co, Inc.                                       2,200          25,674
Lehman Brothers Holdings, Inc.                             1,100          84,942
MBNA Corp.                                                18,700         464,695
Merrill Lynch & Co., Inc.                                 19,053       1,117,458
Metris Companies, Inc.                                     5,200          23,088
MFC Bancorp Ltd.                                           4,200          77,280
Morgan Stanley                                             8,313         481,073
Nissin Co., Ltd.                                          36,000         163,644
Nomura Holdings, Inc.                                     31,000         528,072
Promise Co., Ltd.                                          2,700         117,693
State Street Corp.                                         8,600         447,888
                                                                   -------------
                                                                      12,990,246
                                                                   -------------
INSURANCE--2.8%
Aflac, Inc.                                                9,000         325,620
Alleanza Assicurazioni S.p.A                              44,650         488,309
AMB Generali Holding AG                                    2,300         176,423
Ambac Financial Group, Inc.                               11,200         777,168
American International Group, Inc.                        20,600       1,365,368
AmerUs Group Co.                                             700          24,479
Berkshire Hathaway, Inc., Class A (a)                         16       1,348,000
Cincinnati Financial Corp.                                   800          33,504
CNA Surety Corp. (a)                                       2,000          19,020
Commerce Group, Inc.                                         900          35,550
Delphi Financial Group                                     1,800          64,800
Horace Mann Educators Corp.                                2,100          29,337
Infinity Property & Casualty Corp.                         3,200         105,760
Kansas City Life Insurance Co.                               200           9,240
Lincoln National Corp.                                    26,876       1,084,984
Loews Corp.                                                  800          39,560
Nationwide Financial Services                              1,400          46,284
Navigators Group, Inc. (a)                                   800          24,696
Old Republic International Corp.                             600          15,216
Philadelphia Consolidated Holding Co. (a)                  1,500          73,245
Phoenix Companies, Inc.                                    4,300          51,772
PGroup, Inc.                                               3,000         111,690
Prudential PLC                                            63,100         531,927
Radian Group, Inc.                                         1,900          92,625
RLI Corp.                                                  1,300          48,698
St. Paul Companies                                         1,200          47,580
Stancorp Financial Group, Inc.                               640          40,243
State Auto Financial Corp.                                 1,300          30,407
Swiss Re, Registered Shares                                2,450         165,340
Travelers Property Casualty Corp., Class B                37,900   $     643,163
Universal American Financial Corp. (a)                     1,800          17,838
Willis Group Holdings Ltd.                                17,734         604,197
                                                                   -------------
                                                                       8,472,043
                                                                   -------------
REAL ESTATE--1.2%
Alexandria Real Estate Equities, Inc., REIT                2,015         116,668
AMB Property Corp., REIT                                   1,300          42,744
American Financial Realty Trust, REIT                      2,510          42,796
Apartment Investment & Management Co.,
  Class A, REIT                                              980          33,810
Archstone-Smith Trust, REIT                               12,575         351,848
AvalonBay Communities, Inc., REIT                          1,020          48,756
Boston Properties, Inc., REIT                                940          45,299
Boykin Lodging Co., REIT                                   3,500          32,025
Brookfield Properties Corp., REIT                          1,220          35,014
CarrAmerica Realty Corp., REIT                               810          24,122
Catellus Development Corp., REIT                           1,180          28,462
CenterPoint Properties Trust, REIT                           755          56,550
Chelsea Property Group, Inc., REIT                           635          34,804
Cousins Properties, Inc., REIT                             3,730         114,138
Duke Realty Corp., REIT                                    3,220          99,820
Eastgroup Properties, Inc., REIT                           1,300          42,094
Equity Office Properties Trust, REIT                       2,680          76,782
Equity One, Inc., REIT                                     2,000          33,760
Equity Residential, REIT                                   1,855          54,741
First Industrial Realty Trust, Inc., REIT                    820          27,675
First Potomac Realty Trust, REIT (a)                         800          14,992
General Growth Properties, Inc., REIT                      5,620         155,955
Getty Realty Corp., REIT                                   1,300          33,995
Gladstone Commercial Corp., REIT                           1,600          26,960
iStar Financial, Inc., REIT                                3,370         131,093
Keystone Property Trust, REIT                              1,400          30,926
Kimco Realty Corp., REIT                                   7,266         325,154
La Quinta Corp., REIT (a)                                  5,290          33,909
Liberty Property Trust, REIT                               1,855          72,160
Manufactured Home Communities, Inc., REIT                    530          19,954
Mid-America Apartment Communties, Inc., REIT               1,300          43,654
Nationwide Health Properties, Inc., REIT                   2,200          43,010
Newcastle Investment Corp., REIT                           1,870          50,677
Pan Pacific Retail Properties, Inc., REIT                    875          41,694
Parkway Properties, Inc., REIT                               280          11,648
Prentiss Properties Trust, REIT                              545          17,980
ProLogis, REIT                                             4,135         132,692
PS Business Parks, Inc., REIT                              1,400          57,764
Public Storage, Inc., REIT                                 1,805          78,319
Reckson Associates Realty Corp., REIT                        690          16,767

                       See Notes to Investment Portfolio.

                                                       SHARES          VALUE
                                                   -------------   -------------
Regency Centers Corp., REIT                                2,520   $     100,422
Rouse Co., REIT                                            2,295         107,865
Simon Property Group, Inc., REIT                           3,380         156,629
SL Green Realty Corp., REIT                                1,060          43,513
St. Joe Co., REIT                                          2,040          76,072
Tanger Factory Outlet Centers, Inc., REIT                    500          20,350
Taubman Centers, Inc., REIT                                2,690          55,414
United Dominion Realty Trust, Inc., REIT                   1,910          36,672
Universal Health Realty Income Trust, REIT                   900          27,090
Urstadt Biddle Properties, Inc., Class A, REIT             2,000          28,300
Vornado Realty Trust, REIT                                 6,799         372,245
                                                                   -------------
                                                                       3,705,783
                                                                   -------------

HEALTH CARE--7.0%
BIOTECHNOLOGY--1.1%
Amgen, Inc. (a)                                           28,540       1,763,772
Amylin Pharmaceuticals, Inc. (a)                           2,280          50,662
BioMarin Pharmaceuticals, Inc. (a)                         7,600          59,044
Ciphergen Biosystems, Inc. (a)                             4,200          47,208
Cytogen Corp. (a)                                          4,600          50,048
Gilead Sciences, Inc. (a)                                 11,170         649,424
Harvard Bioscience, Inc. (a)                               1,540          13,706
ICOS Corp. (a)                                             2,040          84,211
Ilex Oncology, Inc. (a)                                    3,200          68,000
Neurocrine Biosciences, Inc. (a)                           1,400          76,356
Protein Design Labs, Inc. (a)                              4,000          71,600
Serologicals Corp. (a)                                     6,400         119,040
Telik, Inc. (a)                                            3,300          75,933
                                                                   -------------
                                                                       3,129,004
                                                                   -------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Alcon, Inc.                                               10,250         620,535
Biomet, Inc.                                               2,000          72,820
Bio-Rad Laboratories, Inc., Class A (a)                    1,700          98,039
Boston Scientific Corp. (a)                               19,700         724,172
Conceptus, Inc. (a)                                        2,900          30,798
Cytyc Corp. (a)                                            4,300          59,168
Essilor International SA                                  10,700         552,740
Integra LifeSciences Holdings Corp. (a)                    2,400          68,712
LCA-Vision, Inc. (a)                                       1,000          21,170
Medical Action Industries, Inc. (a)                        5,200          97,292
Merit Medical Systems, Inc. (a)                              (b)               7
Millipore Corp. (a)                                        1,400          60,270
Noven Pharmaceuticals, Inc. (a)                            5,400          82,134
Sola International, Inc. (a)                               1,300          24,440
SonoSite, Inc. (a)                                         3,100          66,464
St. Jude Medical, Inc. (a)                                17,730       1,087,736
Varian Medical Systems, Inc. (a)                           1,170          80,847
Zimmer Holdings, Inc. (a)                                  9,500         668,800
Zoll Medical Corp. (a)                                     1,100          39,028
                                                                   -------------
                                                                       4,455,172
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES--1.4%
Advisory Board Co. (a)                                     1,500          52,365
Aetna, Inc.                                               19,500   $   1,317,810
America Service Group, Inc. (a)                            1,200          37,091
Anthem, Inc. (a)                                           1,700         127,500
Caremark Rx, Inc. (a)                                     33,600         851,088
Chronimed, Inc. (a)                                        2,700          22,896
Community Health Systems, Inc. (a)                         2,940          78,145
Cross Country Healthcare, Inc. (a)                         1,400          20,888
DaVita, Inc. (a)                                           2,750         107,250
First Health Group Corp. (a)                               4,200          81,732
Genesis HealthCare Corp. (a)                               1,050          23,919
HCA, Inc.                                                  1,700          73,032
Health Management Associates, Inc., Class A                1,480          35,520
Hooper Holmes, Inc.                                        2,600          16,068
Kindred Healthcare, Inc. (a)                               1,100          57,178
LifePoint Hospitals, Inc. (a)                              1,800          53,010
Manor Care, Inc.                                           2,350          81,240
MAXIMUS, Inc. (a)                                            700          27,391
McKesson Corp.                                            20,600         662,496
Pediatrix Medical Group, Inc. (a)                          1,000          55,090
Priority Healthcare Corp., Class B (a)                     1,600          38,576
Province Healthcare Co. (a)                                1,400          22,400
Stewart Enterprises, Inc. (a)                              6,400          36,352
UnitedHealth Group, Inc.                                   1,380          80,288
US Oncology, Inc. (a)                                      6,600          71,016
US Physical Therapy, Inc. (a)                              1,900          29,887
WellChoice, Inc. (a)                                       2,000          69,000
WellPoint Health Networks (a)                              1,440         139,666
                                                                   -------------
                                                                       4,268,894
                                                                   -------------
PHARMACEUTICALS--3.0%
Advancis Pharmaceutical Corp. (a)                          5,600          42,000
Atrix Labs, Inc. (a)                                       2,000          48,080
Aventis SA                                                 9,500         627,203
Barr Laboratories, Inc. (a)                                2,520         193,914
Bristol-Myers Squibb Co.                                  10,942         312,941
Caraco Pharmaceutical Laboratories Ltd. (a)                1,700          12,716
DepoMed, Inc. (a)                                          6,100          43,249
DOV Pharmaceutical, Inc. (a)                               4,600          61,962
GlaxoSmithKline PLC                                       15,750         359,866
IVAX CORP (a)                                              2,670          63,760
Johnson & Johnson                                          5,800         299,628
Medicis Pharmaceutical Corp., Class A                      1,100          78,430
Merck & Co., Inc.                                          6,941         320,674
Nektar Therapeutics (a)                                    5,900          80,299
Novartis AG, Registered Shares                            19,350         878,124
Novo-Nordisk A/S, Class B                                  9,000         366,231
Pfizer, Inc.                                              99,450       3,513,568
Salix Pharmaceuticals Ltd. (a)                             4,100          92,947
Takeda Chemical Industries Ltd.                           12,100         480,002
Taro Pharmaceuticals Industries Ltd. (a)                   1,300          83,850
Teva Pharmaceutical Industries Ltd., ADR                  17,090         969,174
                                                                   -------------
                                                                       8,928,618
                                                                   -------------

                       See Notes to Investment Portfolio.

                                                       SHARES          VALUE
                                                   -------------   -------------
INDUSTRIALS--7.8%
AEROSPACE & DEFENSE--1.0%
AAR Corp. (a)                                              2,886   $      43,146
Alliant Techsystems, Inc. (a)                                900          51,984
Armor Holdings, Inc. (a)                                   1,100          28,941
DRS Technologies, Inc. (a)                                 2,700          75,006
General Dynamics Corp.                                     7,500         677,925
Herley Industries, Inc. (a)                                1,400          28,980
Invision Technologies, Inc. (a)                            1,100          36,927
Ladish Co., Inc. (a)                                       3,000          24,333
Northrop Grumman Corp.                                       300          28,680
Precision Castparts Corp.                                  1,200          54,492
Raytheon Co.                                              25,780         774,431
United Technologies Corp.                                 10,600       1,004,562
                                                                   -------------
                                                                       2,829,407
                                                                   -------------
AIR FREIGHT & LOGISTICS--0.4%
CNF, Inc.                                                  1,300          44,070
EGL, Inc. (a)                                              5,800         101,848
Exel PLC                                                  17,900         235,969
HUB Group, Inc., Class A (a)                                 381           8,207
Ryder System, Inc.                                         1,400          47,810
TPG NV                                                    15,902         372,064
UTI Worldwide, Inc.                                        1,300          49,309
Yamato Transport Co., Ltd.                                27,000         318,047
                                                                   -------------
                                                                       1,177,324
                                                                   -------------
AIRLINES--0.1%
AMR Corp. (a)                                              4,500          58,275
Atlantic Coast Airlines Holdings, Inc. (a)                 1,800          17,820
MAIR Holdings, Inc. (a)                                    1,600          11,648
Ryanair Holdings PLC, ADR (a)                              4,000         202,560
Skywest, Inc.                                              2,100          38,052
                                                                   -------------
                                                                         328,355
                                                                   -------------
BUILDING PRODUCTS--0.0%
Jacuzzi Brands, Inc. (a)                                   3,700          26,233
NCI Building Systems, Inc. (a)                             1,600          38,240
Watsco, Inc.                                               2,400          54,552
                                                                   -------------
                                                                         119,025
                                                                   -------------
COMMERCIAL SERVICES & SUPPLIES--2.2%
ActivCard Corp. (a)                                        3,300          26,004
Adecco SA, Registered Shares                               9,300         597,551
Allied Waste Industries, Inc. (a)                          6,520          90,498
Angelica Corp.                                             1,200          26,400
Arbitron, Inc. (a)                                         2,000          83,440
Avery Dennison Corp.                                       5,800         324,916
Bellsystem 24, Inc.                                          700         143,090
Brink's Co.                                                4,500         101,745
Casella Waste Systems, Inc. (a)                            4,800          65,712
Cendant Corp. (a)                                         50,300       1,120,181
Century Business Services, Inc. (a)                        5,400          24,138
Checkfree Corp. (a)                                        2,110          58,342
ChoicePoint, Inc. (a)                                      2,570          97,891
Consolidated Graphics, Inc. (a)                            2,000          63,160
Corporate Executive Board Co. (a)                          2,540         118,542
Danka Business Systems PLC, ADR (a)                        5,200   $      22,880
DST Systems, Inc. (a)                                      2,010          83,938
Education Management Corp. (a)                             2,420          75,117
Electro Rent Corp. (a)                                       900          12,006
Exult, Inc. (a)                                            3,200          22,784
First Consulting Group, Inc. (a)                           3,110          17,509
Healthcare Services Group, Inc.                            1,700          32,793
Imagistics International, Inc. (a)                         2,200          82,500
Ionics, Inc. (a)                                           1,200          38,220
Lightbridge, Inc. (a)                                      2,892          26,317
Manpower, Inc.                                             1,700          80,036
Monster Worldwide, Inc. (a)                                4,110          90,256
Navigant Consulting, Inc. (a)                              2,600          49,036
NCO Group, Inc. (a)                                        3,900          88,803
Paychex, Inc.                                             16,800         624,960
RemedyTemp, Inc., Class A (a)                                114           1,244
Robert Half International, Inc. (a)                        1,750          40,845
Secom Co., Ltd.                                           13,000         485,369
Securitas AB, Class B                                     18,400         248,137
Sourcecorp (a)                                             1,400          35,882
Sylvan Learning Systems, Inc. (a)                          1,800          51,822
TeleTech Holdings, Inc. (a)                                  416           4,701
Waste Management, Inc.                                    48,500       1,435,600
                                                                   -------------
                                                                       6,592,365
                                                                   -------------
CONSTRUCTION & ENGINEERING--0.1%
Chicago Bridge & Iron Co. NV, N.Y. Shares                  2,600          75,140
Comfort Systems USA, Inc. (a)                              4,600          25,208
EMCOR Group, Inc. (a)                                        700          30,730
Mastec, Inc. (a)                                             800          11,848
Quanta Services, Inc. (a)                                  1,400          10,220
Shaw Group, Inc. (a)                                       2,200          29,964
Washington Group International, Inc. (a)                   1,300          44,161
                                                                   -------------
                                                                         227,271
                                                                   -------------
ELECTRICAL EQUIPMENT--0.2%
American Power Conversion                                  4,250         103,912
Ametek, Inc.                                                 900          43,434
C&D Technologies, Inc.                                     2,000          38,340
Genlyte Group, Inc. (a)                                      800          46,704
Tecumseh Products Co., Class A                               900          43,587
Ushio, Inc.                                               11,000         182,657
Woodward Governor Co.                                        700          39,781
                                                                   -------------
                                                                         498,415
                                                                   -------------
INDUSTRIAL CONGLOMERATES--2.4%
3M Co.                                                    10,700         909,821
Carlisle Companies, Inc.                                   1,800         109,548
General Electric Co.                                     101,650       3,149,117
Honeywell International, Inc.                             21,900         732,117
Textron, Inc.                                             21,800       1,243,908
Tyco International Ltd.                                   37,820       1,002,230
                                                                   -------------
                                                                       7,146,741
                                                                   -------------

                       See Notes to Investment Portfolio.

                                                       SHARES          VALUE
                                                   -------------   -------------
MACHINERY--1.1%
AGCO Corp. (a)                                             5,200   $     104,728
Alamo Group, Inc.                                          1,000          15,260
Briggs & Stratton                                            700          47,180
Cuno, Inc. (a)                                             1,600          72,048
Deere & Co.                                                9,899         643,930
Dover Corp.                                               18,600         739,350
Esterline Technologies Corp. (a)                           2,000          53,340
Harsco Corp.                                               1,500          65,730
Ingersoll-Rand Co., Ltd., Class A                          1,400          95,032
ITT Industries, Inc.                                       9,100         675,311
Kadant, Inc. (a)                                           2,000          43,300
Mueller Industries, Inc. (a)                               1,300          44,668
Navistar International Corp. (a)                           3,200         153,248
Parker Hannifin Corp.                                        900          53,550
Sandvik AB                                                 7,400         255,144
Tomra Systems ASA                                         37,100         223,179
UNOVA, Inc. (a)                                            1,100          25,245
                                                                   -------------
                                                                       3,310,243
                                                                   -------------
ROAD & RAIL--0.1%
Central Freight Lines, Inc. (a)                              394           6,994
Covenant Transport, Inc., Class A (a)                      1,500          28,515
Dollar Thrifty Automotive Group, Inc. (a)                  1,400          36,316
Genesee & Wyoming, Inc., Class A (a)                       2,900          91,350
Heartland Express, Inc.                                    2,600          62,894
Old Dominion Freight Line, Inc. (a)                        1,600          54,528
Sirva, Inc. (a)                                            2,800          54,712
US Xpress Enterprises, Inc. (a)                              900          11,025
                                                                   -------------
                                                                         346,334
                                                                   -------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Fastenal Co.                                               1,300          64,922
Mitsubishi Corp.                                          49,000         519,569
Nagase & Co., Ltd.                                        12,000          79,414
WW Grainger, Inc.                                          1,100          52,129
                                                                   -------------
                                                                         716,034
                                                                   -------------

INFORMATION TECHNOLOGY--12.0%
COMMUNICATIONS EQUIPMENT--1.8%
3Com Corp. (a)                                            10,830          88,481
Advanced Fibre Communications, Inc. (a)                    2,100          42,315
Anaren, Inc. (a)                                           2,700          38,124
Andrew Corp. (a)                                          10,825         124,596
Avaya, Inc. (a)                                            5,000          64,700
Black Box Corp.                                              800          36,856
Brocade Communications Systems, Inc. (a)                   5,600          32,368
Cable Design Technologies Corp. (a)                        2,600          23,374
Cisco Systems, Inc. (a)                                   94,400       2,292,976
Comverse Technology, Inc. (a)                              4,310          75,813
Datacraft Asia Ltd.                                       76,000   $      95,760
DSP Group, Inc. (a)                                        1,800          44,838
F5 Networks, Inc. (a)                                      1,800          45,180
Finisar Corp. (a)                                         15,900          49,767
McData Corp., Class A (a)                                  3,200          30,496
Nokia Oyj                                                 35,560         614,261
Nokia Oyj, ADR                                            46,370         788,290
Optical Communication Products, Inc. (a)                   5,400          19,980
Polycom, Inc. (a)                                          5,140         100,333
QUALCOMM, Inc.                                            10,670         575,433
Tollgrade Communications, Inc. (a)                         1,700          29,801
UTStarcom, Inc. (a)                                        2,570          95,270
                                                                   -------------
                                                                       5,309,012
                                                                   -------------
COMPUTERS & PERIPHERALS--1.3%
Advanced Digital Information Corp. (a)                       600           8,400
Applied Films Corp. (a)                                    2,800          92,456
Au Optronics Corp., ADR                                    3,575          42,614
Cray, Inc. (a)                                             8,000          79,440
Dell, Inc. (a)                                            53,660       1,822,294
Electronics for Imaging (a)                                1,100          28,622
EMC Corp. (a)                                             13,800         178,296
Imation Corp.                                                400          14,060
Innovex, Inc. (a)                                          2,600          21,918
Intergraph Corp. (a)                                         761          18,203
International Business Machines Corp.                      6,800         630,224
Iomega Corp. (a)                                           3,700          22,126
Legend Group Ltd.                                        338,000         144,756
Lexmark International, Inc. (a)                            1,110          87,290
Mercury Computer Systems, Inc. (a)                         1,500          37,350
NVIDIA Corp. (a)                                          11,620         270,165
Pinnacle Systems, Inc. (a)                                 7,500          63,975
Sandisk Corp. (a)                                          3,800         232,332
Seagate Technology (a)                                    13,720         259,308
                                                                   -------------
                                                                       4,053,829
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
Agilent Technologies, Inc. (a)                            13,650         399,126
Amphenol Corp., Class A (a)                                4,000         255,720
Analogic Corp.                                               600          24,600
Anixter International, Inc. (a)                            2,600          67,288
Arrow Electronics, Inc. (a)                                2,800          64,792
AVX Corp.                                                  3,900          64,818
Benchmark Electronics, Inc. (a)                              750          26,108
Broadcom Corp., Class A (a)                                7,800         265,902
Checkpoint Systems, Inc. (a)                               2,100          39,711
Coherent, Inc. (a)                                         2,100          49,980
Exar Corp. (a)                                             2,100          35,868
Flextronics International Ltd. (a)                        21,340         316,686
Global Imaging Systems, Inc. (a)                           2,800          88,900
Hoya Corp.                                                 2,800         257,171
Itron, Inc. (a)                                            3,500          64,260
Jabil Circuit, Inc. (a)                                    2,310          65,373
Littelfuse, Inc. (a)                                       2,100          60,522

                       See Notes to Investment Portfolio.

                                                       SHARES          VALUE
                                                   -------------   -------------
MTS Systems Corp.                                          2,300   $      44,229
NU Horizons Electronics Corp. (a)                          3,500          34,300
OSI Systems, Inc. (a)                                      1,400          26,894
Planar Systems, Inc. (a)                                   2,600          63,232
Plexus Corp. (a)                                           1,000          17,170
Samsung Electronics Co., Ltd., GDR                         5,575       1,048,100
Sanmina-SCI Corp. (a)                                      6,970          87,892
Symbol Technologies, Inc.                                  2,660          44,927
Varian, Inc. (a)                                           1,400          58,422
Vishay Intertechnology, Inc. (a)                           7,610         174,269
                                                                   -------------
                                                                       3,746,260
                                                                   -------------
INTERNET SOFTWARE & SERVICES--0.4%
Digital River, Inc. (a)                                    2,000          44,200
Digitas, Inc. (a)                                          8,100          75,492
Equinix, Inc. (a)                                          2,300          64,860
Keynote Systems, Inc. (a)                                  2,700          32,130
Modem Media, Inc. (a)                                      3,600          29,412
PEC Solutions, Inc. (a)                                    1,900          32,205
Quovadx, Inc. (a)                                          6,300          30,870
T-Online International AG (a)                             22,140         287,322
Yahoo!, Inc. (a)                                           9,940         448,990
                                                                   -------------
                                                                       1,045,481
                                                                   -------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--0 9%
Accenture Ltd., Class A (a)                               70,960       1,867,667
Acxiom Corp. (a)                                           2,000          37,140
Affiliated Computer Services, Inc., Class A (a)            1,800          98,028
Agilysys, Inc.                                             1,700          18,955
American Management Systems, Inc. (a)                      2,400          36,168
Cap Gemini SA                                              5,500         243,996
Cognizant Technology Solutions Corp. (a)                   7,100         324,044
Computer Horizons Corp. (a)                                3,800          14,934
GRIC Communications, Inc. (a)                              5,700          30,780
Inforte Corp. (a)                                          2,600          21,554
MTC Technologies, Inc. (a)                                 2,200          70,884
                                                                   -------------
                                                                       2,764,150
                                                                   -------------
OFFICE ELECTRONICS--0.5%
Canon, Inc.                                                3,000         139,730
Xerox Corp. (a)                                           91,700       1,265,460
Zebra Technologies Corp., Class A (a)                        600          39,822
                                                                   -------------
                                                                       1,445,012
                                                                   -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.9%
Advanced Micro Devices, Inc. (a)                          11,770         175,373
Agere Systems, Inc., Class A (a)                          18,050          55,052
Altera Corp. (a)                                           2,030          46,081
Amkor Technology, Inc. (a)                                 4,870          88,683
Analog Devices, Inc.                                       5,710         260,662
Artisan Components, Inc. (a)                               4,800          98,400
ASML Holding NV (a)                                        9,961         197,292
ASML Holding NV, N.Y. Shares (a)                          28,100         563,405
August Technology Corp. (a)                                2,000          37,100
Brooks Automation, Inc. (a)                                3,800   $      91,846
Cymer, Inc. (a)                                            1,300          60,047
Dupont Photomasks, Inc. (a)                                1,500          36,210
Entegris, Inc. (a)                                         9,100         116,935
Fairchild Semiconductor International, Inc. (a)            3,670          91,640
FSI International, Inc. (a)                                2,200          16,236
Integrated Circuit Systems, Inc. (a)                       1,700          48,433
Intel Corp.                                               92,040       2,963,688
IXYS Corp. (a)                                             6,800          63,580
Lattice Semiconductor Corp. (a)                            6,800          65,824
Linear Technology Corp.                                    5,900         248,213
Marvell Technology Group Ltd. (a)                         11,130         422,161
Maxim Integrated Products, Inc.                            3,100         154,380
Microchip Technology, Inc.                                 6,870         229,183
Monolithic System Technology, Inc. (a)                     7,600          64,980
MPS Group, Inc. (a)                                        7,500          70,125
Mykrolis Corp. (a)                                         4,500          72,360
National Semiconductor Corp. (a)                           1,610          63,450
Novellus Systems, Inc. (a)                                 1,470          61,814
Pericom Semiconductor Corp. (a)                            2,100          22,386
QLogic Corp. (a)                                           5,700         294,120
Silicon Image, Inc. (a)                                   12,900          93,267
Silicon Laboratories, Inc. (a)                             5,900         254,998
Silicon Storage Technology, Inc. (a)                       7,900          86,900
Skyworks Solutions, Inc. (a)                               3,800          33,060
Taiwan Semiconductor Manufacturing Co., Ltd.,
  ADR (a)                                                 45,578         466,719
Teradyne, Inc. (a)                                         4,120         104,854
Texas Instruments, Inc.                                   18,600         546,468
Transmeta Corp. (a)                                       10,894          37,040
United Microelectronics Corp., ADR (a)                    35,300         174,735
Xilinx, Inc. (a)                                           3,790         146,825
Zoran Corp. (a)                                            1,600          27,824
                                                                   -------------
                                                                       8,752,349
                                                                   -------------
SOFTWARE--2.9%
Activision, Inc. (a)                                       2,952          53,726
Adobe Systems, Inc.                                          920          36,156
Amdocs Ltd. (a)                                            4,500         101,160
BEA Systems, Inc. (a)                                      4,390          53,997
BMC Software, Inc. (a)                                     3,760          70,124
Borland Software Corp. (a)                                 6,400          62,272
Captaris, Inc. (a)                                         3,900          21,918
Captiva Software Corp. (a)                                 5,600          70,896
Dassault Systemes SA                                       9,200         419,150
Electronic Arts, Inc. (a)                                  6,900         329,682
Epicor Software Corp. (a)                                  3,400          43,384
Fair Isaac Corp.                                           2,020          99,303
Group 1 Software, Inc. (a)                                 2,000          35,240
Internet Security Systems, Inc. (a)                        2,000          37,660
Intuit, Inc. (a)                                           1,280          67,725
Lawson Software, Inc. (a)                                  2,600          21,398
Magma Design Automation, Inc. (a)                          2,600          60,684
Manhattan Associates, Inc. (a)                             3,400          93,976

                       See Notes to Investment Portfolio.

                                                       SHARES          VALUE
                                                   -------------   -------------
Mercury Interactive Corp. (a)                              8,700   $     423,168
Micromuse, Inc. (a)                                        8,500          58,650
Microsoft Corp.                                          121,740       3,352,720
MSC.Software Corp. (a)                                     3,500          33,075
Novell, Inc. (a)                                           6,150          64,698
OpenTV Corp. (a)                                          13,800          46,230
Oracle Corp. (a)                                          95,240       1,257,168
PeopleSoft, Inc. (a)                                       2,760          62,928
PLATO Learning, Inc. (a)                                   5,100          53,805
Reynolds & Reynolds Co.                                    2,600          75,530
SAP AG, ADR                                                8,200         340,792
Siebel Systems, Inc. (a)                                   6,420          89,045
Sybase, Inc. (a)                                           1,600          32,928
Symantec Corp. (a)                                        11,160         386,694
Take-Two Interactive Software, Inc. (a)                    1,200          34,572
Transaction Systems Architects, Inc. (a)                     800          18,104
VERITAS Software Corp. (a)                                13,940         518,010
Verity, Inc. (a)                                           2,900          48,401
                                                                   -------------
                                                                       8,574,969
                                                                   -------------

MATERIALS--2.7%
CHEMICALS--1.4%
Air Products & Chemicals, Inc.                            32,828       1,734,303
Cytec Industries, Inc. (a)                                 1,000          38,390
DSM NV                                                     5,400         265,550
Eastman Chemical Co.                                       1,900          75,107
Engelhard Corp.                                            1,900          56,905
HB Fuller Co.                                              1,200          35,688
Hercules, Inc. (a)                                         1,500          18,300
International Flavors & Fragrances, Inc.                   3,300         115,236
Kaneka Corp.                                              38,000         283,754
Lubrizol Corp.                                             3,000          97,560
Minerals Technologies, Inc.                                  800          47,400
PPG Industries, Inc.                                         900          57,618
Praxair, Inc.                                             20,200         771,640
Schulman (A.), Inc.                                        1,600          34,112
Shin-Etsu Chemical Co., Ltd.                              10,600         433,360
Stepan Co.                                                 1,000          25,650
                                                                   -------------
                                                                       4,090,573
                                                                   -------------
CONSTRUCTION MATERIALS--0.0%
AMCOL International Corp.                                  2,800          56,840
Centex Construction Products, Inc.                         1,000          60,270
                                                                   -------------
                                                                         117,110
                                                                   -------------
CONTAINERS & PACKAGING--0.1%
Aptargroup, Inc.                                             900          35,100
Crown Holdings, Inc. (a)                                   4,000          36,240
Greif, Inc., Class A                                       1,500          53,265
Jarden Corp. (a)                                           5,950         162,673
Packaging Corp. of America                                 1,800          39,348
Pactiv Corp. (a)                                           1,000          23,900
Smurfit-Stone Container Corp. (a)                          2,770          51,439
Temple-Inland, Inc.                                          410          25,695
                                                                   -------------
                                                                         427,660
                                                                   -------------
METALS & MINING--0.6%
Alcoa, Inc.                                               26,900   $   1,022,200
BHP Billiton Ltd.                                         21,400         196,419
Carpenter Technology Corp.                                 2,100          62,097
JFE Holdings, Inc.                                        14,600         398,609
Peabody Energy Corp.                                       2,400         100,104
RTI International Metals, Inc. (a)                         2,700          45,549
                                                                   -------------
                                                                       1,824,978
                                                                   -------------
PAPER & FOREST PRODUCTS--0.6%
Boise Cascade Corp.                                        2,000          65,720
Bowater, Inc.                                              2,600         120,406
Georgia-Pacific Corp.                                      2,900          88,943
Glatfelter                                                 1,100          13,695
International Paper Co.                                    1,990          85,789
MeadWestvaco Corp.                                        28,625         851,594
Mercer International, Inc.                                 2,700          17,226
Weyerhaeuser Co.                                           7,763         496,832
                                                                   -------------
                                                                       1,740,205
                                                                   -------------

TELECOMMUNICATION SERVICES--2.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
BellSouth Corp.                                           37,000       1,047,100
CenturyTel, Inc.                                           4,200         137,004
North Pittsburgh Systems, Inc.                             1,600          30,256
SBC Communications, Inc.                                  39,700       1,034,979
Telecom Italia S.p.A                                     154,822         458,410
Telefonica SA (a)                                         37,033         543,119
Verizon Communications, Inc.                              27,400         961,192
                                                                   -------------
                                                                       4,212,060
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES--0.7%
American Tower Corp., Class A (a)                         25,140         272,015
Crown Castle International Corp. (a)                      11,910         131,367
Mobile Telesystems, ADR (a)                                1,600         132,480
Nextel Partners, Inc., Class A (a)                         4,770          64,156
NTT DoCoMo, Inc.                                             180         408,270
Price Communications Corp. (a)                             2,000          27,460
Telephone & Data Systems, Inc.                             2,100         131,355
Vimpel-Communications, ADR (a)                             2,000         147,000
Vodafone Group PLC                                       369,500         913,513
                                                                   -------------
                                                                       2,227,616
                                                                   -------------

UTILITIES--1.6%
ELECTRIC UTILITIES--1.4%
Allete, Inc.                                               1,700          52,020
American Electric Power Co., Inc.                         19,900         607,149
Central Vermont Public Service Corp.                       2,300          54,050
CH Energy Group, Inc.                                      1,500          70,350
Consolidated Edison, Inc.                                 22,800         980,628
El Paso Electric Co. (a)                                   2,600          34,710
Energy East Corp.                                          2,300          51,520
Entergy Corp.                                              1,200          68,556
Exelon Corp.                                               1,400          92,904
Maine & Maritimes Corp.                                      500          17,505

                       See Notes to Investment Portfolio.

                                                       SHARES          VALUE
                                                   -------------   -------------
MGE Energy, Inc.                                             900   $      28,359
National Grid Transco PLC                                 75,400         538,708
Northeast Utilities                                        1,800          36,306
Otter Tail Corp.                                             800          21,384
PG&E Corp. (a)                                            20,700         574,839
PPL Corp.                                                    900          39,375
Progress Energy, Inc.                                      2,300         104,098
TXU Corp.                                                 29,400         697,368
                                                                   -------------
                                                                       4,069,829
                                                                   -------------
GAS UTILITIES--0.0%
Cascade Natural Gas Corp.                                  1,000          21,090
MDU Resources Group, Inc.                                    950          22,620
Northwest Natural Gas Co.                                    700          21,525
WGL Holdings, Inc.                                           800          22,232
                                                                   -------------
                                                                          87,467
                                                                   -------------
MULTI-UTILITIES & UNREGULATED POWER--0.2%
Duke Energy Corp.                                         31,900         652,355
                                                                   -------------
TOTAL COMMON STOCKS
  (cost of $163,030,568)                                             193,297,066
                                                                   -------------

                                                        PAR
                                                   -------------
CORPORATE BONDS--14.7%
CONSUMER DISCRETIONARY--2.0%
AUTO COMPONENTS--0.1%
American Axle & Manufacturing, Inc.,
  9.750%, 03/01/09                                 $      75,000          79,313
Lear Corp.,
  8.110%, 05/15/09                                       275,000         323,469
Wabtec Corp.,
  6.875%, 07/31/13 (c)                                    25,000          25,875
                                                                   -------------
                                                                         428,657
                                                                   -------------
AUTOMOBILES--0.1%
Autonation, Inc.,
  9.000%, 08/01/08                                        25,000          28,687
General Motors Corp.,
  7.125%, 07/15/13                                       150,000         162,249
                                                                   -------------
                                                                         190,936
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Cinemark USA, Inc.,
  9.000%, 02/01/13                                       250,000         281,250
Extended Stay America,
  9.150%, 03/15/08                                       230,000         239,488
Harrah's Entertainment, Inc.,
  7.875%, 12/15/05                                       300,000         327,000
MGM Mirage, Inc.,
  9.750%, 06/01/07                                       290,000         332,050
Park Place Entertainment Corp.,
  9.375%, 02/15/07                                       325,000         368,062
Six Flags, Inc.,
  9.625%, 06/01/14 (c)                                    50,000          52,250
Speedway Motorsports, Inc.,
  6.750%, 06/01/13                                       200,000         206,000
Starwood Hotels & Resorts, Inc.,
  7.875%, 05/01/12                                 $     150,000   $     168,000
Station Casinos, Inc.,
  8.875%, 12/01/08                                       350,000         361,375
YUM! Brands, Inc.,
  7.650%, 05/15/08                                        50,000          56,625
  7.700%, 07/01/12                                       195,000         224,494
  8.875%, 04/15/11                                        45,000          54,112
                                                                   -------------
                                                                       2,670,706
                                                                   -------------
LEISURE EQUIPMENT & PRODUCTS--0.0%
Bombardier, Inc.,
  8.375%, 12/15/13 (c)                                    15,000          15,600
                                                                   -------------
MEDIA--0.8%
Dex Media East LLC,
  12.125%, 11/15/12                                      250,000         308,750
DirecTV Holdings LLC,
  8.375%, 03/15/13                                       235,000         272,600
EchoStar DBS Corp.
  5.750%, 10/01/08 (c)                                   225,000         227,531
Houghton Mifflin Co.,
  9.875%, 02/01/13                                       275,000         302,500
Lamar Media Corp.,
  7.250%, 01/01/13                                       375,000         403,125
Lin TV Corp.,
  6.500%, 05/15/13 (c)                                   175,000         175,000
Rogers Cable, Inc.,
  7.875%, 05/01/12                                       350,000         386,242
Sinclair Broadcast Group, Inc.,
  8.750%, 12/15/11                                       260,000         288,600
                                                                   -------------
                                                                       2,364,348
                                                                   -------------
SPECIALTY RETAIL--0.1%
Couche-Tard, Inc.,
  7.500%, 12/15/13 (c)                                    50,000          52,625
United Rentals, Inc.,
  7.750%, 11/15/13 (c)                                   200,000         206,000
                                                                   -------------
                                                                         258,625
                                                                   -------------

CONSUMER STAPLES--0.6%
BEVERAGES--0.3%
Constellation Brands, Inc.,
  8.125%, 01/15/12                                       300,000         332,250
  8.500%, 03/01/09                                        50,000          52,688
Cott Beverages, Inc.,
  8.000%, 12/15/11                                       350,000         378,875
                                                                   -------------
                                                                         763,813
                                                                   -------------
HOUSEHOLD PRODUCTS--0.3%
Procter & Gamble Co.,
  4.750%, 06/15/07                                       750,000         792,765
Scotts Co.,
  6.625%, 11/15/13                                        25,000          25,625
                                                                   -------------
                                                                         818,390
                                                                   -------------

                       See Notes to Investment Portfolio.

                                                        PAR            VALUE
                                                   -------------   -------------
ENERGY--1.4%
ENERGY EQUIPMENT & SERVICES--0.2%
Grant Prideco, Inc.,
  9.625%, 12/01/07                                 $     300,000   $     336,750
Key Energy Services, Inc.,
  6.375%, 05/01/13                                        75,000          76,125
  8.375%, 03/01/08                                        40,000          42,800
Universal Compression Holdings, Inc.,
  7.250%, 05/15/10                                        25,000          26,000
                                                                   -------------
                                                                         481,675
                                                                   -------------
OIL & GAS--1.2%
Devon Financing Corp.,
  6.875%, 09/30/11                                     1,000,000       1,125,950
Nexen, Inc.,
  7.875%, 03/15/32                                       750,000         884,385
Pemex Project Funding Master Trust,
  7.875%, 02/01/09                                       300,000         338,250
Pride International, Inc.,
  10.000%, 06/01/09                                      350,000         376,250
Suburban Propane Partners LP,
  6.875%, 12/15/13 (c)                                    60,000          60,300
Tom Brown, Inc.,
  7.250%, 09/15/13                                        25,000          26,437
Vintage Petroleum, Inc.,
  7.875%, 05/15/11                                       250,000         263,750
Westport Resources Corp.,
  8.250%, 11/01/11                                       350,000         385,000
XTO Energy, Inc.,
  7.500%, 04/15/12                                       220,000         249,700
                                                                   -------------
                                                                       3,710,022
                                                                   -------------

FINANCIALS--5.1%
BANKS--0.4%
Bank One Corp.,
  6.500%, 02/01/06                                     1,000,000       1,084,350
                                                                   -------------
DIVERSIFIED FINANCIALS--3.7%
Arch Western Finance LLC,
  6.750%, 07/01/13 (c)                                   150,000         153,750
Fannie Mae,
  5.000%, 12/25/15 - 04/01/49                          2,115,000       2,155,259
  6.250%, 05/15/29                                        50,000          54,164
  6.625%, 09/15/09                                     2,320,000       2,652,871
Freddie Mac,
  6.000%, 06/15/11                                       100,000         110,989
Ford Motor Credit Corp.,
  7.375%, 02/01/11                                     1,350,000       1,463,886
Goldman Sachs Group, Inc.,
  6.600%, 01/15/12                                       970,000       1,079,183
Household Financial Corp.,
  5.875%, 02/01/09                                       900,000         977,427
International Lease Financial Corp.,
  6.375%, 03/15/09                                     1,250,000       1,390,475
Rabobank Capital Fund II,
  5.260%, 12/29/49 (c)                             $     775,000   $     774,977
RH Donnelley Financial Corp.,
  10.875%, 12/15/12                                       25,000          29,687
  10.875%, 12/15/12 (c)                                  250,000         296,875
                                                                   -------------
                                                                      11,139,543
                                                                   -------------
INSURANCE--0.9%
Florida Windstorm Underwriting Association,
  7.125%, 02/25/19 (c)                                 1,150,000       1,332,804
Prudential Insurance Co.,
  7.650%, 07/01/07 (c)                                 1,150,000       1,301,869
                                                                   -------------
                                                                       2,634,673
                                                                   -------------
REAL ESTATE--0.1%
Health Care REIT, Inc.,
  7.500%, 08/15/07                                       200,000         222,230
iStar Financial, Inc.,
  7.000%, 03/15/08                                       100,000         108,000
                                                                   -------------
                                                                         330,230
                                                                   -------------

HEALTH CARE--1.2%
HEALTH CARE EQUIPMENT & SUPPLIES--0.0%
Apogent Technologies, Inc.,
6.500%, 05/15/13                                         100,000         104,043
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES--1.2%
AmerisourceBergen Corp.,
  8.125%, 09/01/08                                       240,000         271,200
HCA Healthcare Co.,
  7.125%, 06/01/06                                       900,000         973,530
Omnicare, Inc.,
  8.125%, 03/15/11                                       325,000         355,875
Province Healthcare Co.,
  7.500%, 06/01/13                                       175,000         174,562
Select Medical Corp.,
  9.500%, 06/15/09                                       250,000         274,375
Tenet Healthcare Corp.,
  5.375%, 11/15/06                                     1,125,000       1,116,563
Triad Hospitals, Inc.,
  8.750%, 05/01/09                                       350,000         378,000
                                                                   -------------
                                                                       3,544,105
                                                                   -------------
PHARMACEUTICALS--0.0%
Wyeth,
  6.500%, 02/01/34                                       400,000         408,360
                                                                   -------------

INDUSTRIALS--1.2%
AEROSPACE & DEFENSE--0.6%
K&F Industries, Inc.,
  9.625%, 12/15/10                                       175,000         196,000
Raytheon Co.,
  8.300%, 03/01/10                                     1,150,000       1,367,936
TransDigm, Inc.,
  8.375%, 07/15/11                                       200,000         213,000
                                                                   -------------
                                                                       1,776,936
                                                                   -------------

                       See Notes to Investment Portfolio.

                                                        PAR            VALUE
                                                   -------------   -------------
AIR FREIGHT & LOGISTICS--0.0%
Offshore Logistics, Inc.,
  6.125%, 06/15/13                                 $      50,000   $      49,000
                                                                   -------------
COMMERCIAL SERVICES & SUPPLIES--0.3%
Allied Waste North America, Inc.,
  7.875%, 01/01/09                                       300,000         310,500
  10.000%, 08/01/09                                       75,000          81,000
Corrections Corp. of America,
  7.500%, 05/01/11                                       125,000         131,562
Iron Mountain, Inc.,
  8.625%, 04/01/13                                       350,000         378,875
Synagro Technologies, Inc.,
  9.500%, 04/01/09                                        25,000          27,312
                                                                   -------------
                                                                         929,249
                                                                   -------------
CONSTRUCTION & ENGINEERING--0.2%
KB Home,
  7.750%, 02/01/10                                       100,000         105,750
  8.625%, 12/15/08                                       225,000         249,188
  9.500%, 02/15/11                                        25,000          27,937
Toll Corp.,
  8.250%, 12/01/11                                       230,000         253,000
                                                                   -------------
                                                                         635,875
                                                                   -------------
ELECTRICAL EQUIPTMENT--0.0%
General Cable Corp.,
  9.500%, 11/15/10 (c)                                    25,000          26,687
                                                                   -------------
MACHINERY--0.1%
Kennametal, Inc.,
  7.200%, 06/15/12                                       175,000         186,865
                                                                   -------------
TRANSPORTATION INFRASTRUCTURE--0.0%
Teekay Shipping Corp.,
  8.875%, 07/15/11                                        90,000         102,150
                                                                   -------------

MATERIALS--1.2%
CHEMICALS--0.3%
Acetex Corp.,
  10.875%, 08/01/09                                       35,000          38,850
  10.875%, 08/01/09 (c)                                  100,000         111,000
Airgas, Inc.,
  9.125%, 10/01/11                                        90,000         101,250
Equistar Chemicals LP,
  10.125%, 09/01/08                                       60,000          66,000
  10.625%, 05/01/11                                      140,000         154,000
Ethyl Corp.,
  8.875%, 05/01/10                                       195,000         208,650
Macdermid, Inc.,
  9.125%, 07/15/11                                        80,000          89,600
Nalco Co.,
  7.750%, 11/15/11 (c)                                    90,000          96,300
                                                                   -------------
                                                                         865,650
                                                                   -------------
CONTAINERS & PACKAGING--0.4%
Ball Corp.,
  6.875%, 12/15/12                                       360,000         376,200
Owens-Illinois, Inc.,
  7.350%, 05/15/08                                       270,000         277,425
Silgan Holdings, Inc.,
  6.750%, 11/15/13 (c)                             $     225,000   $     225,000
Stone Container Corp.,
  9.750%, 02/01/11                                       200,000         221,000
                                                                   -------------
                                                                       1,099,625
                                                                   -------------
METALS & MINING--0.1%
Peabody Energy Corp.,
  6.875%, 03/15/13                                       225,000         237,375
                                                                   -------------
PAPER & FOREST PRODUCTS--0.4%
Abitibi Consolidated, Inc.,
  7.875%, 08/01/09                                       200,000         215,802
Cascades, Inc.,
  7.250%, 02/15/13                                       140,000         146,300
MeadWestvaco Corp.,
  6.800%, 11/15/32                                       725,000         743,328
                                                                   -------------
                                                                       1,105,430
                                                                   -------------

TELECOMMUNICATION SERVICES--1.2.%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
Cincinnati Bell, Inc.,
  8.375%, 01/15/14 (c)                                    55,000          59,400
L-3 Communications Corp.,
  7.625%, 06/15/12                                       275,000         299,750
Sprint Capital Corp.,
  6.125%, 11/15/08                                       575,000         610,351
Worldcom, Inc.,
  8.250%, 05/15/31 (d)                                   775,000         260,594
                                                                   -------------
                                                                       1,230,095
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
Advance PCS,
  8.500%, 04/01/08                                       150,000         163,125
Nextel Comunications, Inc.,
  7.375%, 08/01/15                                       100,000         107,500
  9.375%, 11/15/09                                       150,000         163,125
Verizon Global Funding Corp.,
  7.750%, 12/01/30                                       750,000         875,625
Verizon Wireless Capital LLC,
  5.375%, 12/15/06                                       900,000         959,688
                                                                   -------------
                                                                       2,269,063
                                                                   -------------

UTILITIES--0.8%
ELECTRIC UTILITIES--0.8%
Chesapeake Energy Corp.,
  7.500%, 09/15/13                                       165,000         178,406
  8.125%, 04/01/11                                        50,000          55,625
  8.375%, 11/01/08                                       100,000         110,000
  9.000%, 08/15/12                                        25,000          28,813
FirstEnergy Corp.,
  5.500%, 11/15/06                                     1,050,000       1,087,727
PSE&G Power LLC,
  5.500%, 12/01/15                                       410,000         408,655
Public Service Electric and Gas Co.,
  4.000%, 11/01/08                                       675,000         683,147
                                                                   -------------
                                                                       2,552,373
                                                                   -------------
TOTAL CORPORATE BONDS
  (cost of $42,348,526)                                               44,014,449
                                                                   -------------

                       See Notes to Investment Portfolio.

                                                        PAR            VALUE
                                                   -------------   -------------
U.S. GOVERNMENT OBLIGATIONS--10.9%
U.S. GOVERNMENT AGENCIES--9.0%
Federal Home Loan Mortgage Corp.,
  5.500%, 12/01/32                                 $     143,438   $     145,249
  6.500%, 12/01/10 - 07/01/31                          3,327,980       3,500,902
  7.000%, 04/01/29 - 08/01/31                             82,465          87,283
  7.500%, 07/01/15 - 01/01/30                             66,071          70,872
  8.000%, 09/01/15                                        31,126          33,400
  12.000%, 07/01/20                                      181,703         205,706
                                                                   -------------
                                                                       4,043,412
                                                                   -------------
Federal National Mortgage Association,
  5.000%, 01/01/18 - 08/01/33                          7,519,944       7,608,840
  5.500%, 05/01/16 - 07/01/33                          2,709,980       2,748,478
  5.500% 01/14/34 (e)                                  4,430,000       4,486,757
  6.000%, 04/01/16 - 07/01/31                            219,636         229,348
  6.120%, 10/01/08                                       234,888         252,560
  6.500%, 08/01/31 - 10/01/32                          2,453,895       2,566,629
  7.000%, 07/01/31 - 12/01/32                          1,029,926       1,090,583
  7.500%, 09/01/15 - 08/01/31                            200,654         214,519
  8.000%, 04/01/30 - 05/01/30                             47,284          51,121
                                                                   -------------
                                                                      19,248,835
                                                                   -------------
Government National Mortgage Association,
  4.750%, 07/20/25                                        58,317          59,606
  6.000%, 12/15/28 - 03/15/29                          2,202,758       2,292,176
  6.500%, 05/15/13 - 05/15/29                            319,338         338,610
  7.000%, 11/15/13 - 06/15/31                             42,712          45,632
  7.500%, 09/15/29                                        32,364          34,747
  8.000%, 03/15/26                                       854,151         932,285
  9.000%, 12/15/17                                         9,425          10,520
                                                                   -------------
                                                                       3,713,576
                                                                   -------------
U.S. GOVERNMENT BONDS & NOTES--1.9%
U.S. Treasury Bonds,
  5.375%, 02/15/31                                     1,560,000       1,626,849
  6.250%, 08/15/23                                       740,000         843,456
  7.250%, 08/15/22                                       150,000         189,311
  7.625%, 02/15/25                                       150,000         198,100
                                                                   -------------
                                                                       2,857,716
                                                                   -------------
U.S. Treasury Notes,
  3.875%, 02/15/13                                       930,000         910,383
  4.000%, 11/15/12                                     1,700,000       1,683,665
                                                                   -------------
                                                                       2,594,048
                                                                   -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (cost of $31,555,043)                                               32,457,587
                                                                   -------------

NON-AGENCY MORTGAGE-BACKED &
  ASSET-BACKED SECURITIES--5.9%
ASSET-BACKED SECURITIES--3.4%
Capital One Multi-Asset Execution Trust,
  4.790%, 08/15/13                                       510,000         517,543
Chase Manhattan Auto Owner Trust,
  3.800%, 05/15/08                                       250,000         255,813
  5.070%, 02/15/08                                 $     100,000   $     102,963
Chemical Bank Master Credit Card Trust,
  5.980%, 09/15/08                                       150,000         158,950
Citibank Credit Card Issuance Trust,
  4.950%, 02/09/09                                       205,000         217,388
Continental Airlines Pass-Through Trust,
  7.461%, 04/01/15                                       332,541         325,890
Federal Express Corp.
Pass-Through Certificate,
  7.530%, 09/23/06                                       699,681         770,202
Honda Auto Receivables,
  5.090%, 10/18/06                                        50,000          50,570
MBNA Master Credit Card Trust,
  6.600%, 04/16/07                                     4,250,000       4,431,305
Standard Credit Card Master Trust,
  6.550%, 10/07/07                                     1,500,000       1,610,445
Toyota Auto Receivables,
  4.720%, 09/15/08                                       200,000         205,552
United Airlines Pass-Through Certificate,
  7.032%, 10/01/10 (f)                                 1,372,048       1,166,241
  9.200%, 03/22/08 (d)                                   507,021         157,176
Wells Fargo Auto Trust,
  5.070%, 03/15/08                                       250,000         253,302
                                                                   -------------
                                                                      10,223,340
                                                                   -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--2.5%
American Mortgage Trust,
  8.266%, 09/27/22                                        33,598          30,238
Citicorp Pass-Through Trust,
  8.040%, 12/15/19 (c)                                 1,950,000       2,287,662
First Union-Chase Commercial Mortgage Trust,
  6.645%, 06/15/31                                       750,000         837,551
LB-UBS Commercial Mortgage Trust,
  6.510%, 12/15/26                                     3,750,000       4,209,437
Rural Housing Trust,
  6.330%, 04/01/26                                        17,058          17,075
                                                                   -------------
                                                                       7,381,963
                                                                   -------------
TOTAL NON-AGENCY MORTGAGE-BACKED &
  ASSET-BACKED SECURITIES
  (cost of $17,259,842)                                               17,605,303
                                                                   -------------

                                                       SHARES
                                                   -------------
INVESTMENT COMPANIES--0.8%
iShares MSCI Japan Index Fund                              8,260          79,626
iShares Russell 1000 Value Index Fund                      6,300         367,731
SPDR Trust Series 1                                       18,000       2,003,040
                                                                   -------------
TOTAL INVESTMENT COMPANIES
  (cost of $2,374,051)                                                 2,450,397
                                                                   -------------

                       See Notes to Investment Portfolio.

                                                        PAR            VALUE
                                                   -------------   -------------
MUNICIPAL BONDS--0.6%
California Infrastructure & Economic
  Development Authority,
  6.420%, 12/26/09                                 $   1,200,000   $   1,328,160
Illinois State,
  5.100%, 06/01/33                                       400,000         365,872
                                                                   -------------
TOTAL MUNICIPAL BONDS
  (cost of $1,728,586)                                                 1,694,032
                                                                   -------------

                                                       SHARES
                                                   -------------
PREFERRED STOCKS--0.5%
FINANCIALS--0.4%
DIVERSIFIED FINANCIALS--0.4%
HSBC Capital Funding                                   1,000,000       1,270,810
                                                                   -------------
HEALTH CARE--0.1%
HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
Fresenius AG                                               5,525         386,000
                                                                   -------------
TOTAL PREFERRED STOCKS
  (cost of $1,841,999)                                                 1,656,810
                                                                   -------------

INCOME DEPOSIT SECURITY--0.0%
CONSUMER DISCRETIONARY--0.0%
HOTELS, RESTAURANTS & LEISURE--0.0%
Volume Services America
  Holdings, Inc.
  (cost of $34,515)                                        2,300          38,295
                                                                   -------------

                                                        PAR
                                                   -------------
SHORT-TERM OBLIGATIONS--3.1%
Repurchase agreement with
  State Street Bank & Trust Co.,
  dated 12/31/03, due 01/02/04
  at 0.730%, collateralized by
  U.S. Treasury Notes with
  various maturities to 02/15/11,
  market value $1,882,691
  (repurchase proceeds
  $1,835,074)                                      $   1,835,000       1,835,000
                                                                   -------------
Repurchase agreement with
  State Street Bank & Trust Co.,
  dated 12/31/03, due 01/02/04
  at 0.780%, collateralized by
  U.S. Treasury Notes and Bonds
  with various maturities to
  08/15/28, market value
  $7,521,497 (repurchase proceeds
  $7,352,319)                                          7,352,000       7,352,000
                                                                   -------------
TOTAL SHORT-TERM OBLIGATIONS
  (cost of $9,187,000)                                                 9,187,000
                                                                   -------------
TOTAL INVESTMENTS--101.2%
  (cost of $269,360,130) (g)                                       $ 302,400,939
                                                                   -------------
OTHER ASSETS & LIABILITIES, NET--(1.2)%                               (3,769,378)
                                                                   -------------
NET ASSETS--100.0%                                                 $ 298,631,561
                                                                   =============

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Rounds to less than 1.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $7,481,505, which represents 2.5% of the net assets.
(d) As of December 31, 2003, the Fund held securities of certain issuers that have filed for bankruptcy protection under Chapter 11 representing 0.1% of net assets. This issuer is in default of certain debt covenants. Income is not being accrued.
(e) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(f) As of December 31, 2003, the Fund held a security of an issuer that has filed for bankruptcy protection under Chapter 11, representing 0.4% of net assets. This issuer is in default of certain debt covenants, however, income is being accrued as a special escrow account has been set up for eighteen months of interest.
(g) Cost for federal income tax purposes is $272,073,361.

        ACRONYM               NAME
        -------               ----
          ADR      American Depositary Receipt
          GDR      Global Depositary Receipt
          REIT     Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Asset Allocation Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                                         $   269,360,130
                                                                                             ---------------
Investments, at value                                                                        $   302,400,939
Cash                                                                                                 201,255
Foreign currency (cost of $510,005)                                                                  517,538
Receivable for:
   Investments sold                                                                                  107,030
   Fund shares sold                                                                                      429
   Interest                                                                                        1,004,798
   Dividends                                                                                         222,893
   Expense reimbursement due from Investment Advisor                                                  13,835
Deferred Trustees' compensation plan                                                                   4,267
Other assets                                                                                           3,832
                                                                                             ---------------
     TOTAL ASSETS                                                                                304,476,816
                                                                                             ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                                             333,199
   Investments purchased on a delayed delivery basis                                               4,459,591
   Fund shares repurchased                                                                           813,917
   Investment advisory fee                                                                           112,231
   Administration fee                                                                                 37,460
   Pricing and bookkeeping fees                                                                        8,568
   Transfer agent fee                                                                                    625
   Trustees' fees                                                                                        217
   Audit fee                                                                                          29,490
   Custody fee                                                                                        13,993
   Distribution fee--Class B                                                                          13,666
Deferred Trustees' fees                                                                                4,267
Other liabilities                                                                                     18,031
                                                                                             ---------------
     TOTAL LIABILITIES                                                                             5,845,255
                                                                                             ---------------
NET ASSETS                                                                                   $   298,631,561
                                                                                             ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                              $   286,322,155
Undistributed net investment income                                                                6,588,407
Accumulated net realized loss                                                                    (27,332,693)
Net unrealized appreciation on:
   Investments                                                                                    33,040,809
   Foreign currency translations                                                                      12,883
                                                                                             ---------------
NET ASSETS                                                                                   $   298,631,561
                                                                                             ===============
CLASS A:
Net assets                                                                                   $   233,729,719
Shares outstanding                                                                                16,936,874
                                                                                             ===============
Net asset value per share                                                                    $         13.80
                                                                                             ===============
CLASS B:
Net assets                                                                                   $    64,901,842
Shares outstanding                                                                                 4,719,717
                                                                                             ===============
Net asset value per share                                                                    $         13.75
                                                                                             ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                                    $     2,830,123
Interest                                                                                           5,862,109
Other                                                                                                 10,154
                                                                                             ---------------
   Total Investment Income (net of foreign taxes withheld of $82,433)                              8,702,386
                                                                                             ---------------
EXPENSES:
Investment advisory fee                                                                            1,229,183
Administration fee                                                                                   410,561
Distribution fee--Class B                                                                            138,202
Transfer agent fee                                                                                     7,500
Pricing and bookkeeping fees                                                                         122,792
Trustees' fees                                                                                        12,675
Custody fee                                                                                          186,457
Other expenses                                                                                       100,736
                                                                                             ---------------
   Total Expenses                                                                                  2,208,106
Fees and expenses waived or reimbursed by Investment Advisor                                         (19,202)
Fees reimbursed by Distributor--Class B                                                              (49,790)
Custody earnings credit                                                                               (1,725)
                                                                                             ---------------
   Net Expenses                                                                                    2,137,389
                                                                                             ---------------
Net Investment Income                                                                              6,564,997
                                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES
  CONTRACTS:
Net realized gain (loss) on:
   Investments                                                                                     3,044,534
   Foreign currency transactions                                                                      66,910
   Futures contracts                                                                                 (49,413)
   Net increase in reimbursements due from Investment Advisor (See Note 7)                            24,301
                                                                                             ---------------
     Net realized gain                                                                             3,086,332
                                                                                             ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                                    43,347,380
   Foreign currency translations                                                                      (9,190)
   Futures contracts                                                                                  42,065
                                                                                             ---------------
     Net change in unrealized appreciation/depreciation                                           43,380,255
                                                                                             ---------------
Net Gain                                                                                          46,466,587
                                                                                             ---------------
Net Increase in Net Assets from Operations                                                   $    53,031,584
                                                                                             ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Asset Allocation Fund, Variable Series

                                                                                               YEAR ENDED         YEAR ENDED
                                                                                              DECEMBER 31,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                2003               2002
----------------------------------                                                           ---------------    ---------------
OPERATIONS:
Net investment income                                                                        $     6,564,997    $     7,651,311
Net realized gain (loss) on investments, foreign currency transactions and
   futures contracts                                                                               3,086,332        (18,935,561)
Net change in unrealized appreciation/depreciation on investments,
   foreign currency translations and futures contracts                                            43,380,255        (25,560,282)
                                                                                             ---------------    ---------------
        Net Increase (Decrease) from Operations                                                   53,031,584        (36,844,532)
                                                                                             ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                       (6,166,140)        (8,018,427)
    Class B                                                                                       (1,566,119)        (1,439,933)
                                                                                             ---------------    ---------------
    Total Distributions Declared to Shareholders                                                  (7,732,259)        (9,458,360)
                                                                                             ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                                   2,980,327          4,404,498
   Proceeds received in connection with merger                                                    38,966,649                 --
   Distributions reinvested                                                                        6,166,140          8,018,427
   Redemptions                                                                                   (45,164,859)       (59,391,356)
                                                                                             ---------------    ---------------
        Net Increase (Decrease)                                                                    2,948,257        (46,968,431)
                                                                                             ---------------    ---------------
Class B:
   Subscriptions                                                                                  12,033,030         16,230,124
   Distributions reinvested                                                                        1,566,119          1,439,933
   Redemptions                                                                                    (9,081,481)        (5,779,970)
                                                                                             ---------------    ---------------
        Net Increase                                                                               4,517,668         11,890,087
                                                                                             ---------------    ---------------
Net Increase (Decrease) from Share Transactions                                                    7,465,925        (35,078,344)
                                                                                             ---------------    ---------------
Total Increase (Decrease) in Net Assets                                                           52,765,250        (81,381,236)

NET ASSETS:
Beginning of period                                                                              245,866,311        327,247,547
                                                                                             ---------------    ---------------
End of period (including undistributed net investment income of $6,588,407 and
   $7,585,255, respectively)                                                                 $   298,631,561    $   245,866,311
                                                                                             ===============    ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                                     235,993            337,897
   Issued in connection with merger                                                                3,421,128                 --
   Issued for distributions reinvested                                                               570,939            595,723
   Redemptions                                                                                    (3,658,367)        (4,734,716)
                                                                                             ---------------    ---------------
        Net Increase (Decrease)                                                                      569,693         (3,801,096)
                                                                                             ---------------    ---------------
Class B:
   Subscriptions                                                                                     957,404          1,269,931
   Issued for distributions reinvested                                                               145,415            107,218
   Redemptions                                                                                      (741,771)          (476,977)
                                                                                             ---------------    ---------------
        Net Increase                                                                                 361,048            900,172
                                                                                             ---------------    ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Asset Allocation Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Asset Allocation Fund, Variable Series (formerly Stein Roe Balanced Fund, Variable Series) (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks high total investment return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, which tend to be more thinly traded and of lesser quality are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, the foreign security will be valued at the fair value.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for foreign currency transactions, capital loss carryforwards from the merger, paydowns and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

     UNDISTRIBUTED
    NET INVESTMENT         ACCUMULATED           PAID-IN
        INCOME          NET REALIZED LOSS        CAPITAL
   ----------------     -----------------      -----------
      $  170,414          $  (5,320,220)       $  5,149,806

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                              DECEMBER 31,    DECEMBER 31,
                                  2003            2002
                              ------------    ------------
Distributions paid from:

   Ordinary Income*           $  7,732,259    $  9,458,360
   Long-Term Capital Gains              --              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED      UNDISTRIBUTED
     ORDINARY            LONG-TERM        NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------      --------------      --------------
   $  6,862,185         $      --          $  30,340,461

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, real estate investment trust adjustments and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates was:

   Unrealized appreciation            $  37,004,446
   Unrealized depreciation               (6,676,868)
                                      -------------
     Net unrealized appreciation      $  30,327,578
                                      =============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                           CAPITAL LOSS
    EXPIRATION                          CARRYFORWARD
   -----------                          ------------
       2008                             $    936,821
       2009                                8,392,644
       2010                               14,496,495
       2011                                1,056,257
                                        ------------
                                        $ 24,882,217
                                        ============

Of the capital loss carryforwards attributable to the Fund, $5,076,571 was obtained upon the Fund's merger with Galaxy VIP Asset Allocation Fund, Variable Series (See Note 8).

No capital loss carryforwards were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                    ---------
First $1 billion                              0.45%
Next $500 million                             0.40%
Over $1.5 billion                             0.35%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.45%.

   SUB-ADVISORY FEE--Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the portion of the Fund's assets allocated to foreign stocks. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the fund. Columbia, out of the management fee it receives, pays Nordea a monthly sub-advisory fee at an annual rate of 0.40% annually of the average daily net assets of that portion of the Fund's assets managed by Nordea.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.045%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.75% annually of the Fund's average daily net assets. The Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $272,102,303 and $299,517,764, respectively, of which $26,228,884 and $27,853,817 were U.S. Government securities, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. OTHER

During the year ended December 31, 2003, the Fund held shares of Barrick Gold Corp. in violation of investment restrictions. This position was sold off at a loss of $24,301 and the Fund was reimbursed by Columbia.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Galaxy VIP Asset Allocation Fund (the target fund), previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Balanced Fund, Variable Series, Class A. The Stein Roe Balanced Fund, Variable Series received a tax-free transfer of assets from the Galaxy VIP Asset Allocation Fund as follows:

      SHARES            NET ASSETS           UNREALIZED
      ISSUED             RECEIVED          DEPRECIATION(1)
   ------------        ------------        ---------------
     3,421,128         $ 38,966,649         $   3,492,346

                        NET ASSETS          NET ASSETS
    NET ASSETS         OF GALAXY VIP       OF STEIN ROE
   OF STEIN ROE      ASSET ALLOCATION     BALANCED FUND,
  BALANCED FUND,           FUND          VARIABLE SERIES
  VARIABLE SERIES       IMMEDIATELY        IMMEDIATELY
     PRIOR TO            PRIOR TO             AFTER
    COMBINATION         COMBINATION        COMBINATION
  ---------------    ----------------    ---------------
   $ 233,114,098       $ 38,966,649       $ 272,080,747

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Stein Roe Balanced Fund, Variable Series was renamed the Liberty Asset Allocation Fund, Variable Series.

FINANCIAL HIGHLIGHTS

Liberty Asset Allocation Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                PERIOD
                                                                          YEAR ENDED DECEMBER 31,                ENDED
                                                                  --------------------------------------      DECEMBER 31,
                                                                    2003           2002          2001           2000 (a)
                                                                  ---------     ----------     ---------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $   11.82     $    13.81     $   16.33       $  16.18
                                                                  ---------     ----------     ---------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                              0.28           0.33          0.35(c)        0.25
Net realized and unrealized gain (loss) on investments,
   foreign currency and futures contracts                              2.02          (1.93)        (1.85)(c)      (0.10)
                                                                  ---------     ----------     ---------       --------
       Total from Investment Operations                                2.30          (1.60)        (1.50)          0.15
                                                                  ---------     ----------     ---------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                            (0.37)         (0.39)        (0.45)            --
From net realized gains                                               --             --            (0.57)            --
                                                                  ---------     ----------     ---------       --------
       Total Distributions Declared to Shareholders                   (0.37)         (0.39)        (1.02)            --
                                                                  ---------     ----------     ---------       --------
NET ASSET VALUE, END OF PERIOD                                    $   13.75     $    11.82     $   13.81       $  16.33
                                                                  =========     ==========     =========       ========
Total return (d)(e)(f)                                                20.29%        (11.94)%       (9.39)%         0.93%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                           0.90%          0.90%         0.90%          0.90%(i)
Net investment income (h)                                              2.27%          2.53%         2.49%(c)       2.57%(i)
Waiver/reimbursement                                                   0.10%          0.05%         0.06%          0.04%(i)
Portfolio turnover rate                                                 103%           118%           57%            39%
Net assets, end of period (000's)                                 $  64,902     $   51,540     $  47,754       $ 14,985

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

REPORT OF INDEPENDENT AUDITORS


To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Liberty Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Asset Allocation Fund, Variable Series (formerly Stein Roe Balanced Fund, Variable Series) (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

23.18% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Federal Securities Fund, Variable Series / December 31, 2003

Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Ann T. Peterson has managed or co-managed the fund since June 2000. Since 1993 she has managed or co-managed other funds for Columbia Management Advisors, Inc. and its predecessors.

Government bonds posted modest returns for 2003. The fund's bias toward bonds with the potential to generate higher income than Treasuries helped it perform better than both the Lehman Brothers Intermediate U.S. Government Bond Index and the Lipper General U.S. Government Funds Category average. The fund modestly trailed its new benchmark, the Citigroup Government/ Mortgage Index. We chose this new index because it reflects the fund's ability to invest in both mortgage-backed bonds and Treasury securities. The Lehman index does not include mortgage-backed securities. Fund expenses, which indices do not incur, accounted for the slight difference in performance between the new benchmark and the fund.

BOND MARKET VOLATILITY INCREASED AS INTEREST RATES ROSE

The past year was a challenging one for government bond investors. Bond prices rallied during the first half, as interest rates declined amid sluggish economic growth and low inflation. The federal funds rate--the target overnight interest rate at which commercial banks lend money to each other--was lowered to 1.00% late in June. Improving economic data, future inflation concerns and a growing budget deficit, however, triggered a steep rise in yields during July, making it one of the worst months in bond market history. As yields on 10-year Treasuries jumped from 3.10% in mid-June to 4.56% at the end of July, bond prices tumbled. Although yields fell near the end of the 12-month period, they remained higher than at the start of the year.

MORTGAGE BONDS AND CORPORATE ISSUES BENEFITED PERFORMANCE

Mortgage bonds, which represented the fund's biggest allocation at about 48% of net assets at the end of the period, suffered severe downturns in July. Rising interest rates triggered expectations that fewer homeowners would refinance and pay off their old mortgages. This made mortgage bonds more sensitive to changes in interest rates and caused added selling in the sector. For the year as a whole, however, mortgages performed slightly better than comparable Treasuries. The fund benefited from our decision early in the year to add bonds with lower coupons (stated interest rates), such as 5% and 5.5%, that were less likely to be paid off early and to pare back on issues with coupons of 6.5% or more.

   A modest investment in corporate bonds, obtained as part of the fund's April 2003 acquisition of the Galaxy VIP Quality Plus Bond Fund, also helped returns. Corporate bonds rallied as the economy improved and investors reached for yield. We increased to 10% our stake in non-agency mortgage bonds and asset-backed securities, which are bonds backed by pools of assets such as auto loans, home equity loans or credit card payments. Our focus was on higher-quality issues with attractive valuations that we believed could generate higher returns for the fund. Treasuries were the weakest performers in the government sector as bond yields rose. We used the fund's 39% stake in Treasuries to help in adjusting the portfolio's sensitivity to interest rate changes as market conditions fluctuated.

FOCUS ON RELATIVE VALUE AND RISK CONTROL

We believe that the strength of the economic recovery will have the largest impact on the bond market's performance in 2004. Our goal is to continue to search for opportunities that offer relative value across the Treasury, mortgage and investment-grade bond sectors.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Federal Securities Fund, Variable Series offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; and political and economic developments.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty Federal Securities Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                       1-YEAR  5-YEAR   10-YEAR
---------------------------------------------------------------
Class B (6/1/00)                        2.32    5.96     6.38
Lehman Brothers Intermediate
  U.S. Government Bond Index            2.29    6.18     6.32
Citigroup Government/
  Mortgage Bond Index                   2.76    6.37     6.78

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)           12/31/02    12/31/03
------------------------------------------------------------
Class B                                   11.30       11.12

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/94(1) - 12/31/03

Class B: $18,556

             CLASS B SHARES   LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX   CITIGROUP GOVERNMENT/MORTGAGE BOND INDEX
  1/1/1994      $  10,000                        $  10,000                                           $  10,000
 3/31/1994      $   9,823                        $   9,815                                           $   9,729
 6/30/1994      $   9,754                        $   9,760                                           $   9,644
 9/30/1994      $   9,823                        $   9,835                                           $   9,694
12/31/1994      $   9,843                        $   9,825                                           $   9,731
 3/31/1995      $  10,299                        $  10,234                                           $  10,209
 6/30/1995      $  10,808                        $  10,712                                           $  10,808
 9/30/1995      $  11,030                        $  10,878                                           $  11,004
12/31/1995      $  11,392                        $  11,241                                           $  11,465
 3/31/1996      $  11,313                        $  11,165                                           $  11,284
 6/30/1996      $  11,380                        $  11,240                                           $  11,344
 9/30/1996      $  11,616                        $  11,433                                           $  11,551
12/31/1996      $  11,927                        $  11,697                                           $  11,889
 3/31/1997      $  11,915                        $  11,695                                           $  11,838
 6/30/1997      $  12,327                        $  12,021                                           $  12,252
 9/30/1997      $  12,691                        $  12,329                                           $  12,643
12/31/1997      $  13,006                        $  12,601                                           $  13,018
 3/31/1998      $  13,181                        $  12,792                                           $  13,225
 6/30/1998      $  13,452                        $  13,028                                           $  13,525
 9/30/1998      $  13,863                        $  13,637                                           $  14,116
12/31/1998      $  13,890                        $  13,671                                           $  14,157
 3/31/1999      $  13,958                        $  13,634                                           $  14,094
 6/30/1999      $  13,889                        $  13,607                                           $  13,991
 9/30/1999      $  14,025                        $  13,744                                           $  14,107
12/31/1999      $  14,039                        $  13,737                                           $  14,074
 3/31/2000      $  14,258                        $  13,962                                           $  14,421
 6/30/2000      $  14,447                        $  14,217                                           $  14,696
 9/30/2000      $  14,894                        $  14,598                                           $  15,136
12/31/2000      $  15,487                        $  15,177                                           $  15,812
 3/31/2001      $  15,890                        $  15,632                                           $  16,228
 6/30/2001      $  15,936                        $  15,698                                           $  16,275
 9/30/2001      $  16,718                        $  16,478                                           $  17,074
12/31/2001      $  16,550                        $  16,455                                           $  17,028
 3/31/2002      $  16,498                        $  16,412                                           $  17,067
 6/30/2002      $  17,140                        $  17,046                                           $  17,740
 9/30/2002      $  18,038                        $  17,868                                           $  18,573
12/31/2002      $  18,134                        $  18,041                                           $  18,765
 3/31/2003      $  18,304                        $  18,209                                           $  18,956
 6/30/2003      $  18,672                        $  18,516                                           $  19,267
 9/30/2003      $  18,571                        $  18,492                                           $  19,234
12/31/2003      $  18,556                        $  18,452                                           $  19,280

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index that tracks the performance of investment grade bonds. The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The Citigroup US Government Index is composed of the Treasury and government-sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The Citigroup Mortgage Index measures the mortgage component of the US_BIG Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989.

INVESTMENT PORTFOLIO
Liberty Federal Securities Fund, Variable Series / December 31, 2003

                                                                     PAR              VALUE
                                                               ---------------   ---------------
U.S. GOVERNMENT AGENCIES--48.2%
Federal Home Loan Mortgage Corp.:
   3.000% 07/15/04                                             $       140,000   $       141,343
   5.500% 08/01/17 - 12/01/17                                          281,073           291,536
   5.875% 03/21/11                                                     180,000           195,106
   6.000% 04/01/32                                                      61,464            63,542
   6.250% 07/15/04 - 07/15/32                                          250,000           262,819
   6.750% 03/15/31                                                     265,000           306,046
   7.000% 06/01/16 - 01/01/26                                          325,930           346,073
   7.500% 02/01/23 - 05/01/24                                          281,979           304,774
   8.500% 05/01/06                                                       1,659             1,739
   10.500% 02/01/19 - 06/01/13                                          62,973            69,800
   10.750% 11/01/09                                                     35,588            39,117
   11.250% 10/1/09 - 07/01/13                                           11,783            13,117
   12.000% 07/01/13 - 07/01/20                                         140,633           159,250
   To Be Announced:
   5.000% 01/20/19 (a)                                              11,365,000        11,574,548
   5.500% 01/14/34 (a)                                              27,300,000        27,624,188
                                                                                 ---------------
                                                                                      41,392,998
                                                                                 ---------------
Federal National Mortgage Association:
   5.000% 09/25/12 - 02/1/18                                           423,910           429,631
   5.500% 02/15/06                                                     200,000           214,109
   6.000% 12/15/05 - 7/25/26                                           865,619           902,920
   6.500% 03/01/09 - 08/01/31                                        3,298,977         3,455,322
   7.000% 07/01/11 - 03/01/29                                          814,427           866,857
   7.125% 03/15/07                                                     250,000           283,252
   7.500% 11/01/29                                                     344,390           368,136
   8.000% 04/01/30                                                       9,962            10,771
   8.500% 05/01/30                                                     815,418           880,442
   9.000% 10/01/05 - 05/01/20                                           21,130            23,273
   9.250% 03/25/18                                                     115,542           127,782
   10.000% 03/01/16                                                     62,648            69,569
   12.250% 09/01/12                                                     29,330            33,824
   To Be Announced:
   5.000% 01/20/19 (a)                                               5,850,000         5,965,175
   5.500% 01/20/19 (a)                                               5,049,000         5,230,451
   6.000% 01/20/19 (a)                                               2,500,000         2,621,095
   6.000% 01/14/34 (a)                                              20,455,000        21,138,974
   6.500% 01/14/34 (a)                                               9,500,000         9,933,438
   7.500% 01/14/34 (a)                                               6,544,000         6,991,858
                                                                                 ---------------
                                                                                      59,546,879
                                                                                 ---------------
Government National Mortgage Association:
   4.750% 07/20/22 - 07/20/25                                          179,378           183,332
   6.000% 03/15/29 - 08/15/29                                        4,188,471         4,357,071
   6.500% 10/15/13 - 03/15/28                                        1,772,814         1,873,081
   7.000% 09/15/29                                                     119,582           127,532
   7.500% 10/15/27 - 09/15/29                                           74,758            80,319
   8.000% 04/15/08 - 07/15/08                                          148,989           160,558
   8.500% 04/15/30                                                      24,197            26,314
   9.000% 06/15/16 - 01/15/20                                          135,966           151,930
   9.500% 06/15/09 - 08/15/22                                          951,014         1,059,891
   10.000% 11/15/09 - 11/15/2019                                        87,633            97,114
   11.500% 04/15/13 - 05/15/13                                          61,026            69,697
   To Be Announced:
   6.000% 01/22/34 (a)                                               2,500,000         2,597,655
                                                                                 ---------------
                                                                                      10,784,494
                                                                                 ---------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $108,690,850)                                                        $   111,724,371
                                                                                 ---------------

U.S. GOVERNMENT OBLIGATIONS--39.3%
U.S. Treasury Bonds/Notes:
   1.750% 12/31/04                                             $       100,000           100,504
   3.000% 11/15/07                                                     100,000           100,859
   3.375% 04/30/04                                                      25,000            25,197
   3.875% 02/15/13                                                     220,000           215,359
   4.375% 08/15/12                                                  12,290,000        12,533,883
   5.250% 05/15/04                                                     220,000           223,429
   5.250% 11/15/28                                                   2,200,000         2,215,899
   5.375% 02/15/31                                                     235,000           245,070
   5.500% 08/15/28                                                   3,610,000         3,760,183
   5.625% 05/15/08                                                     400,000           443,094
   5.750% 08/15/10                                                  18,084,000        20,276,685
   5.750% 11/15/05                                                   4,050,000         4,348,372
   5.875% 11/15/04                                                     160,000           166,412
   6.000% 08/15/04                                                     793,000           816,976
   6.000% 08/15/09                                                   3,510,000         3,975,759
   6.500% 02/15/10                                                     638,000           741,376
   6.750% 08/15/26                                                   5,820,000         7,043,562
   6.875% 08/15/25 (b)                                               5,745,000         7,027,973
   7.000% 07/15/06                                                   6,840,000         7,661,600
   7.125% 02/15/23                                                   3,333,000         4,159,871
   7.500% 02/15/05                                                   8,078,000         8,635,568
   9.375% 02/15/06                                                   5,525,000         6,381,590
                                                                                 ---------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (cost of $90,382,270)                                                              91,099,221
                                                                                 ---------------

CORPORATE BONDS--3.1%
BASIC MATERIALS--0.1%
FOREST PRODUCTS & PAPER--0.1%
International Paper Co.:
   5.850% 10/30/12                                                      50,000            51,958
   8.125% 07/08/05                                                      80,000            86,951
                                                                                 ---------------
                                                                                         138,909
                                                                                 ---------------

CONSUMER CYCLICAL--0.2%
AUTO MANUFACTURER--0.1%
Ford Motor Co.,
   7.450% 07/16/31                                                     205,000           205,422
                                                                                 ---------------
RETAIL--0.1%
Dayton Hudson Corp.,
   6.650% 08/01/28                                                     125,000           134,490
Home Depot, Inc., Senior Note,
   5.375% 04/01/06                                                     120,000           128,148
                                                                                 ---------------
                                                                                         262,638
                                                                                 ---------------

CONSUMER DISCRETIONARY--0.2%
MEDIA--0.2%
Cox Communications, Inc.,
   7.750% 11/01/10                                                     125,000           146,160

                       See Notes to Investment Portfolio.

                                                                     PAR              VALUE
                                                               ---------------   ---------------
Time Warner, Inc.,
   6.875% 05/01/12                                             $       100,000   $       112,427
Walt Disney Co.:
   7.300% 02/08/05                                                     100,000           105,906
   6.375% 03/01/12                                                      75,000            82,423
                                                                                 ---------------
                                                                                         446,916
                                                                                 ---------------

CONSUMER NON-CYCLICAL--0.2%
AGRICULTURE--0.1%
Cargill, Inc.
   6.375% 06/01/12 (c)                                                 130,000           142,720
                                                                                 ---------------
COMMERCIAL SERVICES--0.1%
Leland Stanford
   Junior University,
   6.875% 02/01/24                                                     150,000           172,502
                                                                                 ---------------

CONSUMER STAPLES--0.1%
FOOD & DRUG RETAILING--0.1%
Kroger Co.,
   6.200% 06/15/12                                                      50,000            53,601
Pepsi Bottling Holdings, Inc.,
   5.625% 02/17/09 (c)                                                 100,000           108,951
Safeway, Inc.,
   5.800% 08/15/12                                                      50,000            51,717
                                                                                 ---------------
                                                                                         214,269
                                                                                 ---------------

ENERGY--0.1%
OIL & GAS--0.1%
Conoco, Inc., Senior Note,
   6.950% 04/15/29                                                      65,000            73,694
Occidental Petroleum Corp.,
   Senior Note,
   6.500% 04/01/05                                                     140,000           147,585
Texaco Capital, Inc.,
   5.500% 01/15/09                                                      75,000            81,434
                                                                                 ---------------
                                                                                         302,713
                                                                                 ---------------

FINANCIALS--1.6%
BANKS--0.7%
Bank of America Corp.,
   Senior Note,
   4.875% 01/15/13                                                     175,000           174,589
Bank of New York Co., Inc.,
   Senior Note,
   5.200% 07/01/07                                                     150,000           160,468
Bank One Corp.,
   Subordinated Note,
   7.875% 08/01/10                                                      50,000            59,763
Comerica, Inc.,
   Subordinated Note,
   7.250% 08/01/07                                                     150,000           166,623
Deutsche Bank Financial LLC,
   5.375% 03/02/15                                                     100,000           101,400
European Investment Bank,
   4.625% 03/01/07                                             $        80,000   $        84,692
Mellon Bank, N.A.,
   Subordinated Bank Note,
   7.625% 09/15/07                                                     100,000           116,105
National City Corp,
   Subordinated Note,
   5.750% 02/01/09                                                     110,000           121,793
Sovereign Bank,
   5.125% 03/15/13                                                     100,000            99,038
SunTrust Bank, Atlanta
   Subordinated Note, BN,
   7.250% 09/15/06                                                     125,000           138,865
U.S. Bancorp.,
   3.125% 03/15/08                                                     150,000           148,377
Wachovia Corp., Senior Note,
   7.450% 07/15/05                                                     100,000           108,375
Wells Fargo Bank, N.A.,
   Subordinated Note,
   6.450% 02/01/11                                                      50,000            56,016
                                                                                 ---------------
                                                                                       1,536,104
                                                                                 ---------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
American Express Co.,
   6.875% 11/01/05                                                      55,000            59,761
Bear Stearns Companies, Inc.,
   3.000% 03/30/06                                                      90,000            91,084
Boeing Capital Corp.,
   Senior Note,
   5.750% 02/15/07                                                     100,000           107,697
Chase Manhattan Corp.,
   Subordinated Note,
   7.875% 06/15/10                                                     125,000           146,400
Citigroup, Inc.: Senior Note,
   6.750% 12/01/05                                                     100,000           108,598
   Subordinated Note,
   7.250% 10/01/10                                                     100,000           116,150
Ford Motor Credit Co.,
   7.600% 08/01/05                                                     120,000           128,102
General Electric Capital Corp.,
   Series A MTN:
   6.750% 03/15/32                                                     100,000           110,683
   6.800% 11/01/05                                                     125,000           135,465
General Motors
   Acceptance Corp.,
   6.750% 01/15/06                                                     150,000           160,598
   7.250% 03/02/11                                                      50,000            54,905
   7.500% 07/15/05                                                      50,000            53,644
Goldman Sachs Group, Inc.,
   4.125% 01/15/08                                                      50,000            51,138
   5.250% 04/01/13                                                      50,000            50,737
Household Finance Corp.,
   4.625% 01/15/08                                                      50,000            52,034
   6.375% 10/15/11                                                      50,000            54,997
International Lease
   Finance Corp.,
   4.000% 01/17/06                                                      90,000            92,802

                       See Notes to Investment Portfolio.

                                                                     PAR              VALUE
                                                               ---------------   ---------------
Merrill Lynch & Co., Inc.,
   Series B, MTN,
   4.000% 11/15/07                                             $       150,000   $       153,300
Morgan Stanley
   Dean Witter & Co.,
   Unsubordinated Note,
   6.100% 04/15/06                                                      80,000            86,416
                                                                                 ---------------
                                                                                       1,814,511
                                                                                 ---------------
INSURANCE--0.0%
Marsh & McLennan
   Companies, Inc., Senior Note,
   6.250% 03/15/12                                                     100,000           108,678
                                                                                 ---------------
REAL ESTATE--0.1%
EOP Operating Ltd.,
   7.000% 07/15/11                                                     110,000           124,043
                                                                                 ---------------

INDUSTRIALS--0.2%
AEROSPACE & DEFENSE--0.0%
Raytheon Co.,
   7.200% 08/15/27                                                      50,000            54,051
                                                                                 ---------------
HAND & MACHINE TOOLS--0.0%
Black & Decker Corp.,
   Senior Note,
   7.125% 06/01/11                                                      50,000            56,977
                                                                                 ---------------
MISCELLANEOUS MANUFACTURING--0.1%
Illinois Tool Works, Inc.,
   5.750% 03/01/09                                                     155,000           170,328
                                                                                 ---------------
PACKAGING & CONTAINERS--0.0%
Bemis Co., Inc.,
   6.500% 08/15/08                                                      50,000            56,029
                                                                                 ---------------
ROAD & RAIL--0.1%
Norfolk Southern Corp.,
   Senior Note,
   7.250% 02/15/31                                                      75,000            84,923
Union Pacific Corp., Debenture,
   6.625% 02/01/29                                                      50,000            53,535
United Parcel Services,
   Inc., Debenture
   8.375% 04/01/30
   (7.620% 04/01/20) (d)                                                90,000           121,525
                                                                                 ---------------
                                                                                         259,983
                                                                                 ---------------

MANUFACTURING--0.0%
METALS & MINING--0.0%
Alcoa, Inc.,
   7.250% 08/01/05                                                      25,000            27,028
                                                                                 ---------------

TECHNOLOGY--0.1%
COMPUTERS--0.1%
IBM Corp.:
   4.875% 10/01/06                                                     200,000           211,816
   Debenture,
   6.220% 08/01/27                                                     100,000           106,665
                                                                                 ---------------
                                                                                         318,481
                                                                                 ---------------

TELECOMMUNICATION SERVICES--0.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
AT&T Corp., Senior Note:
   7.000% 11/15/06                                             $        70,000   $        77,274
   8.500% 11/15/31                                                      20,000            23,264
SBC Communications, Inc.,
   5.750% 05/02/06                                                     100,000           106,579
Sprint Capital Corp.:
   6.000% 01/15/07                                                      50,000            53,202
   6.875% 11/15/28                                                      50,000            48,227
Verizon New England, Inc.,
   Senior Note,
   6.500% 09/15/11                                                     120,000           131,708
                                                                                 ---------------
                                                                                         440,254
                                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.0%
AT&T Wireless Services, Inc.,
   Senior Note,
   8.750% 03/01/31                                                      50,000            61,402
                                                                                 ---------------

UTILITIES--0.1%
ELECTRIC UTILITIES--0.1%
Consolidated Edison Co. of
   New York, Inc.,
   7.150% 12/01/09                                                      50,000            58,280
   Series B, Debenture,
   4.875% 02/01/13                                                      50,000            50,135
   Florida Power & Light Co.,
   First Mortgage,
   6.875% 12/01/05                                                     100,000           108,615
Virginia Electric & Power, Series A,
   Senior Note,
   5.375% 02/01/07                                                     100,000           106,940
                                                                                 ---------------
                                                                                         323,970
                                                                                 ---------------
TOTAL CORPORATE BONDS
   (cost of $6,767,774)                                                                7,237,928
                                                                                 ---------------

NON-AGENCY MORTGAGE-BACKED &
   ASSET-BACKED SECURITIES--9.9%
Advanta Mortgage Loan Trust,
   7.550% 06/25/27                                                     201,711           201,413
American Mortgage Trust,
   8.266% 09/27/22                                                      12,693            11,423
Asset Securitization Corp.,
   6.750% 02/14/43                                                   1,375,000         1,489,474
BMW Vehicle Owner Trust,
   Series 2002-A, Class A-3,
   3.800% 05/25/06                                                      60,312            60,923
Chase Funding Mortgage Loan:
   5.638% 11/25/31                                                   2,000,000         1,982,620
   6.448% 09/25/30                                                   2,300,000         2,292,088
   6.975% 02/25/32                                                   3,000,000         3,135,660

                       See Notes to Investment Portfolio.

                                                                     PAR              VALUE
                                                               ---------------   ---------------
Chase Manhattan Auto Owner Trust,
   Series 2001-A, Class A-4,
   5.070% 02/15/08                                             $       125,000   $       128,704
   Series 2001-B, Class A-4,
   3.800% 05/15/08                                                     250,000           255,812
Cintas Corp., Number 2
   6.000% 06/01/12                                                     100,000           107,802
Citibank Credit Card
   Issuance Trust,
   Series 2002-A1, Class A-1,
   4.950% 02/09/09                                                     250,000           265,107
Citicorp Mortgage Securities, Inc.,
   10.000% 07/01/17                                                     21,635            21,611
Comfed Bancorp, Inc.,
   4.643% 01/01/18                                                      15,844            15,844
First Horizon Mortgage
   Pass-Through Trust,
   Series 2003-9, Class B3,
   5.355% 11/25/33                                                     926,587           854,137
Glendale Federal Bank,
   9.125% 01/25/08                                                       2,789             2,781
GSMPS Mortgage Loan Trust,
   Series 1998-3 Class A,
   7.750% 09/19/27 (c)                                               1,242,373         1,343,065
Honda Auto Receivables
   Owner Trust,
   Series 2002-2, Class A-3,
   3.830% 02/15/06                                                     147,826           149,384
Imperial Savings Association,
   8.888% 07/25/17                                                       2,979             2,973
JP Morgan Commercial
   Mortgage Finance Corp.,
   7.400% 07/15/31                                                   2,000,000         2,289,017
LB Commercial Conduit
   Mortgage Trust:
   6.210% 10/15/35                                                   1,800,000         1,983,828
   6.590% 02/18/30                                                   1,500,000         1,658,445
Merrill Lynch Mortgage
   Investors, Inc.,
   7.127% 12/26/25                                                     292,830           299,129
Mid-State Trust,
   7.340% 07/01/35                                                   1,197,372         1,269,076
Nomura Asset Securities Corp.,
   7.120% 04/13/39                                                   1,000,000         1,088,978
Private Export Funding Corp.,
   5.340% 03/15/06                                                     125,000           133,314
Residential Asset Mortgage
   Products, Inc.,
   Series 2003-RZ5, Class M2,
   5.600% 12/25/33                                             $     1,313,000   $     1,323,822
Rural Housing Trust,
   6.330% 04/01/26                                                      85,290            85,375
Structured Asset
   Securities Corp.,
   Interest Only,
   1.880% 02/25/28                                                   2,331,007           182,514
Wells Fargo Auto Trust
   Series 2001-A, Class A-4,
   5.070% 03/15/08                                                     200,000           202,642
                                                                                 ---------------
TOTAL NON-AGENCY MORTGAGE-BACKED &
   ASSET-BACKED SECURITIES
   (cost of $21,600,980)                                                              22,836,961
                                                                                 ---------------

SOVEREIGN DEBT--0.3%
Export Development
   of Canada,
   4.000% 08/01/07                                                     100,000           103,319
Hydro-Quebec,
   Series HH, Yankee
   8.500% 12/01/29                                                      75,000           103,217
Inter-American Development
   Bank Yankee, Debenture,
   8.875% 06/01/09                                                     125,000           156,900
Province of British Columbia,
   5.375% 10/29/08                                                      50,000            54,064
Province of Manitoba:
   4.250% 11/20/06                                                     100,000           104,474
Yankee, Denbenture,
   5.500% 10/01/08                                                      50,000            54,228
Province of New Brunswick,
   Senior Unsubordinated Note,
   3.500% 10/23/07                                                      50,000            50,671
Province of Nova Scotia,
   5.750% 02/27/12                                                      15,000            16,332
Province of Ontario,
   6.000% 02/21/06                                                      40,000            43,068
State of Israel,
   6.750% 08/15/04                                                     100,000           101,890
                                                                                 ---------------
TOTAL SOVEREIGN DEBT
   (cost of $749,507)                                                                    788,163
                                                                                 ---------------

                       See Notes to Investment Portfolio.

                                                                     PAR              VALUE
                                                               ---------------   ---------------
SHORT-TERM OBLIGATIONS--37.4%
U.S. GOVERNMENT AGENCY--6.4%
Federal Home Loan
   Mortgage Corp.
   0.750%, 01/02/04
   (cost of $14,999,688)                                       $    15,000,000   $    14,999,688
                                                                                 ---------------
REPURCHASE AGREEMENT--31.0%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04 at
   0.900%, collateralized by Federal
   Home Loan Bank and Federal
   National Mortgage Association
   with various maturities to
   05/26/05, market value
   $73,287,049 (repurchase proceeds
   $71,847,592)
   (cost of $71,844,000)                                            71,844,000        71,844,000
                                                                                 ---------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $86,843,688)                                                              86,843,688
                                                                                 ---------------
TOTAL INVESTMENTS--138.2%
   (cost of $315,035,069) (e)                                                        320,530,332
                                                                                 ---------------
OTHER ASSETS & LIABILITIES, NET--(38.2)%                                             (88,521,580)
                                                                                 ---------------
NET ASSETS--100.0%                                                               $   232,008,752
                                                                                 ===============

NOTES TO INVESTMENT PORTFOLIO:
(a) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(b) This security, or a portion thereof with a market value of $110,099, is being used to collateralize open futures contracts.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $1,594,736, which represents 0.7% of net assets.
(d) Stepped coupon bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(e) Cost for federal income tax purposes is $316,688,971.

Short futures contracts open on December 31, 2003:

                                                              UNREALIZED
                                NUMBER OF      EXPIRATION    APPRECIATION
TYPE                            CONTRACTS        MONTH       (DEPRECIATION)
----                            ---------      ----------    --------------
2 Year U.S. Treasury Note          11            March-04      $  (8,139)
20 Year U.S. Treasury Bond          3            March-04            405
                                                               ---------
                                                               $  (7,734)
                                                               =========

            ACRONYM             NAME
            -------             ----
              MTN          Medium Term Note

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Liberty Federal Securities Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost (including repurchase agreement)                    $   315,035,069
                                                                         ---------------
Investments, at value                                                    $   248,686,332
Repurchase agreement, at value                                                71,844,000
Receivable for:
   Investments sold                                                              384,315
   Fund shares sold                                                            2,894,240
   Interest                                                                    2,158,588
   Dollar rolls                                                                  315,441
   Expense reimbursement due from Distributor                                     12,225
Deferred Trustees' compensation plan                                               4,953
                                                                         ---------------
     TOTAL ASSETS                                                            326,300,094
                                                                         ---------------
LIABILITIES:
Payable to custodian bank                                                        383,277
Payable for:
   Investments purchased on a delayed delivery basis                          93,592,498
   Fund shares repurchased                                                       110,277
   Futures variation margin                                                          719
   Investment advisory fee                                                        77,038
   Administration fee                                                             28,834
   Transfer agent fee                                                                625
   Pricing and bookkeeping fees                                                    8,787
   Trustees' fees                                                                    101
   Audit fee                                                                      35,790
   Custody fee                                                                     3,440
   Distribution fee--Class B                                                      23,118
Deferred Trustees' fees                                                            4,953
Other liabilities                                                                 21,885
                                                                         ---------------
     TOTAL LIABILITIES                                                        94,291,342
                                                                         ---------------
NET ASSETS                                                               $   232,008,752
                                                                         ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   217,332,360
Undistributed net investment income                                            9,129,268
Accumulated net realized gain                                                     59,595
Net unrealized appreciation (depreciation) on:
   Investments                                                                 5,495,263
   Futures contracts                                                              (7,734)
                                                                         ---------------
NET ASSETS                                                               $   232,008,752
                                                                         ===============
CLASS A:
Net assets                                                               $   122,392,409
Shares outstanding                                                            10,930,058
                                                                         ===============
Net asset value per share                                                $         11.20
                                                                         ===============
CLASS B:
Net assets                                                               $   109,616,343
Shares outstanding                                                             9,855,781
                                                                         ===============
Net asset value per share                                                $         11.12
                                                                         ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

Liberty Federal Securities Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Interest                                                                 $     9,085,382
Dollar roll fee income                                                         2,611,257
                                                                         ---------------
   Total Investment Income                                                    11,696,639
                                                                         ---------------
EXPENSES:
Investment advisory fee                                                          956,165
Administration fee                                                               358,562
Distribution fee--Class B                                                        268,593
Transfer agent fee                                                                 7,500
Pricing and bookkeeping fees                                                      97,315
Trustees' fees                                                                    12,943
Custody fee                                                                       28,992
Other expenses                                                                   105,019
                                                                         ---------------
   Total Expenses                                                              1,835,089
Fees reimbursed by Distributor--Class B                                          (10,066)
                                                                         ---------------
   Net Expenses                                                                1,825,023
                                                                         ---------------
Net Investment Income                                                          9,871,616
                                                                         ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                                                   720,805
   Futures contracts                                                            (227,559)
                                                                         ---------------
     Net realized gain                                                           493,246
                                                                         ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                (4,807,622)
   Futures contracts                                                              77,024
                                                                         ---------------
     Net change in unrealized appreciation/depreciation                       (4,730,598)
                                                                         ---------------
Net Loss                                                                      (4,237,352)
                                                                         ---------------
Net Increase in Net Assets from Operations                               $     5,634,264
                                                                         ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty Federal Securities Fund, Variable Series

                                                                           YEAR ENDED        YEAR ENDED
                                                                           DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                            2003              2002
                                                                         ---------------   ---------------
OPERATIONS:
Net investment income                                                    $     9,871,616   $     8,005,123
Net realized gain on investments and futures contracts                           493,246         2,774,759
Net change in unrealized appreciation/depreciation on investments and
   futures contracts                                                          (4,730,598)        7,193,833
                                                                         ---------------   ---------------
        Net Increase from Operations                                           5,634,264        17,973,715
                                                                         ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                    (5,108,886)       (4,876,880)
   Class B                                                                    (4,100,433)       (2,478,958)
                                                                         ---------------   ---------------
   Total Distributions Declared to Shareholders                               (9,209,319)       (7,355,838)
                                                                         ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                               9,189,086        27,971,432
   Proceeds received in connection with merger                                20,365,187                --
   Distributions reinvested                                                    5,108,886         4,876,880
   Redemptions                                                               (36,414,475)      (22,614,928)
                                                                         ---------------   ---------------
        Net Increase (Decrease)                                               (1,751,316)       10,233,384
                                                                         ---------------   ---------------
Class B:
   Subscriptions                                                              26,640,687        54,512,916
   Distributions reinvested                                                    4,100,433         2,478,958
   Redemptions                                                               (22,022,925)       (8,937,222)
                                                                         ---------------   ---------------
        Net Increase                                                           8,718,195        48,054,652
                                                                         ---------------   ---------------
Net Increase from Share Transactions                                           6,966,879        58,288,036
                                                                         ---------------   ---------------
Total Increase in Net Assets                                                   3,391,824        68,905,913

NET ASSETS:
Beginning of period                                                          228,616,928       159,711,015
                                                                         ---------------   ---------------
End of period (including undistributed net investment income of
   $9,129,268 and $8,265,049, respectively)                              $   232,008,752   $   228,616,928
                                                                         ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                 816,743         2,555,228
   Issued in connection with merger                                            1,854,753                --
   Issued for distributions reinvested                                           460,675           470,741
   Redemptions                                                                (3,274,930)       (2,074,589)
                                                                         ---------------   ---------------
        Net Increase (Decrease)                                                 (142,759)          951,380
                                                                         ---------------   ---------------
Class B:
   Subscriptions                                                               2,398,556         5,022,381
   Issued for distributions reinvested                                           371,416           240,442
   Redemptions                                                                (1,998,655)         (815,987)
                                                                         ---------------   ---------------
        Net Increase                                                             771,317         4,446,836
                                                                         ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty Federal Securities Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Federal Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks the highest possible level of current income consistent with the safety of principal and maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible Liberty Federal Securities Fund, Variable Series / December 31, 2003decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high-grade debt obligations as segregated with the custodian in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, deferral of losses from wash sales, non-deductible expenses from the merger and paydowns were identified and reclassified among the components of the Fund's net assets as follows:

   UNDISTRIBUTED
  NET INVESTMENT         ACCUMULATED          PAID-IN
      INCOME          NET REALIZED GAIN       CAPITAL
  --------------      -----------------      ---------
    $  201,922          $   (203,435)         $ 1,513

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                 DECEMBER 31,   DECEMBER 31,
                                    2003           2002
                                 ------------   ------------
Distributions paid from:
       Ordinary Income*          $  9,209,319   $  7,355,838
       Long-Term Capital Gains             --             --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY            LONG-TERM        NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------       -------------      --------------
   $  11,037,815       $          --      $    3,833,627

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation              $   5,319,109
     Unrealized depreciation                 (1,477,748)
                                          -------------
       Net unrealized appreciation        $   3,841,361
                                          =============

Capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of December 31, 2003, the Fund had no capital loss carryforwards.

Capital loss carryforwards of $119,047 were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryfowards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                       FEE RATE
------------------------                       --------
First $1 billion                                 0.40%
Next $1 billion                                  0.35%
Over $2 billion                                  0.30%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.40%.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.041%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500. Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.70% annually of the Fund's average daily net assets. The Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended December 31, 2003, there were no such credits.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $68,476,793 and $88,621,878, respectively, of which $62,018,403 and $84,576,221 were U.S. Government securities, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Galaxy VIP Quality Plus Bond Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Fund's Class A shares. The Fund received a tax-free transfer of assets from the Galaxy VIP Quality Plus Bond Fund as follows:

      SHARES            NET ASSETS           UNREALIZED
      ISSUED             RECEIVED          APPRECIATION (1)
     ---------         -------------       ---------------
     1,854,753         $  20,365,187       $     1,020,254

                        NET ASSETS
                       OF GALAXY VIP        NET ASSETS
    NET ASSETS         QUALITY PLUS           OF THE
      OF THE             BOND FUND             FUND
       FUND             IMMEDIATELY         IMMEDIATELY
     PRIOR TO            PRIOR TO              AFTER
    COMBINATION         COMBINATION         COMBINATION
   -------------       -------------       -------------
   $ 231,382,451       $  20,365,187       $ 251,747,638

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.

FINANCIAL HIGHLIGHTS

Liberty Federal Securities Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                  PERIOD
                                                                     YEAR ENDED DECEMBER 31,                       ENDED
                                                          ----------------------------------------------        DECEMBER 31,
                                                             2003              2002              2001             2000 (a)
                                                          ----------        ----------        ----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    11.30        $    10.78        $    10.72        $       9.87
                                                          ----------        ----------        ----------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.45              0.44              0.54(c)             0.38
Net realized and unrealized gain (loss) on investments
   and futures contracts                                       (0.19)             0.55              0.17(c)             0.47
                                                          ----------        ----------        ----------        ------------
       Total from Investment Operations                         0.26              0.99              0.71                0.85
                                                          ----------        ----------        ----------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.44)            (0.47)            (0.65)                 --
                                                          ----------        ----------        ----------        ------------
NET ASSET VALUE, END OF PERIOD                            $    11.12        $    11.30        $    10.78        $      10.72
                                                          ==========        ==========        ==========        ============
Total return (d)(e)                                             2.32%(f)          9.59%(f)          6.86%(f)            8.61%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                                                    0.90%             0.90%             0.91%               0.87%(i)
Net investment income (h)                                       3.99%             4.03%             5.02%(c)            6.25%(i)
Waiver/reimbursement                                            0.01%             0.01%             0.04%                 --%
Portfolio turnover rate                                           47%               69%               36%                 43%
Net assets, end of period (000's)                         $  109,616        $  102,671        $   49,987        $      7,663

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Liberty Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Federal Securities Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

PORTFOLIO MANAGER'S DISCUSSION
Liberty Money Market Fund, Variable Series / December 31, 2003

Liberty Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Karen M. Arneil, CFA, has been the fund's portfolio manager since 2002. She has managed other funds for Columbia Management Advisors, Inc. and its predecessors since 1996.

The fund slightly outperformed its peer group primarily because it held more longer-term securities in the first half of the year as interest rates declined. The fund's modest return--and returns from all money market funds--reflected the historically low yields on short-term Treasury securities throughout the past six months. In late June, the Federal Reserve cut the federal funds rate from 1.25% to just 1.00%, its lowest level in over 45 years. The federal funds rate is the rate at which member banks loan money to each other.

OPPORTUNITIES IN FLOATING RATE NOTES

To boost returns in a low-yield environment, the fund greatly increased its exposure to floating rate notes, which now account for over half the portfolio. Floating rate securities can take the form of corporate debt, taxable municipal securities or the debt of federal agencies, such as Fannie Mae and Freddie Mac. The interest rates of these securities are pegged to the London Inter-Bank Offer Rate (LIBOR), a characteristic that has given floating rate notes a yield advantage over comparable fixed-rate securities in the current environment. The fund's move into agency securities was also prompted by the market's response to Freddie Mac's well-publicized accounting irregularities during the summer of 2003. Yields on agency securities, which generally carry very limited credit risk, were temporarily pushed as high as corporate yields, creating a buying opportunity that we took advantage of early in the third quarter.

FROM BARBELLS TO LADDERS

For most of the year, the fund maintained a barbell structure, splitting its investments between securities maturing in under three months and securities with maturities of one year. We used short-term securities to maintain liquidity while the longer-term securities provided the potential for higher yields. As the economy strengthened in the fall, we moved to a more laddered approach. Instead of focusing on either end of the maturity spectrum, we invested in securities with maturities at each point on the spectrum. This laddered structure gave the portfolio a lower weighted average maturity, which did not figure materially in the fund's return during the period. However, it should provide us with more flexibility if interest rates move higher.

FUND POSITIONED TO RESPOND TO HIGHER RATES IN 2004

Recent economic data suggest that the economic recovery has staying power and inflation remains relatively low. However, we expect the Federal Reserve Board to sit on the sidelines well into 2004. At some point, we expect continuing economic strength will push interest rates slightly higher. By reducing the fund's exposure to longer maturities, we believe that we are positioned to reinvest at higher rates when the opportunity arises.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE INFORMATION
Liberty Money Market Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                      1-YEAR  5-YEAR  10-YEAR
-------------------------------------------------------------
The Fund (1/1/89)                      0.69    3.26     4.10
Lipper Money Market
  Category average                     0.64    3.28     4.12

Inception date of the fund is in parentheses.

NET ASSET VALUE PER SHARE ($)        12/31/02  12/31/03
-------------------------------------------------------
The Fund                                1.00      1.00


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insur-ance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Liberty Money Market Fund, Variable Series / December 31, 2003

                                                                    PAR          VALUE (a)
                                                              --------------  --------------
BANK NOTES--4.5%
Bank One Corp., NA, IL
   1.180% 04/13/04 (b)
   (cost of $9,002,166)                                       $    9,000,000  $    9,002,166
                                                                              --------------

CERTIFICATES OF DEPOSIT--8.9%
Canadian Imperial Bank of Canada,
   1.183% 12/15/04 (b)                                             7,000,000       7,000,000
First Tennessee Bank,
   1.109% 02/04/04 (b)                                             5,700,000       5,699,904
Rabobank Nederland N.V.,
   1.330% 04/19/04                                                 5,000,000       5,000,000
                                                                              --------------
TOTAL CERTIFICATES OF DEPOSIT
   (cost of $17,699,904)                                                          17,699,904
                                                                              --------------

COMMERCIAL PAPER--10.5% (c)
Amstel Funding Corp.,
   1.100% 02/17/04 (d)                                             7,000,000       6,989,947
Govco Inc.,
   1.100% 01/20/04 (d)                                             4,000,000       3,997,678
Grampian Funding LLC,
   1.100% 01/07/04 (d)                                             1,000,000         999,817
Preferred Receivables Funding Corp.,
   1.090% 01/15/04 (d)                                             5,000,000       4,997,880
Shell Finance (UK) Plc,
   1.100% 01/02/04 (d)                                             4,000,000       3,997,555
                                                                              --------------
TOTAL COMMERCIAL PAPER
   (cost of $20,982,877)                                                          20,982,877
                                                                              --------------

CORPORATE BONDS--21.2%
American Express Corp.:
   1.200% 03/05/04 (b)                                             5,000,000       5,000,000
   1.169% 07/19/04 (b)(e)                                          3,000,000       3,000,000
American Honda Finance Corp.,
   1.300% 07/15/04 (b)(e)                                          5,000,000       5,005,188
Autumn House at Powder Mill, Inc.,
   (LOC: SunTrust Bank)
   1.250% 02/01/28 (b)                                             2,000,000       2,000,000
BankUnited FSB,
   (LOC: FHLB)
   5.400% 02/02/04                                                 1,000,000       1,003,478
Citigroup, Inc.
   1.400% 03/09/04 (b)                                             8,000,000       8,004,340
Destiny Manufacturing, Inc.
   (LOC: Fifththird Bank)
   1.250% 09/01/13 (b)                                             3,115,000       3,115,000
Engine Parts Warehouse,
   (LOC: Fifth Third Bank)
   1.250% 11/01/21 (b)(d)                                          3,690,000       3,690,000
General Electric Capital Corp.
   1.230% 09/16/04 (b)                                             5,000,000       5,004,423
Grand Rapids Christian School,
   (LOC: Fifth Third Bank)
   1.250% 09/01/28 (b)                                             1,000,000       1,000,000
JTJ Group LLC,
   (LOC: Fifth Third Bank)
   1.250% 12/01/33 (b)                                        $    1,600,000  $    1,600,000
Morgan Stanley & Co., Inc.
   1.151% 12/29/04 (b)                                             4,000,000       4,000,000
                                                                              --------------
TOTAL CORPORATE BONDS
   (cost of $42,422,429)                                                          42,422,429
                                                                              --------------

MUNICIPAL BONDS--11.5%
Collier County Florida, IDA,
   Healthcare Facilities, Revenue Bonds,
   (LOC: Wachovia Bank)
   1.250% 11/01/19 (b)                                               800,000         800,000
Fairview Hospital Healthcare &
   Services, MN,
   (FSA INS)/(SPA: U.S. Bank)
   1.160% 11/01/15 (b)                                               600,000         600,000
Florida Housing Financial Corp.,
   Revenue Bonds,
   (FSA INS/Dexia Credit Local)
   1.160% 01/01/47 (b)                                             1,600,000       1,600,000
Indiana Health Facilities Finance
   Authority, Revenue Bonds,
   (LOC: Wells Fargo Bank)
   1.300% 06/01/12 (b)                                               900,000         900,000
New Jersey Economic Development
   Authority, State Pension Funding,
   (FSA INS)/(SPA:
   Dexia Credit Local)
   1.250% 02/15/29 (b)                                             9,000,000       9,000,000
State of Texas, Public Finance
   Authority, Revenue Bonds,
   1.140% 02/10/04 (b)                                             7,000,000       7,000,000
University Of Cincinnati, Ohio,
   General Receipts, Revenue Bonds,
   (MBIA INS)
   5.680% 06/01/04                                                 1,000,000       1,018,407
Washington State Housing Finance
   Commision, Revenue Bonds,
   (LOC: Wells Fargo Bank)
   1.200% 11/01/35 (b)                                             1,960,000       1,960,000
                                                                              --------------
TOTAL MUNICIPAL BONDS
   (cost of $22,878,407)                                                          22,878,407
                                                                              --------------

U.S. GOVERNMENT AGENCIES--42.6%
Federal Home Loan Bank:
   4.875% 04/16/04                                                 8,000,000       8,081,429
   3.375% 06/15/04                                                 5,000,000       5,050,756
   1.076% 04/19/05 (b)                                            10,000,000       9,996,122
   1.061% 04/25/05 (b)                                             3,000,000       2,998,413
Federal Home Loan Mortgage Corp.:
   5.250% 02/15/04                                                 1,000,000       1,004,758
   1.110% 10/07/05 (b)                                            10,000,000      10,000,000
   1.125% 11/07/05 (b)                                             2,000,000       2,000,000

                       See Notes to Investment Portfolio.

                                                                    PAR          VALUE (a)
                                                              --------------  --------------
Discount Note:
   1.145% 04/02/04 (c)                                        $    1,000,000  $      997,074
   1.040% 05/20/04 (c)                                             3,200,000       3,187,058
   1.290% 08/12/04 (c)                                            10,000,000       9,919,733
Federal National
   Mortgage Association:
   1.610% 12/30/04                                                 5,000,000       5,000,000
   1.100% 03/23/05 (b)                                            15,000,000      14,996,307
Discount Note:
   1.300% 01/09/04 (c)                                             2,000,000       1,999,422
   1.130% 02/25/04 (c)                                             5,000,000       4,991,368
   1.040% 05/28/04 (c)                                             2,500,000       2,489,311
   1.090% 06/25/04 (c)                                             2,500,000       2,486,678
                                                                              --------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $85,198,429)                                                          85,198,429
                                                                              --------------

REPURCHASE AGREEMENT--0.5%
Repurchase agreement with State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04 at 0.900%, collateralized
   by a Federal Home Loan Bank Note maturing 06/17/05,
   market value $1,051,364 (repurchase proceeds $1,030,052)
   (cost of $1,030,000)                                            1,030,000       1,030,000
                                                                              --------------
TOTAL INVESTMENTS--99.7%
   (cost of $199,214,212) (f)                                                    199,214,212
                                                                              --------------
OTHER ASSETS & LIABILITIES, NET--0.3%                                              678,537
                                                                              --------------
NET ASSETS--100.0%                                                            $  199,892,749
                                                                              ==============

NOTES TO INVESTMENT PORTFOLIO:
(a)  See Note 1.
(b) Interest rates on variable rate securities change periodically. The rate listed is as of December 31, 2003.
(c) The interest rates listed reflect the effective rate at the date of purchase.
(d) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investments and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 2003, the aggregate amortized cost of the Fund's private placement securities was $24,672,877, which represents 12.3% of net assets. None of these securities were deemed illiquid.
(e) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $8,005,188, which represents 4.0% of net assets.
(f) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM              NAME
            -------              ----
             FHLB      Federal Home Loan Bank
             FSA       Financial Security Assurance
             IDA       Industrial Development Authority
             INS       Insured
             LOC       Letter of Credit
             MBIA      Municipal Bond Insurance Association
             SPA       Stand-by Purchase Agreement

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Money Market Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at amortized cost approximating value            $  199,214,212
Cash                                                                   3,004
Receivable for:
   Fund shares sold                                                  522,322
   Interest                                                          374,204
Deferred Trustees' compensation plan                                   5,667
Other assets                                                           2,996
                                                              --------------
     TOTAL ASSETS                                                200,122,405
                                                              --------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                            88,409
   Investment advisory fee                                            56,198
   Administration fee                                                 25,272
   Transfer agent fee                                                    625
   Pricing and bookkeeping fees                                        3,405
   Trustees' fees                                                        110
   Audit fee                                                          26,240
   Custody fee                                                           342
   Reports to shareholders                                            23,388
Deferred Trustees' fees                                                5,667
                                                              --------------
     TOTAL LIABILITIES                                               229,656
                                                              --------------
NET ASSETS                                                    $  199,892,749
                                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                               $  199,884,068
Undistributed net investment income                                    8,745
Accumulated net realized loss                                            (64)
                                                              --------------
NET ASSETS                                                    $  199,892,749
                                                              ==============
Shares outstanding                                               199,927,482
                                                              ==============
Net asset value per share                                     $         1.00
                                                              ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Money Market Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Interest                                                      $    2,949,174
                                                              --------------
EXPENSES:
Investment advisory fee                                              841,134
Administration fee                                                   360,486
Transfer agent fee                                                     7,500
Pricing and bookkeeping fees                                          73,006
Trustees' fees                                                        13,525
Custody fee                                                           12,208
Other expenses                                                        85,940
                                                              --------------
   Total Expenses                                                  1,393,799
Fees and expenses waived or reimbursed by Investment Advisor        (104,339)
Custody earnings credit                                                 (682)
                                                              --------------
   Net Expenses                                                    1,288,778
                                                              --------------
Net Investment Income                                              1,660,396
                                                              --------------
NET REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                         (44)
                                                              --------------
Net Increase in Net Assets from Operations                    $    1,660,352
                                                              ==============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Money Market Fund, Variable Series

                                                                          YEAR ENDED       YEAR ENDED
                                                                         DECEMBER 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                           2003             2002
----------------------------------                                      --------------   --------------
OPERATIONS:
Net investment income                                                   $    1,660,396   $    3,281,299
Net realized loss on investments                                                   (44)              --
                                                                        --------------   --------------
        Net Increase from Operations                                         1,660,352        3,281,299
                                                                        --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                               (1,651,340)      (3,321,856)
                                                                        --------------   --------------
SHARE TRANSACTIONS:
   Subscriptions                                                           234,955,322      708,951,720
   Proceeds received in connection with merger                              14,534,445               --
   Distributions reinvested                                                  1,651,340        3,321,856
   Redemptions                                                            (310,160,097)    (720,315,374)
                                                                        --------------   --------------
Net Decrease from Share Transactions                                       (59,018,990)      (8,041,798)
                                                                        --------------   --------------
Total Decrease in Net Assets                                               (59,009,978)      (8,082,355)
NET ASSETS:
Beginning of period                                                        258,902,727      266,985,082
                                                                        --------------   --------------
End of period (including undistributed net investment income of
   $8,745 and $--, respectively)                                        $  199,892,749   $  258,902,727
                                                                        ==============   ==============
CHANGES IN SHARES:
   Subscriptions                                                           234,957,547      708,951,720
   Issued in connection with merger                                         14,534,816               --
   Issued for distributions reinvested                                       1,651,340        3,321,856
   Redemptions                                                            (310,160,097)    (720,313,147)
                                                                        --------------   --------------
        Net Decrease                                                       (59,016,394)      (8,039,571)
                                                                        --------------   --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Money Market Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Money Market Fund, Variable Series (formerly Stein Roe Money Market Fund, Variable Series) (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks maximum current income consistent with capital preservation and the maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for non-deductible expenses from the merger and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

  UNDISTRIBUTED           ACCUMULATED NET     PAID-IN
NET INVESTMENT INCOME      REALIZED LOSS      CAPITAL
---------------------     ---------------     -------
     $  (311)                 $  (20)          $  331

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,   DECEMBER 31,
                                   2003           2002
                                ------------   ------------
Distributions paid from:
     Ordinary Income*           $  1,651,340   $  3,321,856

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                       UNDISTRIBUTED
                         ORDINARY
                          INCOME
                       -------------
                       $      12,619

POST-OCTOBER LOSSES--Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2003, post-October capital losses of $64 attributed to security transactions were deferred to January 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                      FEE RATE
------------------------                      --------
First $500 million                             0.35%
Next $500 million                              0.30%
Over $1 billion                                0.25%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.35% of the Fund's average daily net assets.

For the period July 1, 2003 through October 31, 2003, Columbia waived investment advisory fees by 0.13% annually of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.31%.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.030%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.65% annually of the Fund's average daily net assets.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 6. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, Galaxy VIP Money Market Fund, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Money Market Fund, Variable Series. Stein Roe Money Market Fund, Variable Series received a tax-free transfer of assets from Galaxy VIP Money Market Fund as follows:

      SHARES                                NET ASSETS
      ISSUED                                 RECEIVED
   ------------                            ------------
    14,534,816                             $ 14,534,445

                                                NET ASSETS
     NET ASSETS              NET ASSETS        OF STEIN ROE
    OF STEIN ROE           OF GALAXY VIP    MONEY MARKET FUND,
    MONEY MARKET         MONEY MARKET FUND   VARIABLE SERIES
FUND, VARIABLE SERIES       IMMEDIATELY        IMMEDIATELY
      PRIOR TO                PRIOR TO           AFTER
    COMBINATION             COMBINATION        COMBINATION
---------------------    -----------------  -----------------
 $  256,836,286            $  14,534,445      $  271,370,731

Also on April 7, 2003, subsequent to the merger described above, Stein Roe Money Market Fund, Variable Series was renamed the Liberty Money Market Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Liberty Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

                                                                            YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                     2003              2002           2001           2000           1999
                                                 -----------       -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD             $     1.000       $     1.000    $     1.000    $     1.000    $     1.000
                                                 -----------       -----------    -----------    -----------    -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.007             0.012          0.036          0.059          0.047

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.007)           (0.012)        (0.036)        (0.059)        (0.047)
                                                 -----------       -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD                   $     1.000       $     1.000    $     1.000    $     1.000    $     1.000
                                                 ===========       ===========    ===========    ===========    ===========

Total return (b)(c)                                     0.69%(d)          1.23%          3.64%          6.05%          4.79%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                            0.54%             0.65%          0.56%          0.56%          0.52%(f)
Net investment income (e)                               0.69%             1.25%          3.45%          5.90%          4.75%(f)
Waiver/reimbursement                                    0.04%               --             --             --             --
Net assets, end of period (000's)                $   199,893       $   258,903    $   266,985    $   212,317    $   170,539

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

REPORT OF INDEPENDENT AUDITORS


To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Liberty Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Money Market Fund, Variable Series (formerly Stein Roe Money Market Fund, Variable Series) (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

PORTFOLIO MANAGER'S DISCUSSION
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

Liberty Small Company Growth Fund, Variable Series seeks long-term growth.

Paul J. Berlinguet, head of the small cap growth team at Columbia Management Advisors, Inc., has managed the fund since November 2003.

SMALL-COMPANY STOCKS LEAD MARKET UPWARD

After struggling early in 2003, stocks of smaller companies rebounded strongly and easily outpaced stocks of mid-sized and large companies for the full year. This strength was the result of two positive factors. First, investors appeared to believe smaller companies would benefit more quickly from improving business conditions and a domestic recovery than larger firms. Second, stock prices of many small companies had, in our view, taken some of the worst beatings in the bear market that had commenced in 2000. As a result, the stocks of many small companies, particularly in the technology sector, were selling at attractive prices relative to their future business prospects.

TECHNOLOGY EXPOSURE WAS THE KEY TO PERFORMANCE

Early in the year, the fund's relatively light exposure to technology relative to its benchmark, the Russell 2000 Growth Index, hampered performance because technology was the best performing sector during that period. The fund's performance also was held back by an overweight position in energy, a sector that underperformed during the period. However, as the year progressed, we increased the fund's technology exposure, which helped bring the fund's performance for the period close to that of its benchmark.

   The fund's technology gains came from a variety of industries. Our investments in semiconductor and semiconductor equipment companies contributed to positive performance. Brooks Automation (1.1% of net assets), a maker of equipment used to automate semiconductor production, performed strongly throughout the year. After several years of broadening its product line, Brooks brought in several new executives and turned its focus to streamlining operations. Brooks' ongoing initiatives, which had been broadly overlooked by the investment community, began to bear fruit. Mykrolis and Silicon Storage Technology (0.9% and 1.0% of net assets, respectively) also added to performance.

   We believe that an extended decline for these companies, particularly the semiconductor equipment firms, has ended. Growing demand for consumer products with semiconductor components, such as camera-equipped cell phones and digital cameras, helped semiconductor companies. Also, business spending on technology, in general, increased markedly during the year.

   In health care, SICOR, a generic pharmaceutical company, contributed to performance. In the fall, the company announced that it would be acquired by Teva Pharmaceuticals at a premium. The position was subsequently liquidated in anticipation of the acquisition closing in early 2004. The fund also benefited from its increasing exposure to media stocks, including Sinclair Broadcast Group and Lin TV (1.4% and 1.1% of net assets, respectively). As investors looked ahead to both the Olympics and a presidential election in 2004, which are expected to result in higher advertising revenues, both companies performed well.

   Our positions in specialty financial companies, such as Investors Financial Services and Jefferies Group (1.4% and 1.0% of net assets, respectively), also helped performance. Investors Financial Services provides outsourcing services to investment companies, including mutual funds. Jefferies Group is an investment bank and securities broker. We believe both companies should benefit from an improving stock market.

ENERGY DETRACTS FROM PERFORMANCE

The fund's energy holdings were the biggest detractors from performance. As a group, these stocks advanced only about 4% for the year, far below the 32% gain for the fund's benchmark. However, we believe energy stocks are likely to benefit from increased demand as the economy recovers, especially because there has not been a corresponding increase in energy supply. As a result, we have maintained our investments in the energy sector.

A POSITIVE OUTLOOK WITH REDUCED EXPECTATIONS

Small-company stocks staged a remarkable turnaround during the past 12 months. Still, we remain cautiously optimistic about the prospects for small company growth stocks for the coming year. We believe that prices of smaller-company stocks have the potential to increase if the economy continues to improve and if earnings continue to grow faster than for large company stocks, which we expect them to do. However, even in a positive environment we expect more modest gains for the year ahead.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                      1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
 Class B (6/1/00)                      44.43     6.46      5.75
 Russell 2000 Growth Index             48.54     0.86      5.43

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)          12/31/02  12/31/03
---------------------------------------------------------
 Class B                                 6.82       9.85

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/94(1) - 12/31/03

Class B: $17,498

                              CLASS B SHARES  RUSSELL 2000 GROWTH INDEX
  1/1/1994                      $   10,000            $   10,000
 3/31/1994                      $    9,475            $    9,592
 6/30/1994                      $    9,328            $    8,988
 9/30/1994                      $   10,201            $    9,827
12/31/1994                      $   10,119            $    9,756
 3/31/1995                      $   10,119            $   10,291
 6/30/1995                      $    9,919            $   11,312
 9/30/1995                      $   11,038            $   12,598
12/31/1995                      $   11,308            $   12,785
 3/31/1996                      $   12,277            $   13,518
 6/30/1996                      $   13,184            $   14,308
 9/30/1996                      $   14,050            $   14,186
12/31/1996                      $   14,355            $   14,223
 3/31/1997                      $   13,310            $   12,731
 6/30/1997                      $   15,382            $   14,965
 9/30/1997                      $   16,757            $   17,498
12/31/1997                      $   15,477            $   16,063
 3/31/1998                      $   16,728            $   17,971
 6/30/1998                      $   14,510            $   16,939
 9/30/1998                      $   11,447            $   13,152
12/31/1998                      $   12,800            $   16,261
 3/31/1999                      $   11,813            $   15,988
 6/30/1999                      $   13,570            $   18,346
 9/30/1999                      $   13,994            $   17,443
12/31/1999                      $   18,946            $   23,268
 3/31/2000                      $   23,524            $   25,427
 6/30/2000                      $   22,133            $   23,553
 9/30/2000                      $   22,913            $   22,618
12/31/2000                      $   17,904            $   18,049
 3/31/2001                      $   14,801            $   15,306
 6/30/2001                      $   17,698            $   18,056
 9/30/2001                      $   13,202            $   12,986
12/31/2001                      $   16,045            $   16,384
 3/31/2002                      $   16,098            $   16,063
 6/30/2002                      $   14,144            $   13,541
 9/30/2002                      $   11,496            $   10,627
12/31/2002                      $   12,118            $   11,425
 3/31/2003                      $   11,585            $   10,982
 6/30/2003                      $   14,214            $   13,634
 9/30/2003                      $   15,067            $   15,062
12/31/2003                      $   17,498            $   16,976

     PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

     Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

     Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

     Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 1, 1989.

INVESTMENT PORTFOLIO
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

                                                                              SHARES             VALUE
                                                                          --------------    --------------
COMMON STOCKS -- 99.3%
CONSUMER DISCRETIONARY--17.1%
HOTELS, RESTAURANTS & LEISURE--5.7%
Alliance Gaming Corp. (a)                                                         23,600    $      581,740
Applebee's International, Inc.                                                    11,500           451,605
Dave & Busters, Inc. (a)                                                          12,300           155,964
Gaylord Entertainment Co. (a)                                                     17,000           507,450
Scientific Games Corp., Class A (a)                                               36,600           622,566
Station Casinos, Inc.                                                             44,100         1,350,783
                                                                                            --------------
                                                                                                 3,670,108
                                                                                            --------------
HOUSEHOLD DURABLES--1.0%
Meritage Corp. (a)                                                                 9,700           643,207
                                                                                            --------------
MEDIA--4.7%
Cumulus Media, Inc., Class A (a)                                                  18,000           396,000
Journal Communications, Inc.,
   Class A                                                                         9,700           179,741
Lin TV Corp., Class A (a)                                                         27,700           714,937
Radio One, Inc., Class D (a)                                                      22,200           428,460
Sinclair Broadcast Group, Inc.,
   Class A (a)                                                                    62,000           925,040
TiVo, Inc. (a)                                                                    49,300           364,820
                                                                                            --------------
                                                                                                 3,008,998
                                                                                            --------------
SPECIALTY RETAIL--4.7%
Bombay Co, Inc. (a)                                                               64,800           527,472
Cost Plus, Inc. (a)                                                               16,800           688,800
Party City Corp. (a)                                                              15,500           196,695
Petco Animal Supplies, Inc. (a)                                                   24,900           758,205
Sharper Image Corp. (a)                                                           24,800           809,720
                                                                                            --------------
                                                                                                 2,980,892
                                                                                            --------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Quiksilver, Inc. (a)                                                              37,000           656,010
                                                                                            --------------

CONSUMER STAPLES--1.4%
FOOD & DRUG RETAILING--0.6%
Performance Food Group Co. (a)                                                    10,200           368,934
                                                                                            --------------
FOOD PRODUCTS--0.8%
American Italian Pasta Co.,
   Class A (a)                                                                    12,900           540,510
                                                                                            --------------

ENERGY--5.8%
ENERGY EQUIPMENT & SERVICES--2.6%
Key Energy Services, Inc. (a)                                                     44,200           455,702
Maverick Tube Corp. (a)                                                           30,000           577,500
Unit Corp. (a)                                                                    26,000           612,300
                                                                                            --------------
                                                                                                 1,645,502
                                                                                            --------------
OIL & GAS--3.2%
Patina Oil & Gas Corp.                                                            15,025           736,075
Tom Brown, Inc. (a)                                                               10,000           322,500
Ultra Petroleum Corp. (a)                                                         17,000           418,540
Western Gas Resources, Inc.                                                       12,300           581,175
                                                                                            --------------
                                                                                                 2,058,290
                                                                                            --------------

FINANCIALS --9.7%
BANKS--4.9%
Boston Private Financial Holdings, Inc.                                           19,600    $      486,864
East-West Bancorp, Inc.                                                           13,100           703,208
Investors Financial Services Corp.                                                23,400           898,794
Mercantile Bank Corp.                                                             15,100           551,150
Prosperity Bancshares, Inc.                                                       23,000           517,960
                                                                                            --------------
                                                                                                 3,157,976
                                                                                            --------------
DIVERSIFIED FINANCIALS--2.7%
Commercial Capital BanCorp, Inc. (a)                                              23,000           492,430
Jefferies Group, Inc.                                                             20,000           660,400
MTC Technologies, Inc. (a)                                                        17,300           557,406
                                                                                            --------------
                                                                                                 1,710,236
                                                                                            --------------
INSURANCE--2.1%
Infinity Property & Casualty Corp.                                                24,000           793,200
Philadelphia Consolidated
   Holding Co. (a)                                                                11,100           542,013
                                                                                            --------------
                                                                                                 1,335,213
                                                                                            --------------

HEALTH CARE--21.7%
BIOTECHNOLOGY--6.6%
BioMarin Pharmaceuticals, Inc. (a)                                                58,200           452,156
Ciphergen Biosystems, Inc. (a)                                                    29,600           332,704
Cytogen Corp. (a)                                                                 26,500           288,320
Harvard Bioscience, Inc. (a)                                                      10,676            95,016
Ilex Oncology, Inc. (a)                                                           22,700           482,375
Neurocrine Biosciences, Inc. (a)                                                  10,500           572,670
Protein Design Labs, Inc. (a)                                                     30,900           553,110
Serologicals Corp. (a)                                                            48,100           894,660
Telik, Inc. (a)                                                                   25,600           589,056
                                                                                            --------------
                                                                                                 4,260,067
                                                                                            --------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.7%
Bio-Rad Laboratories, Inc.,
   Class A (a)                                                                    12,700           732,409
Conceptus, Inc. (a)                                                               20,600           218,772
Cytyc Corp. (a)                                                                   32,700           449,952
Integra LifeSciences
   Holdings Corp. (a)                                                             18,400           526,792
LCA-Vision, Inc. (a)                                                               7,200           152,424
Medical Action Industries, Inc. (a)                                               39,100           731,561
Merit Medical Systems, Inc. (a)                                                       --(b)              7
Noven Pharmaceuticals, Inc. (a)                                                   41,300           628,173
SonoSite, Inc. (a)                                                                24,200           518,848
Zoll Medical Corp. (a)                                                             8,600           305,128
                                                                                            --------------
                                                                                                 4,264,066
                                                                                            --------------
HEALTH CARE PROVIDERS & SERVICES--3.1%
Advisory Board Co. (a)                                                            10,400           363,064
America Services Group, Inc. (a)                                                   8,400           259,636
LifePoint Hospitals, Inc. (a)                                                     14,100           415,245
Priority Healthcare Corp., Class B (a)                                            12,300           296,553
U.S. Physical Therapy, Inc. (a)                                                   13,400           210,782
WellChoice, Inc. (a)                                                              12,700           438,150
                                                                                            --------------
                                                                                                 1,983,430
                                                                                            --------------

                       See Notes to Investment Portfolio.

                                                                              SHARES             VALUE
                                                                          --------------    --------------
PHARMACEUTICALS--5.3%
Advancis Pharmaceutical Corp. (a)                                                 39,600    $      297,000
Atrix Laboratories, Inc. (a)                                                      15,700           377,428
Caraco Pharmaceutical
   Laboratories Ltd. (a)                                                          13,800           103,224
DepoMed, Inc. (a)                                                                 42,700           302,743
DOV Pharmaceutical, Inc. (a)                                                      32,400           436,428
Nektar Therapeutics (a)                                                           43,700           594,757
Salix Pharmaceuticals Ltd. (a)                                                    28,700           650,629
Taro Pharmaceuticals
   Industries Ltd. (a)                                                             9,800           632,100
                                                                                            --------------
                                                                                                 3,394,309
                                                                                            --------------

INDUSTRIALS--10.9%
AEROSPACE & DEFENSE--0.9%
DRS Technologies, Inc. (a)                                                        20,200           561,156
                                                                                            --------------
AIR FREIGHT & LOGISTICS--1.8%
EGL, Inc. (a)                                                                     44,800           786,688
UTI Worldwide, Inc.                                                               10,000           379,300
                                                                                            --------------
                                                                                                 1,165,988
                                                                                            --------------
COMMERCIAL SERVICES & SUPPLIES--3.6%
Arbitron, Inc. (a)                                                                15,300           638,316
Corporate Executive Board Co. (a)                                                  6,500           303,355
Exult, Inc. (a)                                                                   24,800           176,576
Navigant Consulting, Inc. (a)                                                     20,200           380,972
NCO Group, Inc. (a)                                                               19,300           439,461
Sylvan Learning Systems, Inc. (a)                                                 13,100           377,149
                                                                                            --------------
                                                                                                 2,315,829
                                                                                            --------------
MACHINERY--1.5%
AGCO Corp. (a)                                                                    24,600           495,444
Cuno, Inc. (a)                                                                     9,875           444,671
                                                                                            --------------
                                                                                                   940,115
                                                                                            --------------
ROAD & RAIL--3.1%
Central Freight Lines, Inc. (a)                                                    2,556            45,369
Genesee & Wyoming, Inc., Class A (a)                                              23,100           727,650
Heartland Express, Inc.                                                           19,700           476,543
Old Dominion Freight Line, Inc. (a)                                               11,450           390,216
Sirva, Inc. (a)                                                                   19,000           371,260
                                                                                            --------------
                                                                                                 2,011,038
                                                                                            --------------

INFORMATION TECHNOLOGY--29.6%
COMMUNICATIONS EQUIPMENT--2.1%
Brocade Communications
   Systems, Inc. (a)                                                              42,700           246,806
DSP Group, Inc. (a)                                                               13,500           336,285
F5 Networks, Inc. (a)                                                             14,400           361,440
Finisar Corp. (a)                                                                120,400           376,852
                                                                                            --------------
                                                                                                 1,321,383
                                                                                            --------------
COMPUTERS & PERIPHERALS--3.1%
Applied Films Corp. (a)                                                           22,200           733,044
Cray, Inc. (a)                                                                    50,500           501,465
Mercury Computer Systems, Inc. (a)                                                11,500           286,350
Pinnacle Systems, Inc. (a)                                                        56,200           479,386
                                                                                            --------------
                                                                                                 2,000,245
                                                                                            --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Anixter International, Inc. (a)                                                   13,900    $      359,732
Coherent, Inc. (a)                                                                16,000           380,800
Global Imaging Systems, Inc. (a)                                                  21,800           692,150
Itron, Inc. (a)                                                                   26,400           484,704
Planar Systems, Inc. (a)                                                          12,800           311,296
                                                                                            --------------
                                                                                                 2,228,682
                                                                                            --------------
INFORMATION TECHNOLOGY CONSULTING &
   SERVICES--0.3%
GRIC Communications, Inc. (a)                                                     40,000           216,000
                                                                                            --------------
INTERNET SOFTWARE & SERVICES--2.3%
Digital River, Inc. (a)                                                           15,600           344,760
Digitas, Inc. (a)                                                                 61,500           573,180
Modem Media, Inc. (a)                                                              9,300            75,981
PEC Solutions, Inc. (a)                                                           14,600           247,470
Quovadx, Inc. (a)                                                                 43,800           214,620
                                                                                            --------------
                                                                                                 1,456,011
                                                                                            --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--11.7%
Artisan Components, Inc. (a)                                                      36,700           752,350
August Technology Corp. (a)                                                       14,200           263,410
Brooks Automation, Inc. (a)                                                       29,600           715,432
Cymer, Inc. (a)                                                                   10,100           466,519
Entegris, Inc. (a)                                                                68,500           880,225
Integrated Circuit Systems, Inc. (a)                                              12,300           350,427
IXYS Corp. (a)                                                                    47,700           445,995
Lattice Semiconductor Corp. (a)                                                   51,400           497,552
Monolithic System
   Technology, Inc. (a)                                                           52,900           452,295
Mykrolis Corp. (a)                                                                34,500           554,760
Silicon Image, Inc. (a)                                                           98,300           710,709
Silicon Storage Technology, Inc. (a)                                              60,200           662,200
Skyworks Solutions, Inc. (a)                                                      28,500           247,950
Transmeta Corp. (a)                                                               91,755           311,967
Zoran Corp. (a)                                                                   12,400           215,636
                                                                                            --------------
                                                                                                 7,527,427
                                                                                            --------------
SOFTWARE--6.6%
Activision, Inc. (a)                                                              20,635           375,557
Borland Software Corp. (a)                                                        48,100           468,013
Captiva Software Corp. (a)                                                        43,000           544,380
Epicor Software Corp. (a)                                                         25,800           329,208
Magma Design Automation, Inc. (a)                                                 20,000           466,800
Manhattan Associates, Inc. (a)                                                    23,900           660,596
Micromuse, Inc. (a)                                                               64,300           443,670
OpenTV Corp., Class A (a)                                                        104,200           349,070
Take-Two Interactive
   Software, Inc. (a)                                                              9,000           259,290
Verity, Inc. (a)                                                                  22,300           372,187
                                                                                            --------------
                                                                                                 4,268,771
                                                                                            --------------

MATERIALS--3.1%
CONSTRUCTION MATERIALS--1.2%
AMCOL International Corp.                                                         10,700           217,210
Chicago Bridge & Iron Co. NV,
   NY Registered Shares, ADR                                                      18,500           534,650
                                                                                            --------------
                                                                                                   751,860
                                                                                            --------------

                       See Notes to Investment Portfolio.

                                                                              SHARES             VALUE
                                                                          --------------    --------------
CONTAINERS & PACKAGING--1.9%
Jarden Corp. (a)                                                                  45,750    $    1,250,805
                                                                                            --------------
TOTAL COMMON STOCKS
   (cost of $51,003,782)                                                                        63,693,058
                                                                                            --------------

                                                                               PAR
                                                                          --------------
SHORT-TERM OBLIGATION--0.9%
Repurchase agreement with
   State Street Bank & Trust Co., dated 12/31/03, due 01/02/04 at
   0.780%, collateralized by a U.S. Treasury Bond maturing 08/15/28, market value $621,197 (repurchase proceeds $609,026)
   (cost of $609,000)                                                     $      609,000           609,000
                                                                                            --------------
TOTAL INVESTMENTS--100.2%
   (cost of $51,612,782) (c)                                                                    64,302,058
                                                                                            --------------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                                                           (144,344)
                                                                                            --------------
NET ASSETS--100.0%                                                                          $   64,157,714
                                                                                            ==============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Rounds to less than 1 share.
(c)  Cost for federal income tax purposes is $51,713,765.

            ACRONYM              NAME
            -------              ----
              ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                          $   51,612,782
                                                              --------------
Investments, at value                                         $   64,302,058
Cash                                                                     892
Receivable for:
   Investments sold                                                  182,524
   Interest                                                               13
   Dividends                                                           3,861
   Expense reimbursement due from Investment Advisor                   2,524
Deferred Trustees' compensation plan                                   1,968
                                                              --------------
     TOTAL ASSETS                                                 64,493,840
                                                              --------------
LIABILITIES:
Payable for:
   Investments purchased                                             104,427
   Fund shares repurchased                                           152,123
   Investment advisory fee                                            26,711
   Administration fee                                                  7,764
   Transfer agent fee                                                    625
   Pricing and bookkeeping fees                                        6,520
   Trustees' fees                                                        956
   Audit fee                                                          24,520
   Custody fee                                                           435
Deferred Trustees' fees                                                1,968
Other liabilities                                                     10,077
                                                              --------------
     TOTAL LIABILITIES                                               336,126
                                                              --------------
NET ASSETS                                                    $   64,157,714
                                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                               $   88,562,947
Accumulated net investment loss                                       (1,918)
Accumulated net realized loss                                    (37,092,591)
Net unrealized appreciation on investments                        12,689,276
                                                              --------------
NET ASSETS                                                    $   64,157,714
                                                              ==============
CLASS A:
Net assets                                                    $   64,156,749
Shares outstanding                                                 6,463,223
                                                              ==============
Net asset value per share                                     $         9.93
                                                              ==============
CLASS B:
Net assets                                                    $          965
Shares outstanding                                                        98
                                                              ==============
Net asset value per share                                     $         9.85
                                                              ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                            $       80,471
Interest                                                                     13,780
                                                                     --------------
   Total Investment Income (net of foreign taxes withheld of $611)           94,251
                                                                     --------------
EXPENSES:
Investment advisory fee                                                     274,018
Administration fee                                                           82,143
Distribution fee--Class B                                                         2
Transfer agent fee                                                            7,500
Pricing and bookkeeping fees                                                 22,514
Trustees' fees                                                                6,682
Custody fee                                                                  13,047
Audit fee                                                                    27,660
Other expenses                                                               20,009
                                                                     --------------
   Total Expenses                                                           453,575
Fees and expenses waived or reimbursed by Invesment Advisor                 (12,253)
Custody earnings credit                                                         (51)
                                                                     --------------
   Net Expenses                                                             441,271
                                                                     --------------
Net Investment Loss                                                        (347,020)
                                                                     --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                          3,318,354
Net change in unrealized appreciation/depreciation on investments        17,840,827
                                                                     --------------
Net Gain                                                                 21,159,181
                                                                     --------------
Net Increase in Net Assets from Operations                           $   20,812,161
                                                                     ==============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Small Company Growth Fund, Variable Series

                                                                            YEAR ENDED       YEAR ENDED
                                                                           DECEMBER 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                             2003             2002
----------------------------------                                        --------------   --------------
OPERATIONS:
Net investment loss                                                       $     (347,020)  $     (350,644)
Net realized gain (loss) on investments                                        3,318,354       (7,350,449)
Net change in unrealized appreciation/depreciation on investments             17,840,827      (10,352,594)
                                                                          --------------   --------------
        Net Increase (Decrease) from Operations                               20,812,161      (18,053,687)
                                                                          --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                               3,883,501        5,528,253
   Proceeds received in connection with merger                                 2,419,589               --
   Redemptions                                                               (11,890,253)     (17,837,585)
                                                                          --------------   --------------
Net Decrease from Share Transactions                                          (5,587,163)     (12,309,332)
                                                                          --------------   --------------
Total Increase (Decrease) in Net Assets                                       15,224,998      (30,363,019)
NET ASSETS:
Beginning of period                                                           48,932,716       79,295,735
                                                                          --------------   --------------
End of period (including accumulated net investment loss of $(1,918) and
   $(1,118), respectively)                                                $   64,157,714   $   48,932,716
                                                                          ==============   ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                 484,182          696,301
   Issued in connection with merger                                              368,840               --
   Redemptions                                                                (1,497,850)      (2,304,947)
                                                                          --------------   --------------

        Net Decrease                                                            (644,828)      (1,608,646)
                                                                          --------------   --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Small Company Growth Fund, Variable Series (formerly Stein Roe Small Company Growth Fund, Variable Series) (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing at least 80% of its net assets in common stocks of small-cap companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for Real Estate Investment Trust ("REIT") adjustments, net operating loss, capital loss carryforwards from the merger, capital loss carryforwards permanently lost from the merger and wash sales from the merger were identified and reclassified among the components of the Fund's net assets as follows:

     ACCUMULATED NET          ACCUMULATED          PAID-IN
     INVESTMENT LOSS        NET REALIZED LOSS      CAPITAL
    -----------------      ------------------    ----------
       $  346,220             $  (862,986)       $  516,766

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                 DECEMBER 31,  DECEMBER 31,
                                    2003          2002
                                 ------------  ------------
Distributions paid from:
     Ordinary Income*               $ --          $ --
     Long-Term Capital Gains          --            --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

     UNDISTRIBUTED       UNDISTRIBUTED
       ORDINARY            LONG-TERM      NET UNREALIZED
        INCOME           CAPITAL GAINS     APPRECIATION*
     -------------       -------------    --------------
        $   --              $   --        $  12,588,293

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $   14,316,534
     Unrealized depreciation                   (1,728,241)
                                           --------------
       Net unrealized appreciation         $   12,588,293
                                           ==============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                          -------------
       2008                             $     295,699
       2009                                26,615,658
       2010                                10,080,251
                                        -------------
                                        $  36,991,608
                                        =============

Of the capital loss carryforwards attributable to the Fund, $775,124 was obtained upon the Fund's merger with Galaxy VIP Small Company Growth Fund (See
Note 7).

Capital loss carryforwards of $3,372,847 were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryfowards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                           FEE RATE
------------------------                           --------
First $1 billion                                    0.50%
Next $500 million                                   0.45%
Over $1.5 billion                                   0.40%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.50% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.50%.

ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.041%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Effective April 14, 2003, Columbia has agreed to reimburse fees at the annual rate of 0.02% of the Fund's average daily net assets. This agreement will continue until April 13, 2004, after which it may be revised or discontinued any time.

   Prior to April 14, 2003, Stein Roe & Farnham Incorporated had voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.80% annually of the Fund's average daily net assets.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $62,856,598 and $70,162,248, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the

Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Galaxy VIP Small Company Growth Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Small Company Growth Fund, Variable Series Class A shares. The Stein Roe Small Company Growth Fund, Variable Series received a tax-free transfer of assets from the Galaxy VIP Small Company Growth Fund as follows:

    SHARES             NET ASSETS             UNREALIZED
    ISSUED              RECEIVED            DEPRECIATION(1)
    -------           -----------           ---------------
    368,840           $ 2,419,589             $ 86,415

                                            NET ASSETS
    NET ASSETS          NET ASSETS         OF STEIN ROE
   OF STEIN ROE       OF GALAXY VIP       SMALL COMPANY
   SMALL COMPANY      SMALL COMPANY        GROWTH FUND,
   GROWTH FUND,        GROWTH FUND       VARIABLE SERIES
 VARIABLE SERIES       IMMEDIATELY         IMMEDIATELY
     PRIOR TO            PRIOR TO             AFTER
   COMBINATION         COMBINATION         COMBINATION
 --------------       ------------       ---------------
  $  44,410,684       $  2,419,589        $  46,830,273

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Stein Roe Small Company Growth Fund, Variable Series was renamed the Liberty Small Company Growth Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Liberty Small Company Growth Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                           PERIOD
                                                                YEAR ENDED DECEMBER 31,                    ENDED
                                                        -----------------------------------------        DECEMBER 31,
                                                           2003             2002            2001           2000 (a)
                                                        ----------       ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     6.82       $     9.03      $    19.05      $    19.39
                                                        ----------       ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                      (0.07)           (0.07)          (0.06)          (0.06)
Net realized and unrealized gain (loss) on investments        3.10            (2.14)          (2.32)          (0.28)
                                                        ----------       ----------      ----------      ----------
       Total from Investment Operations                       3.03            (2.21)          (2.38)          (0.34)
                                                        ----------       ----------      ----------      ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                         --               --           (7.64)             --
                                                        ----------       ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                          $     9.85       $     6.82      $     9.03      $    19.05
                                                        ==========       ==========      ==========      ==========
Total return (c)(d)                                          44.43%(e)       (24.47)%(e)     (10.38)%(e)      (1.75)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                  1.05%            1.05%           1.07%           1.00%(h)
Net investment loss (g)                                      (0.88)%          (0.82)%         (0.57)%         (0.49)%(h)
Waiver/reimbursement                                          0.03%            0.02%           0.04%             --
Portfolio turnover rate                                        117%             117%            146%            155%
Net assets, end of period (000's)                       $        1       $        1    $          1      $        1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

REPORT OF INDEPENDENT AUDITORS


To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Liberty Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Small Company Growth Fund, Variable Series (formerly Stein Roe Small Company Growth Fund, Variable Series) (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

Stein Roe Growth Stock Fund, Variable Series seeks long-term growth.

Paul Blaustein has managed the fund since he joined Columbia Management Advisors, Inc. in October 2003. Previously, the fund was managed by Erik Gustafson.

The fund generated a strong absolute return for the year ended December 31, 2003, but did not perform as well as its new benchmark, the Russell 1000 Growth Index. It also underperformed its previous benchmark, the S&P 500 Index. We changed the fund's benchmark to the Russell 1000 Growth Index because we believe it is a better match with the fund's emphasis on long-term growth. During the period, the fund's emphasis on large-cap, high-quality holdings restrained performance somewhat during a bull market led by sharp gains in the most aggressive companies in the indices.

   On November 1, 2003, new managers assumed responsibility for the fund and made changes to the portfolio. The portfolio continues to concentrate on a relatively small number of large company growth stocks, diversified across a broad range of sectors with a targeted holding period of three years or longer.

TURNAROUND YEAR FOR GROWTH STOCKS

After three years of disappointing performance, the stock market roared back to life with double-digit returns for all major indices in 2003. The market rally began in April when the major military campaigns in Iraq ended successfully. With an economic recovery looking more likely, investors began to favor stocks with strong earnings growth prospects. This pattern continued throughout the year, bolstered by historically low interest rates and a recovery in corporate earnings.

STRONG RETURNS FROM TECHNOLOGY

The fund benefited from its above-average weight in technology stocks, such as Analog Devices and ASML Holdings (1.9% and 3.3% of net assets, respectively). Analog Devices is a leading manufacturer of integrated circuits used in communications, industrial, medical aerospace and automotive applications. ASML Holdings manufactures complex lithography equipment used to print the patterns of semiconductors. In the biotech industry, Amgen's share price rose strongly (2.9% of net assets) as a result of strong sales growth of its three core bio-pharmaceutical products.

RECENT INVESTMENTS IN PORTFOLIO

In keeping with our emphasis on companies with above-average, sustainable growth prospects, we added Xilinx to the portfolio and increased our holdings of Cisco Systems and Time Warner (3.5%, 3.8% and 2.2% of net assets, respectively). Xilinx designs programmable logic devices (PLDs), semiconductor devices that can be programmed to perform specific tasks within its customers' products. Programming PLDs takes considerably less time than custom-designing new circuits. This allows Xilinx's customers to reduce the time it takes to bring their new products to market. As the cost of designing custom chips continues to increase at a rapid rate, we expect PLDs to be used in an increasing number of applications. Cisco Systems Inc. is the dominant supplier of data communications equipment that powers corporate networks and the Internet. Cisco Systems excels by providing end-to-end assurance for its customers' communications systems and provides system upgrades to meet customers' requirements. Time Warner creates and distributes highly differentiated entertainment products that offer attractive growth and profitability potential.

A FAVORABLE ENVIRONMENT AT THE END OF THE PERIOD

At the period's end, ample liquidity, low interest rates and moderate inflation created a favorable environment for the stock market. If corporate profits continue to rise rapidly, we believe there will be additional momentum in the economic cycle. These could be positive conditions for the fast-growing companies with competitive market positions that make up the fund's portfolio.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Stein Roe Growth Stock Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The Fund may also invest up to 25% of its assets in foreign stocks. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                       1-YEAR  5-YEAR  10-YEAR
--------------------------------------------------------------
Class B (6/01/00)                      25.05    -4.63     7.64
Russell 1000 Growth Index              29.75    -5.11     9.21
S&P 500 Index                          28.68    -0.57    11.07

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/94(1) - 12/31/03

Class B: $20,877

               CLASS B SHARES     S&P 500 INDEX     RUSSELL 1000 GROWTH INDEX
    1/1/94         $   10,000        $   10,000                    $   10,000
   3/31/94         $    9,366        $    9,621                    $    9,559
   6/30/94         $    9,076        $    9,661                    $    9,460
   9/30/94         $    9,492        $   10,134                    $   10,188
  12/31/94         $    9,365        $   10,132                    $   10,262
   3/31/95         $   10,048        $   11,119                    $   11,239
   6/30/95         $   11,051        $   12,180                    $   12,344
   9/30/95         $   12,162        $   13,149                    $   13,465
  12/31/95         $   12,898        $   13,940                    $   14,078
   3/31/96         $   13,499        $   14,689                    $   14,834
   6/30/96         $   14,422        $   15,349                    $   15,777
   9/30/96         $   14,859        $   15,823                    $   16,345
  12/31/96         $   15,641        $   17,142                    $   17,332
   3/31/97         $   15,558        $   17,602                    $   17,426
   6/30/97         $   18,702        $   20,675                    $   20,721
   9/30/97         $   19,802        $   22,224                    $   22,279
  12/31/97         $   20,689        $   22,862                    $   22,618
   3/31/98         $   23,089        $   26,051                    $   26,045
   6/30/98         $   24,555        $   26,910                    $   27,227
   9/30/98         $   20,931        $   24,233                    $   24,755
  12/31/98         $   26,463        $   29,394                    $   31,374
   3/31/99         $   29,519        $   30,858                    $   33,370
   6/30/99         $   30,420        $   33,034                    $   34,654
   9/30/99         $   28,792        $   30,972                    $   33,386
  12/31/99         $   36,235        $   35,581                    $   41,779
 3/31/2000         $   41,656        $   36,396                    $   44,758
 6/30/2000         $   39,756        $   35,428                    $   43,550
 9/30/2000         $   38,456        $   35,084                    $   41,207
12/31/2000         $   31,830        $   32,341                    $   32,409
 3/31/2001         $   26,362        $   28,505                    $   25,636
 6/30/2001         $   27,076        $   30,173                    $   27,794
 9/30/2001         $   21,639        $   25,743                    $   22,399
12/31/2001         $   23,938        $   28,495                    $   25,790
 3/31/2002         $   23,009        $   28,572                    $   25,122
 6/30/2002         $   19,498        $   24,743                    $   20,432
 9/30/2002         $   15,943        $   20,468                    $   17,357
12/31/2002         $   16,693        $   22,195                    $   18,598
 3/31/2003         $   16,222        $   21,496                    $   18,399
 6/30/2003         $   18,491        $   24,804                    $   21,032
 9/30/2003         $   18,837        $   25,462                    $   21,854
12/31/2003         $   20,877        $   28,563                    $   24,129

NET ASSET VALUE PER SHARE ($)       12/31/02   12/31/03
-------------------------------------------------------
Class B                               19.40       24.19

     PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

     Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held large-capitalization US stocks. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

     Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

     Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Inception date of class A shares (oldest existing share class)


                                                                     is January
     1, 1989.

INVESTMENT PORTFOLIO
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

                                                                                        SHARES             VALUE
                                                                                   ----------------   ----------------
COMMON STOCKS--97.7%
CONSUMER DISCRETIONARY--19.0%
MEDIA--11.2%
Comcast Corp., Class A (a)                                                                  131,900   $      4,335,553
Liberty Media Corp., Class A (a)                                                            217,000          2,580,130
News Corp Ltd., ADR                                                                          61,700          2,227,370
Time Warner, Inc. (a)                                                                       190,600          3,428,894
Viacom, Inc., Class B                                                                       111,100          4,930,618
                                                                                                      ----------------
                                                                                                            17,502,565
                                                                                                      ----------------
MULTI-LINE RETAIL--6.4%
Costco Wholesale Corp. (a)                                                                  126,100          4,688,398
Wal-Mart Stores, Inc.                                                                        99,900          5,299,695
                                                                                                      ----------------
                                                                                                             9,988,093
                                                                                                      ----------------
SPECIALTY RETAIL--1.4%
Home Depot, Inc.                                                                             59,400          2,108,106
                                                                                                      ----------------

CONSUMER STAPLES--5.2%
HOUSEHOLD PRODUCTS--5.2%
Colgate-Palmolive Co.                                                                        85,300          4,269,265
Procter & Gamble Co.                                                                         37,500          3,745,500
                                                                                                      ----------------
                                                                                                             8,014,765
                                                                                                      ----------------

ENERGY--2.8%
ENERGY EQUIPMENT & SERVICES--2.8%
Schlumberger Ltd.                                                                            79,400          4,344,768
                                                                                                      ----------------

FINANCIALS--7.5%
BANKS--3.0%
Wells Fargo & Co.                                                                            79,500          4,681,755
                                                                                                      ----------------
DIVERSIFIED FINANCIALS--1.4%
Merrill Lynch & Co., Inc.                                                                    37,400          2,193,510
                                                                                                      ----------------
INSURANCE--3.1%
American International Group, Inc.                                                           72,700          4,818,556
                                                                                                      ----------------

HEALTH CARE--20.0%
BIOTECHNOLOGY--2.9%
Amgen, Inc. (a)                                                                              72,300          4,468,140
                                                                                                      ----------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.0%
Medtronic, Inc.                                                                             128,800          6,260,968
                                                                                                      ----------------
HEALTH CARE PROVIDERS & SERVICES--2.9%
Cardinal Health, Inc.                                                                        74,400          4,550,304
                                                                                                      ----------------
PHARMACEUTICALS--10.2%
Johnson & Johnson                                                                            89,000          4,597,740
Novartis AG, ADR                                                                            115,700          5,309,473
Pfizer, Inc.                                                                                166,400          5,878,912
                                                                                                      ----------------
                                                                                                            15,786,125
                                                                                                      ----------------

INDUSTRIALS--6.4%
COMMERCIAL SERVICES & SUPPLIES--1.8%
Paychex, Inc.                                                                                76,800          2,856,960
                                                                                                      ----------------
INDUSTRIAL CONGLOMERATES--4.6%
General Electric Co.                                                                        228,800   $      7,088,224
                                                                                                      ----------------

INFORMATION TECHNOLOGY--36.8%
COMMUNICATIONS EQUIPMENT--3.8%
Cisco Systems, Inc. (a)                                                                     246,400          5,985,056
                                                                                                      ----------------
COMPUTERS & PERIPHERALS--2.7%
Dell, Inc. (a)                                                                              121,700          4,132,932
                                                                                                      ----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--22.7%
Altera Corp. (a)                                                                            218,700          4,964,490
Analog Devices, Inc.                                                                         65,600          2,994,640
Applied Materials, Inc. (a)                                                                 189,100          4,245,295
ASML Holding NV,
   Registered Shares (a)                                                                    254,800          5,108,740
Intel Corp.                                                                                 156,100          5,026,420
Microchip Technology, Inc.                                                                   90,800          3,029,088
Novellus Systems, Inc. (a)                                                                  108,500          4,562,425
Xilinx, Inc. (a)                                                                            140,500          5,442,970
                                                                                                      ----------------
                                                                                                            35,374,068
                                                                                                      ----------------
SOFTWARE--7.6%
Microsoft Corp.                                                                             281,200          7,744,248
SAP AG, ADR                                                                                  60,800          2,526,848
VERITAS Software Corp. (a)                                                                   40,300          1,497,548
                                                                                                      ----------------
                                                                                                            11,768,644
                                                                                                      ----------------
TOTAL COMMON STOCKS
   (cost of $138,052,721)                                                                                  151,923,539
                                                                                                      ----------------

                                                                                         PAR
                                                                                   ----------------
SHORT-TERM OBLIGATION--2.6%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04
   at 0.780%, collateralized by a
   U.S. Treasury Bond
   maturing 08/15/28, market
   value $4,104,147
   (repurchase proceeds
   $4,020,174)
   (cost of $4,020,000)                                                            $      4,020,000          4,020,000
                                                                                                      ----------------
TOTAL INVESTMENTS--100.3%
   (cost of $142,072,721) (b)                                                                              155,943,539
                                                                                                      ----------------
OTHER ASSETS & LIABILITIES, NET--(0.3)%                                                                       (413,355)
                                                                                                      ----------------
NET ASSETS--100.0%                                                                                    $    155,530,184
                                                                                                      ================

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $142,261,671.

            ACRONYM              NAME
            -------              ----
              ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                          $    142,072,721
                                                                              ----------------
Investments, at value                                                         $    155,943,539
Cash                                                                                       875
Receivable for:
   Fund shares sold                                                                     10,991
   Interest                                                                                 87
   Dividends                                                                            87,875
   Expense reimbursement due from Investment Advisor                                        98
Deferred Trustees' compensation plan                                                     3,573
                                                                              ----------------
     TOTAL ASSETS                                                                  156,047,038
                                                                              ----------------

LIABILITIES:
Payable for:
   Fund shares repurchased                                                             358,199
   Investment advisory fee                                                              69,380
   Administration fee                                                                   19,932
   Transfer agent fee                                                                      625
   Pricing and bookkeeping fees                                                          7,678
   Trustees' fees                                                                          284
   Audit fee                                                                            27,940
   Custody fee                                                                           1,722
   Reports to shareholders                                                              19,719
   Distribution fee--Class B                                                             5,529
Deferred Trustees' fees                                                                  3,573
Other liabilities                                                                        2,273
                                                                              ----------------
     TOTAL LIABILITIES                                                                 516,854
                                                                              ----------------
NET ASSETS                                                                    $    155,530,184
                                                                              ================

COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $    208,263,637
Undistributed net investment income                                                    185,315
Accumulated net realized loss                                                      (66,789,586)
Net unrealized appreciation on investments                                          13,870,818
                                                                              ----------------
NET ASSETS                                                                    $    155,530,184
                                                                              ================

CLASS A:
Net assets                                                                    $    129,800,653
Shares outstanding                                                                   5,346,765
                                                                              ================
Net asset value per share                                                     $          24.28
                                                                              ================

CLASS B:
Net assets                                                                    $     25,729,531
Shares outstanding                                                                   1,063,804
                                                                              ================
Net asset value per share                                                     $          24.19
                                                                              ================

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Growth Stock Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                     $      1,319,916
Interest                                                                                24,442
                                                                              ----------------
   Total Investment Income (net of foreign taxes withheld of $15,471)                1,344,358
                                                                              ----------------

EXPENSES:
Investment advisory fee                                                                725,278
Administration fee                                                                     217,583
Distribution fee--Class B                                                               57,418
Transfer agent fee                                                                       7,500
Pricing and bookkeeping fees                                                            52,508
Trustees' fees                                                                           8,978
Custody fee                                                                             10,674
Other expenses                                                                          84,229
                                                                              ----------------
   Total Expenses                                                                    1,164,168
Fees reimbursed by the Distributor--Class B                                            (13,789)
Custody earnings credit                                                                   (192)
                                                                              ----------------
   Net Expenses                                                                      1,150,187
                                                                              ----------------
Net Investment Income                                                                  194,171
                                                                              ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                                    (9,818,581)
Net change in unrealized appreciation/depreciation on investments                   42,042,532
                                                                              ----------------
Net Gain                                                                            32,223,951
                                                                              ----------------
Net Increase in Net Assets from Operations                                    $     32,418,122
                                                                              ================

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series

                                                                                      YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                       2003               2002
----------------------------------                                                 ----------------   ----------------
OPERATIONS:
Net investment income                                                              $        194,171   $        567,697
Net realized loss on investments                                                         (9,818,581)       (17,315,003)
Net change in unrealized appreciation/depreciation on investments                        42,042,532        (55,764,886)
                                                                                   ----------------   ----------------
        Net Increase (Decrease) from Operations                                          32,418,122        (72,512,192)
                                                                                   ----------------   ----------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                (506,499)          (370,940)
    Class B                                                                                 (55,280)                --
                                                                                   ----------------   ----------------
    Total Distributions Declared to Shareholders                                           (561,779)          (370,940)
                                                                                   ----------------   ----------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                          3,816,103          6,190,686
   Distributions reinvested                                                                 506,499            370,940
   Redemptions                                                                          (24,305,714)       (45,952,620)
                                                                                   ----------------   ----------------
        Net Decrease                                                                    (19,983,112)       (39,390,994)
                                                                                   ----------------   ----------------

Class B:
   Subscriptions                                                                          2,725,601          5,347,058
   Distributions reinvested                                                                  55,280                 --
   Redemptions                                                                           (4,181,212)        (5,774,260)
                                                                                   ----------------   ----------------
        Net Decrease                                                                     (1,400,331)          (427,202)
                                                                                   ----------------   ----------------
Net Decrease from Share Transactions                                                    (21,383,443)       (39,818,196)
                                                                                   ----------------   ----------------
Total Increase (Decrease) in Net Assets                                                  10,472,900       (112,701,328)

NET ASSETS:
Beginning of period                                                                     145,057,284        257,758,612
                                                                                   ----------------   ----------------
End of period (including undistributed net investment income of $185,315 and
   $552,923, respectively)                                                         $    155,530,184   $    145,057,284
                                                                                   ================   ================

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                            175,052            264,894
   Issued for distributions reinvested                                                       28,632             13,805
   Redemptions                                                                           (1,172,892)        (2,015,798)
                                                                                   ----------------   ----------------
        Net Decrease                                                                       (969,208)        (1,737,099)
                                                                                   ----------------   ----------------

Class B:
   Subscriptions                                                                            125,961            224,649
   Issued for distributions reinvested                                                        3,130                 --
   Redemptions                                                                             (201,282)          (268,599)
                                                                                   ----------------   ----------------
        Net Decrease                                                                        (72,191)           (43,950)
                                                                                   ----------------   ----------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of Stein Roe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, which tend to be more thinly traded and of lesser quality are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, the foreign security will be valued at the fair value.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,  DECEMBER 31,
                                    2003          2002
                                ------------  ------------
Distributions paid from:
     Ordinary Income*            $ 561,779      $ 370,940
     Long-Term Capital Gains            --             --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

 UNDISTRIBUTED        UNDISTRIBUTED
   ORDINARY             LONG-TERM            NET UNREALIZED
    INCOME            CAPITAL GAINS          APPRECIATION*
 -------------        -------------          --------------
  $ 188,595               $ --                $ 13,681,868

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation              $ 20,855,120
     Unrealized depreciation                (7,173,252)
                                          ------------
       Net unrealized appreciation        $ 13,681,868
                                          ============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $ 28,434,611
       2010                                28,364,195
       2011                                 9,801,830
                                         ------------
                                         $ 66,600,636
                                         ============

No capital loss carryforwards were utilized and/or expired during the year ended December 31, 2003 for the Fund.

Expired capital loss carryfowards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                          FEE RATE
------------------------                          --------
First $1 billion                                    0.50%
Over $1 billion                                     0.45%

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.50%.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.036%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

   Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc., was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.80% annually of the Fund's average daily net assets. The Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.95% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $196,134,294 and $219,350,207, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                          PERIOD
                                                                  YEAR ENDED DECEMBER 31,                  ENDED
                                                         -----------------------------------------      DECEMBER 31,
                                                            2003           2002            2001           2000 (a)
                                                         ----------     ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    19.40     $    27.82      $    44.59      $      50.85
                                                         ----------     ----------      ----------      ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                              (0.01)          0.03           (0.02)            (0.12)
Net realized and unrealized gain (loss) on investments         4.85          (8.45)         (10.27)            (6.14)
                                                         ----------     ----------      ----------      ------------
       Total from Investment Operations                        4.84          (8.42)         (10.29)            (6.26)
                                                         ----------     ----------      ----------      ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.05)            --              --(c)             --
In excess of net realized gains                                  --             --           (6.48)               --
                                                         ----------     ----------      ----------      ------------
       Total Distributions Declared to Shareholders           (0.05)            --           (6.48)               --
                                                         ----------     ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD                           $    24.19     $    19.40      $    27.82      $      44.59
                                                         ==========     ==========      ==========      ============
Total return (d)(e)                                           25.05%(f)     (30.27)%(f)     (24.80)%(f)       (12.31)%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                   0.95%          0.95%           0.95%             0.95%(i)
Net investment income (loss) (h)                              (0.03)%         0.14%          (0.06)%           (0.43)%(i)
Waiver/reimbursement                                           0.06%          0.07%           0.06%               --
Portfolio turnover rate                                         138%            68%             57%               65%
Net assets, end of period (000's)                        $   25,730     $   22,042      $   32,830      $     20,059

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would have been reduced.
(f) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of SteinRoe Variable Investment Trust and the Class B Shareholders of Stein Roe Growth Stock Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets, and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

TRUSTEES
SteinRoe Variable Investment Trust

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 119 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                                                                  NUMBER OF
                                               YEAR FIRST                                      PORTFOLIOS IN
                                               ELECTED OR                                      COLUMBIA FUNDS         OTHER
                               POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN    DIRECTORSHIPS
   NAME, ADDRESS AND AGE           FUNDS      TO OFFICE(1)      DURING PAST FIVE YEARS       BY TRUSTEE/DIRECTOR      HELD
-------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 48)        Trustee         1996      Executive Vice                           119             Orbitz
P.O. Box 66100                                              President--Strategy of United                           (online
Chicago, IL 60666                                           Airlines (airline) since                                 travel
                                                            December, 2002 (formerly                                company)
                                                            President of UAL Loyalty
                                                            Services (airline) from
                                                            September, 2001 to December,
                                                            2002; Executive Vice President
                                                            and Chief Financial Officer of
                                                            United Airlines from March,
                                                            1993 to September, 2001).

Janet Langford Kelly (age 45)     Trustee         1996      Chief Administrative Officer             119              None
3100 West Beaver Road                                       and Senior Vice President,
Troy, MI 48084-3163                                         Kmart Holding Corporation
                                                            (consumer goods) since
                                                            September, 2003 (formerly
                                                            Executive Vice President--
                                                            Corporate Development and
                                                            Administration, General Counsel
                                                            and Secretary, Kellogg Company
                                                            (food manufacturer), from
                                                            September, 1999 to August,
                                                            2003; Senior Vice President,
                                                            Secretary and General Counsel,
                                                            Sara Lee Corporation (branded,
                                                            packaged, consumer-products
                                                            manufacturer) from January,
                                                            1995 to September, 1999).

Richard W. Lowry (age 67)         Trustee         1995      Private Investor since August,           121(3)           None
10701 Charleston Drive                                      1987 (formerly Chairman and
Vero Beach, FL 32963                                        Chief Executive Officer, U.S.
                                                            Plywood Corporation (building
                                                            products manufacturer)).

Charles R. Nelson (age 61)        Trustee         1981      Professor of Economics,                  119              None
Department of Economics                                     University of Washington, since
University of Washington                                    January, 1976; Ford and Louisa
Seattle, WA 98195                                           Van Voorhis Professor of
                                                            Political Economy, University
                                                            of Washington, since September,
                                                            1993; Director, Institute for
                                                            Economic Research, University
                                                            of Washington, since September,
                                                            2001; Adjunct Professor of
                                                            Statistics, University of
                                                            Washington, since September,
                                                            1980; Associate Editor, Journal
                                                            of Money Credit and Banking,
                                                            since September, 1993;
                                                            consultant on econometric and
                                                            statistical matters.

John J. Neuhauser (age 60)        Trustee         1985      Academic Vice President and              122(3),(4)   Saucony, Inc.
84 College Road                                             Dean of Faculties since August,                         (athletic
Chestnut Hill, MA 02467-3838                                1999, Boston College (formerly                          footwear);
                                                            Dean, Boston College School of                          SkillSoft
                                                            Management from September, 1977                           Corp.
                                                            to September, 1999).                                   (e-learning)

                                                                                                  NUMBER OF
                                               YEAR FIRST                                      PORTFOLIOS IN
                                               ELECTED OR                                      COLUMBIA FUNDS         OTHER
                               POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN    DIRECTORSHIPS
    NAME, ADDRESS AND AGE          FUNDS      TO OFFICE(1)      DURING PAST FIVE YEARS       BY TRUSTEE/DIRECTOR      HELD
-------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)

Patrick J. Simpson (age 58)       Trustee         2000      Partner, Perkins Coie L.L.P.             119              None
1211 S.W. 5th Avenue                                        (law firm).
Suite 1500
Portland, OR 97204

Thomas E. Stitzel (age 67)        Trustee         1998      Business Consultant since 1999           119              None
2208 Tawny Woods Place                                      (formerly Professor of Finance
Boise, ID 83706                                             from 1975 to 1999, College of
                                                            Business, Boise State
                                                            University); Chartered
                                                            Financial Analyst.

Thomas C. Theobald (age 66)       Trustee         1996      Managing Director, William               119             Anixter
27 West Monroe Street,              and                     Blair Capital Partners (private                       International
Suite 3500                      Chairman of                 equity investing) since                                 (network
Chicago, IL 60606               the Board(6)                September, 1994.                                         support
                                                                                                                    equipment
                                                                                                                  distributor),
                                                                                                                   Jones Lang
                                                                                                                  LaSalle (real
                                                                                                                     estate
                                                                                                                   management
                                                                                                                  services) and
                                                                                                                   MONY Group
                                                                                                                     (life
                                                                                                                   insurance)

Anne-Lee Verville (age 58)        Trustee         1998      Author and speaker on                    120(4)        Chairman of
359 Stickney Hill Road                                      educational systems needs                             the Board of
Hopkinton, NH 03229                                         (formerly General Manager,                              Directors,
                                                            Global Education Industry, IBM                        Enesco Group,
                                                            Corporation (computer and                                 Inc.
                                                            technology) from 1994 to 1997).                        (designer,
                                                                                                                  importer and
                                                                                                                  distributor
                                                                                                                  of giftware
                                                                                                                      and
                                                                                                                  collectibles)

Richard L. Woolworth (age 62)     Trustee         1991      Retired since December 2003              119           NW Natural
100 S.W. Market Street #1500                                (formerly Chairman and Chief                           (a natural
Portland, OR 97207                                          Executive Officer, The Regence                         gas service
                                                            Group (regional health                                  provider)
                                                            insurer); Chairman and Chief
                                                            Executive Officer, BlueCross
                                                            BlueShield of Oregon; Certified
                                                            Public Accountant, Arthur Young
                                                            & Company).

                                                                                                  NUMBER OF
                                               YEAR FIRST                                      PORTFOLIOS IN
                                               ELECTED OR                                      COLUMBIA FUNDS         OTHER
                               POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN    DIRECTORSHIPS
    NAME, ADDRESS AND AGE          FUNDS      TO OFFICE(1)      DURING PAST FIVE YEARS       BY TRUSTEE/DIRECTOR      HELD
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

William E. Mayer(2) (age 63)      Trustee         1994      Managing Partner, Park Avenue            121(3)            Lee
399 Park Avenue                                             Equity Partners (private                               Enterprises
Suite 3204                                                  equity) since February, 1999                             (print
New York, NY 10022                                          (formerly Founding Partner,                             media), WR
                                                            Development Capital LLC from                           Hambrecht +
                                                            November 1996 to February,                                 Co.
                                                            1999).                                                  (financial
                                                                                                                     service
                                                                                                                    provider)
                                                                                                                    and First
                                                                                                                     Health
                                                                                                                  (healthcare)

Joseph R. Palombo(2) (age 50)   Trustee and       2000      Executive Vice President and             120(5)           None
One Financial Center             President                  Chief Operating Officer of
Boston, MA 02111                                            Columbia Management Group, Inc.
                                                            since December, 2001 and
                                                            Director, Executive Vice
                                                            President and Chief Operating
                                                            Officer of Columbia Management
                                                            Advisors, Inc. (Advisor) since
                                                            April, 2003 (formerly Chief
                                                            Operations Officer of Mutual
                                                            Funds, Liberty Financial
                                                            Companies, Inc. from August,
                                                            2000 to November, 2001;
                                                            Executive Vice President of
                                                            Stein Roe & Farnham
                                                            Incorporated (Stein Roe) from
                                                            April, 1999 to April, 2003;
                                                            Director of Colonial Management
                                                            Associates, Inc. (Colonial)
                                                            from April, 1999 to April,
                                                            2003; Director of Stein Roe
                                                            from September, 2000 to April,
                                                            2003) President of Columbia
                                                            Funds and Galaxy Funds since
                                                            February, 2003 (formerly Vice
                                                            President from September 2002
                                                            to February 2003); Manager of
                                                            Columbia Floating Rate Limited
                                                            Liability Company since
                                                            October, 2000; (formerly Vice
                                                            President of the Columbia Funds
                                                            from April, 1999 to August,
                                                            2000; Chief Operating Officer
                                                            and Chief Compliance Officer,
                                                            Putnam Mutual Funds from
                                                            December, 1993 to March, 1999).

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(6) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.

OFFICERS
SteinRoe Variable Investment Trust

                                                           YEAR FIRST
                                                           ELECTED OR
                                   POSITION WITH            APPOINTED                      PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND AGE           COLUMBIA FUNDS           TO OFFICE                      DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Vicki L. Benjamin (Age 42)             Chief                  2001          Controller of the Columbia Funds and of the
One Financial Center                Accounting                              Liberty All-Star Funds since May, 2002; Chief
Boston, MA 02111                    Officer and                             Accounting Officer of the Columbia Funds and
                                     Controller                             Liberty All-Star Funds since June, 2001;
                                                                            Controller and Chief Accounting Officer of the
                                                                            Galaxy Funds since September, 2002 (formerly Vice
                                                                            President, Corporate Audit, State Street Bank and
                                                                            Trust Company from May, 1998 to April, 2001).

J. Kevin Connaughton (Age 39)        Treasurer                2000          Treasurer of the Columbia Funds and of the Liberty
One Financial Center                                                        All-Star Funds since December, 2000; Vice
Boston, MA 02111                                                            President of the Advisor since April, 2003
                                                                            (formerly Controller of the Liberty Funds and of
                                                                            the Liberty All-Star Funds from February, 1998 to
                                                                            October, 2000); Treasurer of the Galaxy Funds
                                                                            since September 2002; Treasurer, Columbia
                                                                            Management Multi-Strategy Hedge Fund, LLC since
                                                                            December, 2002 (formerly Vice President of
                                                                            Colonial from February, 1998 to October, 2000).

David A. Rozenson (Age 49)           Secretary                2003          Secretary of the Columbia Funds and of the Liberty
One Financial Center                                                        All-Star Funds since December, 2003; Senior
Boston, MA 02111                                                            Counsel, FleetBoston Financial Corporation since
                                                                            January, 1996; Associate General Counsel, Columbia
                                                                            Management Group since November, 2002.

STEINROE VARIABLE INVESTMENT TRUST


     INVESTMENT MANAGER AND ADMINISTRATOR
     Columbia Management Advisors, Inc.
     100 Federal Street
     Boston, MA 02110


     TRANSFER AGENT
     Columbia Funds Services, Inc.
     PO Box 8081
     Boston, MA 02266-8081

[KEYPORT LOGO]

P.O. Box 9133
Wellesley Hills, MA 02481


2003 ANNUAL REPORT - CLASS B SHARES     LIBERTY VARIABLE INVESTMENT TRUST
- STEINROE VARIABLE INVESTMENT TRUST - WANGER ADVISORS TRUST


                                                ANN-02/726Q-1203 (02/04) 04/0390

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

4(a) Aggregate Audit Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   $129,000          $117,900

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   $28,100           $10,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In fiscal year 2003, Audit-Related Fees primarily consist of certain agreed-upon procedures performed for semi-annual shareholder reports, as well as agreed-upon procedures relating to fund mergers. Audit-Related fees in fiscal year 2002 relate to certain agreed-upon procedures conducted during the conversion of the registrant's accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Audit-Related services to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

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                   2003              2002
                   0%                N/A

(c) Aggregate Tax Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   $11,600           $10,200

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2003 and 2002 relate to the review of annual tax returns.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Tax Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

(d) Aggregate All Other Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of All Other Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000. During the fiscal year ended December 31, 2002, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time, were approximately $95,000. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These services will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover the period from July 1 through June 30 of the following year. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, adviser or control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. ADDITIONAL PRE-APPROVAL INFORMATION

The engagement of the independent auditor to provide Fund Services and Fund-related Adviser Services shall be approved by the Audit Committee prior to the commencement of any such engagement.

         A.   AUDIT SERVICES TO THE FUNDS

The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, fund structure or other items.

         B. AUDIT-RELATED SERVICES TO THE FUNDS

The Audit Committee believes that the provision of Audit-related Services is consistent with the SEC's rules on auditor independence, and will grant general pre-approval to specific Audit-related Services.

         C. TAX SERVICES TO THE FUNDS

The Audit Committee will grant general pre-approval to those specific Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

         D. ALL OTHER SERVICES TO THE FUNDS

The Audit Committee will grant general pre-approval to those specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         E.  FUND-RELATED ADVISER SERVICES

The Audit Committee will grant general pre-approval to provide specific non-audit services to the funds' investment adviser, or any control affiliates, that relate directly to the funds' operations and financial statements. This includes services customarily required by one or more adviser entities or control affiliates in the ordinary course of their operations.

         F. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an adviser or control affiliate engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements) exceeds a pre-determined threshold established by the Audit Committee, the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence.

IV.      REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o   A general description of the services, and
     o   Actual billed and projected fees, and
     o The means by which such Fund Services or Fund-related Adviser Services were approved by the Audit Committee.

In addition, in accordance with Section 208-5 of the Sarbanes-Oxley Act of 2002, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules. In addition, the independent auditor must annually disclose to the Audit Committee all relationships with the funds of which the independent auditor is aware that may be reasonably thought to bear on the auditor's independence. The independent auditor shall tabulate, calculate and disclose its fees annually for such relationships.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****
(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are disclosed in 4(b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are also disclosed in 4(b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              SteinRoe Variable Investment Trust
            --------------------------------------------------------------------

By (Signature and Title)         /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                                 J. Kevin Connaughton, President and Treasurer

Date                      March 4, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                                J. Kevin Connaughton, President and Treasurer

Date                      March 4, 2004
    ----------------------------------------------------------------------------